Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA February 2022 Prepared for: Alpha Metallurgical Resources, Inc. 340 Martin Luther King Jr. Blvd. Bristol, TN 37620 Prepared by: MARSHALL MILLER & ASSOCIATES, INC. 582 Industrial Park Road Bluefield, Virginia 24605 www.mma1.com Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 1 Statement of Use and Preparation This Technical Report Summary (TRS) was prepared for the sole use of Alpha Metallurgical Resources, Inc. (Alpha) and its affiliated and subsidiary companies and advisors. Copies or references to information in this report may not be used without the written permission of Alpha. The report provides a statement of coal resources and coal reserves for Alpha, as defined under the United States Securities and Exchange Commission (SEC). The statement is based on information provided by Alpha and reviewed by various professionals within Marshall Miller & Associates, Inc. (MM&A). MM&A professionals who contributed to the drafting of this report meet the definition of Qualified Persons (QPs), consistent with the requirements of the SEC. The information in this TRS related to coal resources and reserves is based on, and fairly represents, information compiled by the QPs. At the time of reporting, MM&A’s QPs have sufficient experience relevant to the style of mineralization and type of deposit under consideration and to the activity they are undertaking to qualify as a QP as defined by the SEC. Certain information set forth in this report contains “forward-looking information”, including production, productivity, operating costs, capital costs, sales prices, and other assumptions. These statements are not guarantees of future performance and undue reliance should not be placed on them. The assumptions used to develop the forward-looking and the risks that could cause the actual results to differ materially are detailed in the body of this report. Marshall Miller & Associates, Inc. (MM&A) hereby consents (i) to the use of the information contained in this report dated December 31, 2021, relating to estimates of coal resources and coal reserves controlled by Alpha, (ii) to the use of MM&A’s name, any quotations from or summarizations of this TRS in Alpha’s SEC filings, and (iii) to the filing of this TRS as an exhibit to Alpha’s SEC filings. Qualified Person: /s/ Marshall Miller & Associates, Inc. Date: February 15, 2022

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 1 Table of Contents 1 Executive Summary ................................................................................................................................. 1 1.1 Property Description ..................................................................................................... 1 1.2 Ownership ..................................................................................................................... 2 1.3 Geology ......................................................................................................................... 2 1.4 Exploration Status ......................................................................................................... 3 1.5 Operations and Development ....................................................................................... 3 1.6 Mineral Resource .......................................................................................................... 4 1.7 Mineral Reserve ............................................................................................................ 5 1.8 Capital Summary ........................................................................................................... 6 1.9 Operating Costs ............................................................................................................. 6 1.10 Economic Evaluation ..................................................................................................... 8 1.10.1 Discounted Cash Flow Analysis ...................................................................... 11 1.10.2 Sensitivity Analysis ......................................................................................... 11 1.11 Permitting ................................................................................................................... 12 1.12 Conclusion and Recommendations .............................................................................. 12 2 Introduction .......................................................................................................................................... 13 2.1 Registrant and Terms of Reference ............................................................................. 13 2.2 Information Sources .................................................................................................... 13 2.3 Personal Inspections ................................................................................................... 14 3 Property Description ............................................................................................................................. 14 3.1 Location ...................................................................................................................... 14 3.2 Titles, Claims or Leases ................................................................................................ 14 3.3 Mineral Rights ............................................................................................................. 15 3.4 Encumbrances ............................................................................................................. 15 3.5 Other Risks .................................................................................................................. 15 4 Accessibility, Climate, Local Resources, Infrastructure and Physiography ............................................. 15 4.1 Topography, elevation and Vegetation ........................................................................ 15 4.2 Access and Transport .................................................................................................. 16 4.3 Proximity to Population Centers .................................................................................. 16 4.4 Climate and Length of Operating Season ..................................................................... 16 4.5 Infrastructure .............................................................................................................. 17 5 History................................................................................................................................................... 17 Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 2 5.1 Previous Operation ..................................................................................................... 17 5.2 Previous Exploration ................................................................................................... 17 6 Geological Setting, Mineralization and Deposit .................................................................................... 18 6.1 Regional, Local and Property Geology ......................................................................... 18 6.2 Mineralization ............................................................................................................. 18 6.3 Deposits ...................................................................................................................... 19 7 Exploration ............................................................................................................................................ 20 7.1 Nature and Extent of Exploration ................................................................................ 20 7.2 Drilling Procedures ...................................................................................................... 22 7.3 Hydrology .................................................................................................................... 23 7.4 Geotechnical Data ....................................................................................................... 23 8 Sample Preparation Analyses and Security ........................................................................................... 23 8.1 Prior to Sending to the Lab .......................................................................................... 23 8.2 Lab Procedures............................................................................................................ 24 9 Data Verification ................................................................................................................................... 24 9.1 Procedures of Qualified Person ................................................................................... 24 9.2 Limitations .................................................................................................................. 25 9.3 Opinion of Qualified Person ........................................................................................ 25 10 Mineral Processing and Metallurgical Testing ....................................................................................... 25 10.1 Testing Procedures ...................................................................................................... 25 10.2 Relationship of Tests to the Whole .............................................................................. 26 10.3 Lab Information ........................................................................................................... 26 10.4 Relevant Results .......................................................................................................... 26 11 Mineral Resource Estimates .................................................................................................................. 27 11.1 Assumptions, Parameters and Methodology ............................................................... 27 11.1.1 Geostatistical Analysis ................................................................................... 28 11.2 Resources Exclusive of Reserves .................................................................................. 32 11.2.1 Initial Economic Assessment .......................................................................... 33 11.3 Qualified Person’s Estimates ....................................................................................... 35 11.4 Qualified Person’s Opinion .......................................................................................... 36 12 Mineral Reserve Estimates .................................................................................................................... 36 12.1 Assumptions, Parameters and Methodology ............................................................... 36 12.2 Underground Coal Reserves ........................................................................................ 38 12.2.1 Laurel Hernshaw (Map 2) .............................................................................. 38 12.2.2 Coon/Ellis Upper Cedar Grove (UCG) (Map 3) ................................................ 38

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 3 12.2.3 Round Bottom/Seng Creek Upper Cedar Grove (UCG) (Map 3) ...................... 38 12.2.4 Titan Middle Cedar Grove (MCG) (Map 4) ...................................................... 38 12.2.5 Low Gap Middle Cedar Grove (MCG) (Map 4) ................................................ 39 12.2.6 Black King Lower Cedar Grove (LCG) (Map 5) ................................................. 39 12.2.7 Berwind Area Lower Cedar Grove Seam (LCG) (Map 5) .................................. 39 12.2.8 Elk Run Hunter Peerless Seam (Map 6) .......................................................... 39 12.2.9 Browns Branch Powellton Seam (Map 7) ....................................................... 40 12.2.10 Slip Ridge and Bee Tree Powellton Seam (Map 7) ......................................... 40 12.2.11 Roundbottom Powellton (Map 7) .................................................................. 40 12.2.12 Panther Eagle Seam (Map 8) .......................................................................... 40 12.2.13 Horse Creek and Clear Fork Eagle Seam (Map 8) ........................................... 40 12.2.14 Black Eagle Mine - Eagle Seam (Map 8) .......................................................... 41 12.2.15 Dow Fork Eagle Seam (Map 8) ...................................................................... 41 12.2.16 Glen Alum Tunnel Seam (Map 9) ................................................................... 41 12.2.17 Workman Beckley Seam (Map 10) ................................................................. 41 12.3 Qualified Person’s Estimates ....................................................................................... 41 12.4 Qualified Person’s Opinion .......................................................................................... 42 13 Mining Methods .................................................................................................................................... 43 13.1 Geotech and Hydrology ............................................................................................... 43 13.2 Production Rates ......................................................................................................... 43 13.3 Mining Related Requirements ..................................................................................... 47 13.3.1 Underground ................................................................................................. 47 13.4 Required Equipment and Personnel ............................................................................ 47 13.4.1 Underground Mines....................................................................................... 47 14 Processing and Recovery Methods ........................................................................................................ 55 14.1 Description or Flowsheet............................................................................................. 55 14.2 Requirements for Energy, Water, Material and Personnel ........................................... 56 15 Infrastructure ........................................................................................................................................ 56 15.1 Marfork Preparation Plant ........................................................................................... 56 15.2 Workman’s Creek Coal Handling Facility ...................................................................... 58 15.3 Underground Conveyor Coal Transport System ........................................................... 59 15.4 Proposed Coal Handling Facility on Clear Fork ............................................................. 60 15.5 Proposed Coal Handling Facility on Browns Branch of West Fork ................................ 61 15.6 Proposed Overland Conveyor – Black Eagle Mine to Marfork Preparation Plant .......... 61 16 Market Studies ...................................................................................................................................... 62 Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 4 16.1 Market Description ..................................................................................................... 62 16.2 Price Forecasts ............................................................................................................ 62 16.3 Contract Requirements ............................................................................................... 63 17 Environmental Studies, Permitting and Plans, Negotiations or Agreements with Local Individuals ...... 63 17.1 Results of Studies ........................................................................................................ 63 17.2 Requirements and Plans for Waste Disposal ................................................................ 64 17.3 Permit Requirements and Status ................................................................................. 64 17.4 Local Plans, Negotiations or Agreements ..................................................................... 67 17.5 Mine Closure Plans ...................................................................................................... 67 17.6 Qualified Person’s Opinion .......................................................................................... 67 18 Capital and Operating Costs .................................................................................................................. 67 18.1 Capital Cost Estimate................................................................................................... 67 18.2 Operating Cost Estimate .............................................................................................. 71 19 Economic Analysis ................................................................................................................................. 73 19.1 Economic Evaluation ................................................................................................... 73 19.1.1 Introduction .................................................................................................. 73 19.1.2 Cash Flow Summary....................................................................................... 78 19.1.3 Discounted Cash Flow Analysis ...................................................................... 81 19.1.4 Sensitivity Analysis ......................................................................................... 82 20 Adjacent Properties .............................................................................................................................. 82 20.1 Information Used ........................................................................................................ 82 21 Other Relevant Data and Information ................................................................................................... 83 22 Interpretation and Conclusions ............................................................................................................. 83 22.1 Conclusion................................................................................................................... 83 22.2 Risk Factors ................................................................................................................. 83 22.2.1 Governing Assumptions ................................................................................. 84 22.2.2 Limitations ..................................................................................................... 85 22.2.3 Methodology ................................................................................................. 85 22.2.4 Development of the Risk Matrix .................................................................... 86 22.2.5 Categorization of Risk Levels and Color Code Convention .............................. 88 22.2.6 Description of the Coal Property .................................................................... 88 22.2.7 Summary of Residual Risk Ratings .................................................................. 89 22.2.8 Risk Factors.................................................................................................... 89 23 Recommendations ................................................................................................................................ 96

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 5 24 References ............................................................................................................................................ 96 25 Reliance on Information Provided by Registrant ................................................................................... 96 FIGURES (IN REPORT) Figure 1-1: Alpha’s MWVUG Property Location Map ........................................................................... 2 Figure 1-2: Projected Capital Expenditures – Consolidated MWVUG Operations ................................. 6 Figure 1-3: MWVUG Operating Costs .................................................................................................. 7 Figure 1-4: Sensitivity of NPV ............................................................................................................ 12 Figure 6-1: MWVUG Stratigraphic Column ........................................................................................ 19 Figure 7-1: MWVUG Cross-Section .................................................................................................... 21 Figure 11-1: Histogram of the Total Seam Thickness for the Eagle Seam Present in the MWVUG Complex .......................................................................................................................... 29 Figure 11-2: Scatter plot of the Total Seam Thickness for the Eagle Seam Present in the MWVUG Complex .......................................................................................................................... 29 Figure 11-3: Variogram of the Total Seam Thickness for the Eagle Seam Present in the MWVUG Complex .......................................................................................................................... 30 Figure 11-4: Result of DHSA for the Eagle Seam Present in the MWVUG Complex ............................. 31 Figure 11-5: Results of Initial Economic Assessment .......................................................................... 34 Figure 15-1: Marfork Facilities ........................................................................................................... 57 Figure 15-2: Workman’s Creek Coal Handling Facility ........................................................................ 58 Figure 15-3: Underground Conveyor Coal Transport System ............................................................. 60 Figure 18-1: Projected Capital Expenditures – Consolidated MWVUG Operations ............................. 68 Figure 18-2: MWVUG Operating Costs .............................................................................................. 73 Figure 19-1: Projection of Sales Tons ................................................................................................. 74 Figure 19-2: Consolidated Annual Revenue ....................................................................................... 75 Figure 19-3: Revenue, Cash Costs, and EBITDA .................................................................................. 76 Figure 19-4: Annual EBITDA ............................................................................................................... 78 Figure 19-5: Net Cash Flow after Tax (Before Debt Service) ............................................................... 81 Figure 19-6: Sensitivity of NPV .......................................................................................................... 82 TABLES (IN REPORT) Table 1-1: Coal Resources Summary as of December 31, 2021 ............................................................ 4 Table 1-2: Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2021 ....................... 5 Table 1-3: Life-of-Mine Tonnage, P&L before Tax, and EBITDA ............................................................ 9 Table 1-4: Project Cash Flow Summary (000) ....................................................................................... 9 Table 11-1: General Reserve & Resource Criteria .............................................................................. 28 Table 11-2: DHSA Results Summary for Radius from a Central Point ................................................. 31 Table 11-3: Results of Initial Economic Assessment ($/ton) ............................................................... 34 Table 11-4: Coal Resources Summary as of December 31, 2021 ........................................................ 35 Table 12-1: Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2021 ................... 42 Table 13-1: MWV Deep Complex Underground Mine Production Schedule (x 1,000 Saleable Tons) .. 44 Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 6 Table 15-1: Clear Fork Coal Handling Facility ..................................................................................... 60 Table 15-2: Browns Branch Coal Handling Facility ............................................................................. 61 Table 15-3: Black Eagle Coal Handling Facility.................................................................................... 62 Table 16-1: Quality Specifications...................................................................................................... 62 Table 16-2: Price Forecasts ................................................................................................................ 63 Table 17-1: Marfork Refuse Disposal Summary ................................................................................. 64 Table 17-2: MWVUG Mining Permits ................................................................................................ lxvi Table 18-1: Summary of Capital Expenditures Schedule by Mine....................................................... 69 Table 18-2: Estimated Coal Production Taxes and Sales Costs ........................................................... 72 Table 19-1: Life-of-Mine Tonnage, P&L before Tax, and EBITDA ........................................................ 77 Table 19-2: Project Cash Flow Summary (000) ................................................................................... 78 Table 22-1: Probability Level Table .................................................................................................... 86 Table 22-2: Consequence Level Table ................................................................................................ 87 Table 22-3: Risk Matrix ...................................................................................................................... 88 Table 22-4: Risk Assessment Matrix .................................................................................................. 89 Table 22-5: Geological and Coal Resource Risk Assessment (Risks 1 and 2) ....................................... 90 Table 22-6: Environmental (Risks 3 and 4) ......................................................................................... 91 Table 22-7: Regulatory Requirements (Risk 5) ................................................................................... 91 Table 22-8: Market and Transportation (Risk 6)................................................................................. 92 Table 22-9: Market and Transportation (Risk 7)................................................................................. 92 Table 22-10: Methane Management (Risk 8) ..................................................................................... 93 Table 22-11: Mine Fires (Risk 9)......................................................................................................... 93 Table 22-12: Ground Control (Risk 10) ............................................................................................... 94 Table 22-13: Availability of Supplies and Equipment (Risk 11) ........................................................... 94 Table 22-14: Labor – Work Stoppage (Risk 12) .................................................................................. 95 Table 22-15: Labor – Retirement (Risk 13) ......................................................................................... 95 Table 22-16: Health and Safety (Risk 14) ........................................................................................... 95 Table 25-1: Information from Registrant Relied Upon by MM&A ...................................................... 97 Appendices A .............................................................................................................................. Summary Tables B ......................................... Initial Economic Assessment Resources Exclusive of Reserves (per Ton) C ............................................................................................................................................... Maps

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 1 1 Executive Summary 1.1 Property Description Alpha Metallurgical Resources, Inc. (Alpha) authorized Marshall Miller & Associates, Inc. (MM&A) to prepare this Technical Report Summary (TRS) of its controlled coal reserves located at the Mid-West Virginia Underground Complex (MWVUG) in Raleigh, Boone, Fayette and Kanawha Counties, West Virginia. Coal resources and coal reserves are herein reported in imperial units of measurement. Active surface facilities for the operations are located along Little Marsh Fork, a tributary of the Big Coal River adjacent to a CSX rail line. The property is located about 3 miles south of the town of Whitesville, West Virginia, and approximately 30 miles northwest of Beckley, the county seat of Raleigh County (see Figure 1-1) and is composed of approximately 187,000 total acres of mineral control, of which nearly all are contained within 30 separate leases. The mentioned leases are all subject to Alpha renewing the rights to extend the term of all leases which have various expiration dates, some of which expire in the next several years but are anticipated to be renewed by Alpha. Additionally, it is industry practice for major leases to have automatic renewal provisions in favor of the lessee. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 2 Figure 1-1: Alpha’s MWVUG Property Location Map 1.2 Ownership The MWVUG property involves a complex combination of previous ownership. Predecessors of Alpha, namely Alpha Natural Resources (Alpha) and Massey Energy (Massey) previously held mining rights on the majority of the property. 1.3 Geology Operations at the MWVUG Mine Complex currently extract coal from the Eagle coal seam by the underground continuous mining method. Coal resources and reserves are located in the Chilton, Hernshaw, Upper Cedar Grove, Middle Cedar Grove, Lower Cedar Grove, Peerless, Powellton, Eagle, Glen Alum Tunnel, Beckley and Fire Creek seams. These coal seams are historically utilized as coking coal. Strata on the property reside in the Pennsylvanian-aged (approximately 290 to 330 million years

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 3 ago) Kanawha and New River Formations. Due to the high value of these coking coals, all the seams have been extensively mined in the past. The rock formations between the coal seams are characterized by large proportions of sandstone interspersed with shale units. The coal seams reach the highest structural elevations along the southeastern margin of the property, generally dipping toward the northwest. 1.4 Exploration Status The Property has been extensively explored, largely by drilling using continuous coring and rotary drilling methods but also by obtaining coal measurements at mine exposures, and by downhole geophysical methods. A significant amount of historical data was acquired or generated by previous owners of the Property. These sources comprise the primary data used in the evaluation of the coal resources and coal reserves on the Property. MM&A examined the data available for the evaluation and incorporated all pertinent information into this TRS. Where data appeared to be anomalous or not representative, that data was excluded from the digital databases and subsequent processing by MM&A. Ongoing exploration has been carried out by Alpha since acquiring the MWVUG Complex. The Alpha acquired exploration data has been consistent with past drilling activities. 1.5 Operations and Development As of December 31, 2021, underground mine operations were active at the Black Eagle Mine, Panther Eagle and Horse Creek mines; all located in the Eagle coal seam. The active Slabcamp mine in the Stockton coal seam is part of MWVUG business unit although not part of this study. The Glen Alum mine and the Dow Fork mine are currently in the conceptual stage and are planned to operate in the Glen Alum Tunnel seam and the Eagle seam respectively. The active mines and the Dow Fork mine produce or will produce a High Volatile- metallurgical coal blend. The Glen Alum mine will produce a Mid-Volatile product. Based on the mine plans developed as part of this TRS, annual deep mine production peaks at 3.99 million tons in 2048. Underground reserves will be depleted in 2068. In addition to the mines, the MWVUG Complex also includes the Marfork Preparation Plant. The plant site includes raw coal storage, clean coal storage, a centrifugal dryer, a railroad loadout as well as two refuse disposal areas. Low density cyclones are used for intermediated separation and froth flotation and spirals are utilized for fine coal separation. The plant has a feed rate capacity of 2,400 raw tons per hour and produces 7.42 % ash at less than 1.02 % sulfur. For year-end 2021, the average utilization rate of the Marfork Preparation Plant was 53.62%. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 4 1.6 Mineral Resource A coal resource estimate, summarized in Table 1-1 was prepared as of December 31, 2021, for property controlled by Alpha. Table 1-1: Coal Resources Summary as of December 31, 2021 Coal Resource (Dry Tons, In Situ) Area/Mine Seam Measured Indicated Inferred Total Inclusive of Reserve Laurel Area Hernshaw 19,404,000 5,902,000 0 25,306,000 Round Bottom UCG Upper Cedar Grove 4,427,000 1,810,000 0 6,237,000 Seng Creek UCG Upper Cedar Grove 7,343,000 2,249,000 0 9,592,000 Coon Cedar Grove Upper Cedar Grove 4,264,000 182,000 0 4,446,000 Ellis Cedar Grove Upper Cedar Grove 4,869,000 31,000 0 4,899,000 Titan Middle Cedar Grove 10,849,000 4,649,000 0 15,498,000 Low Gap Middle Cedar Grove 1,920,000 14,000 0 1,935,000 Black King LCG Lower Cedar Grove 19,018,000 3,146,000 0 22,164,000 Berwind Lower Cedar Grove 6,315,000 251,000 0 6,566,000 Elk Run - Hunter Peerless Peerless 18,307,000 8,787,000 0 27,094,000 Browns Branch Powellton 48,420,000 30,227,000 0 78,647,000 Browns Branch High Seam Powellton 11,033,000 11,807,000 0 22,840,000 Roundbottom Powellton 4,292,000 2,237,000 0 6,528,000 Beetree Powellton 1,005,000 333,000 0 1,338,000 Slip Ridge Powellton Powellton 1,094,000 271,000 0 1,364,000 Dow Fork Eagle 30,546,000 13,104,000 2,000 43,652,000 Dow Fork Eagle 33,792,000 15,540,000 0 49,332,000 Panther Eagle Eagle 14,128,000 5,933,000 0 20,062,000 Horse Creek Eagle 659,000 615,000 0 1,274,000 Clear Fork/Horse Creek Eagle 1,110,000 28,000 0 1,139,000 Glen Alum Tunnel Glen Alum Tunnel 9,700,000 3,449,000 0 13,149,000 Workman Beckley 50,253,000 43,362,000 0 93,615,000 Subtotal Subtotal 302,748,000 153,928,000 2,000 456,677,000 Exclusive of Reserve Elk Run - Seng Creek Chilton 14,555,000 11,353,000 0 25,907,000 Titan Middle Cedar Grove 393,000 8,000 0 401,000 Black King LCG Lower Cedar Grove 4,589,000 644,000 0 5,234,000 Elk Run (Castle II) Peerless 13,584,000 4,533,000 0 18,117,000 Browns Branch Powellton 11,451,000 1,613,000 0 13,064,000 Browns Branch High Seam Powellton 0 0 185,000 185,000 Powellton 10-B Powellton 3,533,000 211,000 0 3,744,000 Dow Fork Eagle 0 0 1,327,000 1,327,000 Panther Eagle Eagle 843,000 634,000 0 1,477,000 Sycamore Eagle 7,217,000 888,000 0 8,105,000 Glen Alum Tunnel Glen Alum Tunnel 1,403,000 451,000 0 1,854,000 Workman Beckley 2,934,000 5,605,000 57,000 8,596,000 Mountain Laurel Beckley 14,800,000 14,565,000 55,000 29,420,000 Mountain Laurel Fire Creek 4,389,000 1,506,000 0 5,895,000 Subtotal Subtotal 79,691,000 42,011,000 1,624,000 123,326,000 Grand Total Inclusive of Reserve 302,748,000 153,928,000 2,000 456,677,000 Exclusive of Reserve 79,691,000 42,011,000 1,624,000 123,326,000 Grand Total 382,439,000 195,939,000 1,626,000 580,004,000 Note(1): Resource tons are inclusive of reserve tons since they include the in-situ tons from which recoverable coal reserves are derived. Note (2): Coal resources are reported on a dry basis. Surface moisture and inherent moisture are excluded. Note (3): The Property contains 121.7 million tons (Mt) of dry, in-place measured and indicated coal resources exclusive of reserves as of December 31, 2021. Totals may not add due to rounding. See Appendix A for detailed breakdown.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 5 1.7 Mineral Reserve The Resource estimate outlined in Table 1-1 inclusive of reserves has been used as the basis for this Reserve calculation, which utilizes a reasonable Preliminary Feasibility Study, a Life-of Mine (LOM) Mine Plan and practical recovery factors. Production modeling was completed with an effective start date of January 1, 2022. Factors that would typically preclude conversion of a coal resource to coal reserve, include the following: inferred resource classification; absence of coal quality; poor mine recovery; lack of access; geological encumbrances associated with overlying and underlying strata; seam thinning; structural complication; and insufficient exploration have all been considered. Reserve consideration excludes those portions of the resource area, which exhibit the aforementioned geological and operational encumbrances. Proven and probable coal reserves were derived from the defined in-situ coal resource considering relevant processing, economic (including technical estimates of capital, revenue and cost), marketing, legal, environmental, socioeconomic, and regulatory factors. The proven and probable coal reserves on the Property are summarized below in Table 1-2. Table 1-2: Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2021 Demonstrated Coal Reserves Quality (Dry Basis) (Wet Tons, Washed or Direct Shipped) By Reliability Category By Control Type Seam Proven Probable Total Owned Leased Ash% Sulfur% VM%* Hernshaw 3,562,000 1,021,000 4,583,000 0 4,583,000 5 0.8 36 Upper Cedar Grove 5,225,000 1,123,000 6,348,000 0 6,348,000 9 0.8 35 Middle Cedar Grove 632,000 5,238,000 5,870,000 0 5,870,000 6 1.1 37 Lower Cedar Grove 10,634,000 1,437,000 12,071,000 0 12,071,000 5 0.8 36 Peerless 0 6,820,000 6,820,000 0 6,820,000 6 1.6 - Powellton 13,716,000 10,093,000 23,809,000 0 23,809,000 6 1.0 34 Eagle 20,240,000 9,255,000 29,494,000 315,000 29,180,000 5 0.8 33 Glen Alum Tunnel 1,812,000 488,000 2,300,000 154,000 2,146,000 6 1.4 26 Beckley 13,343,000 12,851,000 26,195,000 1,558,000 24,636,000 5 0.9 20 Grand Total 69,165,000 48,326,000 117,491,000 2,027,000 115,464,000 6 0.9 31 Notes: Marketable reserve tons are reported on a moist basis, including a combination of surface and inherent moisture. Coal quality is based on a weighted average of laboratory analysis from core holes. The combination of surface and inherent moisture is modeled at 6.0-percent. Actual product moisture is dependent upon multiple geological factors, operational factors, and product contract specifications and can exceed 8-percent. As such, the modeled moisture values provide a level of conservatism for reserve reporting. *Some reserves lack coal quality. As such, Ellis, Seng Creek and Round Bottom Lower Cedar Grove reserves are priced as High-Vol A. Low Gap Middle Cedar Grove and Berwind Lower Cedar Grove reserves are priced as High-Vol A. Peerless reserves were priced as High-Vol B and the Powellton reserves were priced as High-Vol A. Totals may not add due to rounding. See Appendix A for detailed breakdown. In summary, as of December 31, 2021, Alpha controls a total of 117.5 million tons (Mt) (moist basis) of marketable coal reserves at MWVUG. Of that total, 59 percent are proven, and 41 percent are probable. Approximately 2.0 Mt are owned, and the remaining 115.5 Mt are leased coal reserves. Of the total, 46.2 Mt are permitted, and the remaining 71.3 Mt are not permitted. The maps included in Appendix C reflect mining depletion at the time of the resource/reserve calculation taken from Alpha Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 6 mine maps at various points during calendar year 2021. Mine depletion tonnages were supplied by Alpha through the end of 2021, and MM&A deducted this historical production from the mapped reserves in order to estimate reserves as of December 31, 2021. 1.8 Capital Summary Alpha provided MM&A with information related to the number of currently operating production units at MWVUG. MM&A’s capital schedules assume that major equipment rebuilds occur over the course of each machine’s remaining assumed operating life. Replacement equipment was scheduled based on MM&A’s experience and knowledge of mining equipment and industry standards with respect to the useful life of such equipment. As one mine is depleted, the equipment is moved to its replacement. The capital expenditures tables detail costs for major equipment and infrastructure such as conveyor belt terminal groups. “Other” costs include expenditures for mine access and construction, mine extension capital and miscellaneous costs. A summary of the estimated capital for the consolidated MWVUG operations is provided in Figure 1-2 below. Figure 1-2: Projected Capital Expenditures – Consolidated MWVUG Operations 1.9 Operating Costs Alpha provided historical costs and budgeted projections of operating costs for its active mines including Panther Eagle, Black Eagle, Allen Powellton, Horse Creek Eagle, Coon Cedar and the Laurel

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 7 Hernshaw future mine for MM&A’s review. MM&A used the historical and/or budget cost information as a reference and developed a personnel schedule for each mine. Hourly labor rates and salaries were based upon information contained in Alpha’s financial summaries. Fringe benefit costs were developed for vacation and holidays, federal and state unemployment insurance, retirement, workers’ compensation and pneumoconiosis, casualty and life insurance, healthcare and bonuses. A cost factor for mine supplies was developed that relates expenditures to mine advance rates for roof control costs and other mine supply costs based on the historical cost data provided by Alpha. Other factors were developed for maintenance and repair costs, rentals, mine power, outside services, coal preparation plant processing, refuse handling, coal loading, property taxes, and insurance and bonding and other direct mining costs. Appropriate royalty rates were assigned for production from leased coal lands and sales taxes were calculated for state severance taxes, the federal black lung excise tax, and federal and state reclamation fees. A summary of the projected operating costs for the consolidated MWVUG operations is provided in Figure 1-3. Figure 1-3: MWVUG Operating Costs Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 8 1.10 Economic Evaluation The pre-feasibility financial model prepared for this TRS was developed to test the economic viability of each coal resource area. The results of this financial model are not intended to represent a bankable feasibility study, required for financing of any current or future mining operations contemplated for the Alpha properties, but are intended to establish the economic viability of the estimated coal reserves. Cash flows are simulated on an annual basis based on projected production from the coal reserves. The discounted cash flow analysis presented herein is based on an effective date of January 1, 2022. On an un-levered basis, the NPV of the project cash flow after taxes represents the Enterprise Value of the project. The project cash flow, excluding debt service, is calculated by subtracting direct and indirect operating expenses and capital expenditures from revenue. Direct costs include labor, operating supplies, maintenance and repairs, facilities costs for materials handling, coal preparation, refuse disposal, coal loading, reclamation, and general and administrative costs. Indirect costs include statutory and legally agreed upon fees related to direct extraction of the mineral. The indirect costs are the Federal black lung tax, Federal and State reclamation taxes, property taxes, coal production royalties, and income taxes. The Alpha mines’ historical costs provided a useful reference for MM&A’s cost estimates. Company-wide pricing data as provided by Alpha is described in Table 16-2. Note that not all products reflected in Table 16-2 will apply to every business unit. The pricing data assumes a flat-line long-term realization of $144 per short ton port pricing, with an average $104.65 per ton netback pricing reflective of the high-volatile product currently sold at MWVUG. These estimates are based on long-term pricing published by third party sources and adjusted for quality and transportation. The netback pricing represents adjustments made to published benchmark pricing based on quality and transportation. A large majority of the coal sold by Alpha and their MWVUG business group is shipped internationally as part of blended products from other business units within Alpha or sourced from other companies. These netback adjustments reflect these additional costs carried after the products leave the MWVUG business unit. Table 1-3 shows the MM&A projected LOM tonnage, P&L, and EBITDA for each Alpha mine at MWVUG.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 9 Table 1-3: Life-of-Mine Tonnage, P&L before Tax, and EBITDA LOM Tonnage LOM Pre-Tax P&L P&L Per Ton LOM EBITDA EBITDA Per Ton Laurel Hernshaw 4,583 $74,109 $16.17 $107,013 $23.35 Black King LCG Brown's Br 9,917 $219,922 $22.18 $307,378 $30.99 Seng Creek Roundbottom UCG 1,946 $57,547 $29.57 $69,033 $35.47 Seng Creek UCG 2,711 $45,351 $16.73 $66,276 $24.44 Berwind LCG 2,154 $32,966 $15.31 $50,855 $23.61 Low Gap MCG 632 $9,858 $15.59 $14,183 $22.44 Titan MCG 5,238 $68,736 $13.12 $108,591 $20.73 Coon UCG 783 $9,219 $11.78 $19,596 $25.03 Ellis UCG 908 $12,669 $13.95 $18,838 $20.75 Castle Peerless* 3,798 ($43,759) $(11.52) $21,276 $5.60 Hunter Peerless 6,820 $88,880 $13.03 $126,303 $18.52 Brown's Branch Powellton 21,297 $251,484 $11.81 $485,834 $22.81 Slip Ridge Powellton 553 $5,151 $9.32 $8,886 $16.08 Bee Tree Powellton 451 $1,860 $4.12 $7,639 $16.94 Roundbottom Powellton 1,509 $23,158 $15.34 $39,439 $26.13 Black Eagle 12,952 $288,318 $22.26 $420,637 $32.48 Dow Fork Eagle 10,144 $93,423 $9.21 $165,567 $16.32 Horse Creek Eagle 673 $6,629 $9.85 $15,269 $22.69 Panther Eagle 6,192 $132,942 $21.47 $175,466 $28.34 Workman's Creek Beckley 26,195 $641,805 $24.50 $1,066,078 $40.70 Glen Alum Tunnel 2,300 $20,279 $8.82 $41,270 $17.94 Consolidated Deep Mines 121,756 $2,040,546 $16.76 $3,335,427 $27.39 Note: * This resource area failed to achieve positive EBITDA in the economic evaluation. Therefore, the coal tons forecasted from this mine have been excluded from the estimate of coal reserves in this TR. ** LOM tonnage evaluated in the financial model includes September 2021 through December 2021 production (466,599 clean tons) which was subtracted from coal reserves in order to make the effective date of the reserves December 31, 2021. As shown in Table 1-3, all of the mines analyzed show positive EBITDA over the LOM. Overall, the Alpha consolidated MWVUG operations show positive LOM P&L and EBITDA of $2.0 billion and $3.3 billion, respectively. Alpha’s consolidated MWVUG cash flow summary in constant dollars, excluding debt service, is shown in Table 1-4 below. Table 1-4: Project Cash Flow Summary (000) YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 Total 2021 2022 2023 2024 2025 2026 Production & Sales tons 121,756 637 2,404 2,423 2,468 2,169 2,103 Total Revenue $12,742,316 $66,790 $251,548 $252,367 $257,200 $225,985 $219,349 EBITDA $3,335,427 $19,262 $82,164 $86,407 $89,835 $63,960 $54,602 Net Income $1,659,628 ($2,848) $50,218 $57,393 $59,310 $37,139 $29,295 Net Cash Provided by Operating Activities $2,954,510 $15,390 $57,266 $73,329 $76,517 $61,304 $51,573 Purchases of Property, Plant, and Equipment ($1,143,133) ($20,898) ($27,705) ($180) ($16,200) ($20,354) ($15,158) Net Cash Flow $1,811,377 ($5,508) $29,560 $73,149 $60,317 $40,950 $36,416 Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 10 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2027 2028 2029 2030 2031 2032 2033 Production & Sales tons 2,064 1,950 2,009 2,053 1,940 1,896 1,933 Total Revenue $216,162 $204,358 $210,499 $215,161 $203,272 $198,729 $202,607 EBITDA $51,749 $43,071 $45,847 $50,968 $41,502 $36,906 $35,181 Net Income $27,631 $24,424 $28,328 $31,112 $21,633 $14,944 $12,836 Net Cash Provided by Operating Activities $48,250 $40,761 $40,316 $44,167 $39,111 $34,466 $33,179 Purchases of Property, Plant, and Equipment ($868) ($16,200) ($3,240) ($9,745) ($18,667) ($35,134) ($84,732) Net Cash Flow $47,382 $24,561 $37,076 $34,422 $20,443 ($668) ($51,553) YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2034 2035 2036 2037 2038 2039 2040 Production & Sales tons 2,082 3,271 3,450 3,481 3,323 3,286 3,473 Total Revenue $218,768 $347,752 $369,675 $373,464 $357,099 $353,047 $373,114 EBITDA $41,256 $94,963 $97,271 $102,500 $89,410 $85,218 $103,020 Net Income ($4,865) $43,648 $46,524 $46,383 $33,435 $28,649 $49,725 Net Cash Provided by Operating Activities $36,789 $77,566 $88,550 $92,545 $85,041 $79,644 $90,281 Purchases of Property, Plant, and Equipment ($136,068) ($3,200) ($44,038) ($26,146) ($18,532) ($14,887) ($21,282) Net Cash Flow ($99,279) $74,366 $44,512 $66,399 $66,509 $64,758 $68,999 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2041 2042 2043 2044 2045 2046 2047 Production & Sales tons 3,628 3,535 3,558 3,581 3,896 3,820 3,835 Total Revenue $390,148 $379,864 $381,865 $386,470 $421,766 $413,933 $414,657 EBITDA $114,006 $105,476 $105,720 $116,711 $142,472 $134,583 $135,172 Net Income $70,256 $56,048 $60,941 $64,670 $82,271 $70,884 $72,383 Net Cash Provided by Operating Activities $98,440 $93,426 $93,855 $100,510 $117,126 $119,328 $119,977 Purchases of Property, Plant, and Equipment ($38,094) ($41,815) ($22,907) ($56,546) ($49,870) ($63,704) ($15,690) Net Cash Flow $60,347 $51,612 $70,947 $43,965 $67,256 $55,624 $104,287 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2048 2049 2050 2051 2052 2053 2054 Production & Sales tons 3,998 3,924 3,773 3,538 3,508 3,380 3,438 Total Revenue $432,449 $424,452 $405,942 $373,224 $360,465 $344,045 $341,917 EBITDA $152,484 $147,881 $132,610 $95,796 $81,740 $72,814 $71,332 Net Income $86,811 $87,265 $73,052 $37,754 $29,799 $35,469 $37,378 Net Cash Provided by Operating Activities $130,731 $128,431 $117,739 $95,138 $80,524 $69,368 $62,460 Purchases of Property, Plant, and Equipment ($23,252) ($13,374) ($29,799) ($73,717) ($25,711) ($29,385) ($17,689) Net Cash Flow $107,479 $115,057 $87,940 $21,422 $54,813 $39,983 $44,771 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2055 2056 2057 2058 2059 2060 2061 Production & Sales tons 3,480 3,340 2,756 2,123 1,858 1,794 1,801 Total Revenue $340,341 $325,938 $266,018 $204,189 $179,896 $172,249 $175,964 EBITDA $73,891 $73,695 $49,590 $41,595 $37,241 $34,871 $37,383 Net Income $37,076 $36,319 $17,513 $19,964 $17,706 $16,632 $18,788 Net Cash Provided by Operating Activities $67,091 $67,436 $52,390 $42,338 $35,134 $32,779 $34,299 Purchases of Property, Plant, and Equipment ($18,598) ($22,174) ($8,612) ($12,287) ($1,944) ($13,286) ($6,625) Net Cash Flow $48,493 $45,262 $43,778 $30,051 $33,190 $19,493 $27,674 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2062 2063 2064 2065 2066 2067 2068 Production & Sales tons 1,277 961 591 564 767 483 132 Total Revenue $126,755 $96,932 $61,964 $59,134 $80,426 $50,572 $13,798 EBITDA $24,169 $13,941 $4,706 $4,725 $15,151 $5,565 ($265) Net Income $10,038 $2,506 ($2,323) ($1,844) $6,083 ($2,295) ($6,992) Net Cash Provided by Operating Activities $25,885 $17,009 $7,410 $6,658 $13,891 $8,980 $3,950 Purchases of Property, Plant, and Equipment ($8,760) $0 ($1,944) ($7,634) ($6,480) $0 $0 Net Cash Flow $17,125 $17,009 $5,466 ($976) $7,411 $8,980 $3,950

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 11 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2069 2070 2071 2072 2073 2074 2075 Production & Sales tons 0 0 0 0 0 0 0 Total Revenue $0 $0 $0 $0 $0 $0 $0 EBITDA ($2,933) ($1,179) ($607) $0 $0 $0 $0 Net Income ($5,865) ($2,358) ($1,213) $0 $0 $0 $0 Net Cash Provided by Operating Activities ($32,305) ($10,768) ($10,768) $0 $0 $0 $0 Purchases of Property, Plant, and Equipment $0 $0 $0 $0 $0 $0 $0 Net Cash Flow ($32,305) ($10,768) ($10,768) $0 $0 $0 $0 Note: * The Castle II (Peerless) resource area failed to achieve positive EBITDA in the economic evaluation. Therefore, the coal tons forecasted from this mine have been excluded from the estimate of coal reserves in this TR. ** LOM tonnage evaluated in the financial model includes September 2021 through December 2021 production (466,599 clean tons) which was subtracted from coal reserves in order to make the effective date of the reserves December 31, 2021. Consolidated cash flows are driven by annual sales tonnage, which grows from 2.4 million tons in 2022 to a peak of nearly 4.0 million tons in 2048. Between years 2049 and 2056, sales ranges from 3.3 million to 3.9 million tons and between years 2057-2068, sales range from 0.1 million tons to 2.8 million tons. Projected consolidated revenue grows from $251 million in 2022 to a peak of $432 million in 2048. Revenue totals $12.7 billion for the project’s life. Consolidated cash flow from operations is positive throughout the projected operating period, with the exception of post-production years, due to end-of-mine reclamation spending. Consolidated cash flow from operations peaks at $130.7 million in 2048 and totals $3.0 billion over the project life. Capital expenditures total $100.5 million during the first five years and $1.1 billion over the project’s life. 1.10.1 Discounted Cash Flow Analysis Cash flow after tax, but before debt service, generated over the life of the project was discounted to NPV at a 14.67% discount rate, which represents MM&A’s estimate of the constant dollar, risk adjusted WACC for likely market participants if the subject reserves were offered for sale. On an un-levered basis, the NPV of the project cash flows represents the Enterprise Value of the project and amounts to $279.7 million. Alpha is an active producer, and the financial model shows positive net cash flow for each year of the operating life of the MWVUG reserves. The pre-feasibility financial model prepared for the TRS was developed to test the economic viability of each coal resource area. The NPV estimate was made for purposes of confirming the economics for classification of coal reserves and not for purposes of valuing Alpha or its MWVUG assets. Mine plans were not optimized, and actual results of the operations may be different, but in all cases, the mine production plan assumes the properties are under competent management. 1.10.2 Sensitivity Analysis Sensitivity of the NPV results to changes in the key drivers is presented in the chart below. The sensitivity study shows the NPV at the 14.67% discount rate when Base Case sales prices, operating costs, capital costs and discount rate are increased and decreased in increments of 5% within a +/- 15% range. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 12 Figure 1-4: Sensitivity of NPV As shown, NPV is quite sensitive to change in sales price, operating cost estimates and the discount rate, and slightly sensitive to changes in capital cost estimates. 1.11 Permitting Alpha has obtained all mining and discharge permits to operate its active mines and processing, loadout or related support facilities. MM&A is unaware of any obvious or current Alpha permitting issues that are expected to prevent the issuance of future permits. Alpha, along with all coal producers, is subject to a level of uncertainty regarding future clean water permits due to United States Environmental Protection Agency (EPA) involvement with state programs. 1.12 Conclusion and Recommendations Sufficient data has been obtained through various exploration and sampling programs and mining operations to support the geological interpretations of seam structure and thickness for coal horizons situated on the MWVUG Property and reviewed in the study. The data is of sufficient quantity and reliability to reasonably support the coal resource and coal reserve estimates in this TRS. The geological data and preliminary feasibility study, which consider mining plans, revenue, and operating and capital cost estimates are sufficient to support the classification of coal reserves provided herein.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 13 This geologic evaluation conducted in conjunction with the preliminary feasibility study concludes that the 117.5 Mt of marketable underground coal reserves identified on the Property are economically mineable under reasonable expectations of market prices for metallurgical coal products, estimated operation costs, and capital expenditures. 2 Introduction 2.1 Registrant and Terms of Reference This report was prepared for the sole use of Alpha Metallurgical Resources, Inc. (Alpha) and its affiliated and subsidiary companies and advisors. The report provides a statement of coal reserves for Alpha. Exploration results and Resource calculations were used as the basis for the mine planning and the preliminary feasibility study completed to determine the extent and viability of the reserve. Coal resources and coal reserves are herein reported in imperial units of measurement. 2.2 Information Sources The technical report is based on information provided by Alpha and reviewed by MM&A’s professionals, including geologists, mining engineers, civil engineers, and environmental scientists. MM&A’s professionals hold professional registrations and memberships which qualify them as Qualified Persons in accordance with SEC guidelines. Alpha engaged MM&A to conduct a coal reserve evaluation of the Alpha coal properties as of December 31, 2021. For the evaluation, the following tasks were to be completed: > Conduct site visits of the mines and mine infrastructure facilities; > Process the information supporting the estimation of coal resources and reserves into geological models; > Develop life-of-reserve mine (LOM) plans and financial models; > Hold discussions with Alpha company management; and > Prepare and issue a Technical Report Summary providing a statement of coal reserves which would include: - A description of the mines and facilities. - A description of the evaluation process. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 14 - An estimation of coal reserves with compliance elements as stated under the new SEC Guidelines which will become effective for the first fiscal year commencing on or after January 1, 2022. 2.3 Personal Inspections MM&A is very familiar with MWVUG’s West Virginia Properties, having provided a variety of services in recent years. Qualitied Persons involved in this TRS have conducted multiple site visits most recently November 2021. 3 Property Description 3.1 Location The MWVUG Mine Complex is located in the Central Appalachian Basin of southern West Virginia (see Figure 1-1) with coal properties mostly in Raleigh and Boone counties. The Mine properties are generally centered around the Marfork preparation plant and facilities located approximately 3 miles south of the town of Whitesville, West Virginia, and 30 miles northwest of Beckley, West Virginia, the county seat of Raleigh County. Surface facilities for the operation are located in the Big Coal River drainage basin, central to the active mines as well as those currently in development. Numerous small communities are present throughout the property such as the previously mentioned town of Whitesville, as well as Sylvester, Montcoal and Clear Creek communities. The nearest major population centers are Charleston, West Virginia (40 miles north), Bristol, Virginia (170 miles south), Roanoke, Virginia (160 miles east), Morgantown, West Virginia (200 miles north), and Lexington, Kentucky (220 miles west). The property is located on the following United States Geological Survey (USGS) Quadrangles: Williams Mnt., Sylvester, Eskdale, Wharton, Whitesville, Dorothy, Pax, Pilot Knob, Arnett, Eccles, and Beckley. The coordinate system and datum used for the model of the MWVUG Mine complex and the subsequent maps were produced in the West Virginia State Plane South system, NAD 27. 3.2 Titles, Claims or Leases The property is composed of over 187,000 total acres of mineral control, nearly all of which is leased. Alpha’s control is comprised of approximately 30 separate leases with varying expiration dates. Some leases expire over the next several years, but Alpha does not anticipate any challenges related to lease renewal. MM&A has not carried out a separate title verification for the coal properties and has not verified leases, deeds, surveys, or other property control instruments pertinent to the subject resources. Alpha has represented to MM&A that it controls the mining rights to the reserves as shown on its property maps, and MM&A has accepted these as being a true and accurate depiction of the

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 15 mineral rights controlled by Alpha. The TRS assumes the property is developed under responsible and experienced management. 3.3 Mineral Rights Alpha supplied property control maps to MM&A related to properties for which mineral and/or surface property are controlled by Alpha. While MM&A accepted these representations as being true and accurate, through experience with the Property, MM&A has no knowledge of past property boundary disputes or other concerns, that could impact future mining operations or development potential. Property control in Appalachia can be intricate. Coal mining properties are typically composed of numerous property tracts which are owned and/or leased from both land holding companies and private individuals or companies. It is common to encounter severed ownership, with different entities or individuals controlling the surface and mineral rights. Mineral control in the region is typically characterized by leases or ownership of larger tracts of land, with surface control generally comprised of smaller tracts, particularly in developed areas. Control of the surface property is necessary to conduct surface mining but is not necessary to conduct underground mining aside from relatively limited areas required for seam access or ventilation infrastructure. Alpha’s executive management team has a history of mining in Central Appalachia and has conveyed to MM&A that it has been successful in acquiring surface rights where needed for past operations. 3.4 Encumbrances No Title Encumbrances are known. By assignment, MM&A did not complete a query related to Title Encumbrances. 3.5 Other Risks There is always risk involved in property control. As is common practice, Alpha, and its predecessors, have had their land teams examine the deeds and title control to minimize this risk. Historically, property control has not posed any significant challenges related to MWVUG operations. 4 Accessibility, Climate, Local Resources, Infrastructure and Physiography 4.1 Topography, elevation and Vegetation Topography of the area surrounding the MWVUG mine complex is typical of the Central Appalachian Plateau’s physiographic province, being rugged and deeply dissected by V-shaped river valleys and Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 16 flanked by steep-sided upland regions. Slopes in the area are mostly steep to very steep with some gently sloping with relatively narrow ridges. Surface elevations near the mine complex range from approximately 1,000 feet above sea level at streams to approximately 2,600 feet at ridge tops. The area is heavily vegetated and has a significant amount of hardwood forests. The property is not situated near any major urban centers. 4.2 Access and Transport There is general access to the MWV Deep property via a well-developed network of primary, secondary, and unimproved roads. Interstate 64/77 is located near the eastern side of the property and is the primary throughfare in the area connecting the property to Beckley, Charleston, and Huntington, West Virginia, to the West and Lexington, Virginia, to the East. Numerous secondary and unimproved roads provide direct access to the mine property, some being federal-, state-, and town-maintained. These include West Virginia State Route 3 that runs north-south through the property holdings and provides direct access to surface office facilities and preparation plant from points north and south. These primary roads typically stay open throughout the year. Within the property, unimproved roads are utilized to access gas drainage wells and surface based deep mine infrastructure. The Alpha-owned office facilities, preparation plant and rail loadout are located approximately 3 miles south of the town of Whitesville along the CSX railroad system and serve as the primary transport means of processed coal. 4.3 Proximity to Population Centers The MWVUG Mine Complex is located near the town of Beckley and is primarily in Raleigh and Boone Counties, West Virginia. There are no large population centers in proximity. The nearest major population centers are Charleston, West Virginia (40 miles north), Bristol, Virginia (170 miles south), Roanoke, Virginia ( 190 miles southeast), and Morgantown, West Virginia (200 miles northeast), and Lexington, Kentucky (220 miles west). As of the 2020 census, Raleigh County had just over 74,600 residents. 4.4 Climate and Length of Operating Season The climate of the region is classified as humid continental with four distinct seasons: warm summers, cold winters, and moderate fall and spring seasons. Precipitation in the region is consistent throughout the year, approximately 3 to 5 inches per month, with the most rain falling in spring and the early months of summer. Average yearly precipitation is 40 inches. Summer months typically begin in late May and end in early September and range in average temperature from 46 to 78 degrees Fahrenheit. Winters typically begin in mid to late November and run until mid to late March with average temperatures ranging from 19 to 52 degrees Fahrenheit. Precipitation in the winter typically comes in the form of snowfall or as a wintery mix (sleet and snow) with severe snowfall events occurring occasionally. Seasonal variations in climate typically do not affect underground mining in West Virginia.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 17 However, weather events could potentially negatively impact efficiency of surface and preparation plant operations on a very limited basis and lasting less than a few days. 4.5 Infrastructure The MWVUG Mine Complex has sources of water, power, personnel, and supplies readily available for use. Personnel have historically been sourced from the surrounding communities in Raleigh, Kanawha, Fayette, and Boone Counties, and have proven to be adequate in numbers to conduct mining operations. As mining is common in the surrounding areas, the workforce is generally familiar with mining practices, and many are experienced miners. Water is sourced locally from public water sources or rivers, and electricity is sourced from Appalachian Power, a subsidiary of American Electric Power (AEP). The service industry in the areas surrounding the mine complex has historically provided supplies, equipment repairs and fabrication, etc. Alpha’s Marfork preparation plant services consumers with washed coal, which is transported via the adjacent CSX rail line at the Marfork loadout. Haul roads, primary roads, and conveyor belt systems account for transport from the various mine sites to the preparation plant. 5 History 5.1 Previous Operation The MWVUG property involves a complex combination of previous ownership. Coal mining in the area occurred for nearly a century. Predecessors of Alpha, namely Alpha Natural Resources (Alpha) and Massey Energy (Massey) previously held mining rights on much of the property. The current facilities were constructed in 1994 by Marfork Coal Company, a subsidiary of A. T. Massey Coal Company. The preparation plant, refuse disposal areas, utility infrastructure and rail transportation has been maintained and upgraded to provide a modern coal processing facility for the property. 5.2 Previous Exploration Extensive exploration in the form of subsurface drill efforts has been carried out on the property by numerous entities, most of which efforts were completed prior to the inception of Alpha. Diamond core and rotary drilling are the primary types of exploration on the property. Data for correlation and mining conditions are derived from core descriptions and geophysical logging (e-logging). Coal-quality analyses were also employed during the core-exploration process. Development of this report included an assessment of over 2,100 exploration drill holes, largely comprised of coal measurements. Drill records indicate that independent contract drilling operators have typically been engaged to carry out drilling on the Property. Geophysical logging was typically performed by outside logging firms. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 18 MM&A, via its Geophysical Logging Systems subsidiary, has logged a significant number of the past exploration holes, and currently logs most of the recently drilled holes. 6 Geological Setting, Mineralization and Deposit 6.1 Regional, Local and Property Geology The property lies in the Central Appalachian Coal basin in the Appalachian Plateau physiographic province. The coal deposits in the eastern US are the oldest and most extensively developed coal deposits in the country. The coal deposits on the Property are Carboniferous in age, being of the Pennsylvanian system. Overall, these Carboniferous coals contain two-fifths of the US’s bituminous coal deposits and extend over 900 miles from northern Alabama to Pennsylvania and are part of what is known as the Appalachian Basin. The Appalachian Basin is more than 250 miles wide and, in some portions, contains over 60 coal seams of varying economic significance. Coal seams and zones of economic significance typically range between 24 and 48 inches in thickness, with relatively little structural deformation. Regional structure is typically characterized by gently dipping strata to the northwest at one to four percent, averaging three percent. Strata on the property are mostly of the Pennsylvanian-age Kanawha Formation and the older, lower Beckley and Fire Creek seams are part of the New River Formation of the Pottsville Series. The rock formations between the coal seams are characterized by large proportions of sandstone interspersed with shale units. Coal seams with remaining reserve or resource potential evaluated within this TRS include, in descending stratigraphic order the: Chilton, Hernshaw, Upper Cedar Grove, Middle Cedar Grove, Lower Cedar Grove, Peerless, Powellton, Eagle, Glen Alum Tunnel, Beckley and Fire Creek seams. 6.2 Mineralization The generalized stratigraphic columnar section in Figure 6-1 demonstrates the vertical relationship of the principal coal seams and rock formations on the Property.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 19 Figure 6-1: MWVUG Stratigraphic Column (not to scale) 6.3 Deposits The coal produced at the MWVUG complex is mainly a High-volatile metallurgical bituminous coal. The higher rank Glen Alum and Beckley coals will produce a Mid-Volatile and a Low-Volatile product. Due to the high value of these High Volatile coking coals, all the seams have been extensively mined in the past. Generally, the coal rank increases with depth whereas the highest seams stratigraphically and physically on the hills exhibit the greatest volatile matter content and deepest seams exhibit the lowest volatile matter content. The highest structural elevations are along the southeastern margin of the property with the strata generally dipping toward northwest. The seams of interest above drainage include the Chilton through the Glen Alum Tunnel and are accessible via an outcrop faceup. Below drainage seams of interest include the Beckley and Fire Creek and would require slope development access. The rock formations between the coal seams are characterized by large portions of sandstone with shale units interspersed throughout. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 20 7 Exploration 7.1 Nature and Extent of Exploration The Property has been extensively explored by subsurface drilling efforts carried out by numerous entities, most of which were completed prior to ownership by Alpha. Diamond core and rotary drilling are the primary types of exploration on the property. Data for correlation and mining conditions are derived from core descriptions and geophysical logging (e- logging). Coal-quality analyses were also employed during the core-exploration process. Drill records indicate that independent contract drilling operators have typically been engaged to carry out drilling on the Property. Geophysical logging was typically performed by outside logging firms. MM&A, via its Geophysical Logging Systems subsidiary, has logged a portion of the past exploration holes, and currently logs most of the recently drilled holes. The location of the drilling is shown on the maps included in Appendix C. The concentration of exploration varies slightly across the property. Drilling on the property is typically sufficient for delineation of deep mineable coal horizons. Core logging is carried out by geologists in cases where roof and floor strata are of particular interest and in cases where greater resolution and geologic detail are needed. In many cases the drill hole data comes from simplified driller’s logs, which may lack specific details regarding geotechnical conditions and specific geology, making correlations and floor and roof conditions difficult to determine. Geophysical logging (e-logging) techniques, by contrast, document specific details useful for geologic interpretation and mining conditions. Given the variability of data-gathering methods, definitive mapping of future mining conditions may not be possible, but projections and assumptions can be made within a reasonable degree of certainty. A significant effort was put into verifying the integrity of the database. Once this was established, stratigraphic columnar sections were generated using cross-sectional analysis to establish or confirm coal seam correlations. A typical cross-section is shown in Figure 7-1.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 21 Figure 7-1: MWVUG Cross-Section Due to the long history of exploration by various parties on the Property, a wide variety of survey techniques exist for documentation of data point locations. Many of the older exploration drill holes Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 22 appear to have been located by survey and more recently completed drill holes are often located by high-resolution Global Positioning System (GPS) units. However, some holes appear to have been approximately located using USGS topography maps or other methods which are less accurate. Therefore, discretion had to be used regarding the accuracy for the location and ground surface elevation of some of these older drill holes. In instances where a drill hole location (or associated coal seam elevations) appeared to be inconsistent with the overall structural trend (or surface topography for surface-mineable areas), the data point was not honored for geological modeling. Others with apparently minor variances were adjusted and then used by MM&A. Surveying of the underground and surface mined areas has been performed by the mine operators and/or their consulting surveyors. By assignment, MM&A did not verify the accuracy or completeness of mine maps supplied by Alpha but accepted this information as being the work of responsible engineers and surveyors, as required by both State and Federal Law. MM&A compiled comprehensive topographic map files by selecting the best available aerial mapping for each area and filling any gaps with digital USGS topographic mapping. 7.2 Drilling Procedures Core drilling methods utilize NX-size (21/8 inch) or similar-sized core cylinders to recover core samples, which can be used to delineate geologic characteristics, and for coal quality testing and geotechnical logging. For the core holes, the geophysical logs are especially useful in verifying the core recovery of both the coal samples (for assurance that sample is representative of the full seam) and of the roof and floor rock samples (for evaluating ground control characteristics of deep mineable coal seams). In addition to the core holes, rotary drilled holes also exist on the Property. Data for the rotary dril led holes is mainly derived from downhole geophysical logs, which are used to interpret coal and rock thickness and depth since logging of the drill cuttings is not reliable. A wide variety of core-logging techniques exist for the Property. For many of the core holes, the primary data source is a generalized lithology description by the driller, more recent holes are generally supplemented by a more detailed core log completed by a geologist. These drilling logs were provided to MM&A as a geological database. MM&A geologists were not involved in the production of original core logs but did perform a basic check of information within the provided database. An audit of the AMR database was conducted by comparing seam depths, coal, and parting thicknesses in the electronic database against the source drill logs and the results were acceptable. Where geophysical logs for such holes are available, they were used by MM&A geologists to verify the coal thickness and core recovery of seams.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 23 7.3 Hydrology Hydrologic testing and forecasting are necessary parts of the permitting process and as such are routinely considered in the mine planning process. MWVUG has a lengthy history of operation and three currently active mines with no significant hydrologic concerns or material issues experienced in its history. Future mining is projected to occur in areas exhibiting similar hydrogeological conditions as past mining. Based upon the successful history of the operation with regards to hydrogeological features, MM&A assumes that the operation will not be hindered by such issues in the future. 7.4 Geotechnical Data Life-of-Mine (LOM) Mining plans for potential underground mines were developed by MM&A through incorporation of budget maps from Alpha. Pillar stability was tested by MM&A using the Analysis of Coal Pillar Stability (ACPS) program that was developed by the National Institute for Occupational Safety and Health (NIOSH). MM&A reviewed the results from the ACPS analysis and considered it in the development of the LOM plan. Coal and rock strengths from core testing are used to verify the empirical assumptions integral to ACPS. 8 Sample Preparation Analyses and Security 8.1 Prior to Sending to the Lab Most of the coal samples have been obtained from the Property by subsurface exploration using core drilling techniques. The protocol for preparing and testing the samples has varied over time and is not well documented for the older holes drilled on the Property. Typical US core drilling sampling technique is for the coal core sample, once recovered from the core barrel, to be described then wrapped in a sealed plastic sleeve and placed into a covered core box, which is the length of the sample so that the core can be delivered to a laboratory in relatively intact condition and with original moisture content. The core identification number and the depth are scribed on the sample box lid to identify the sample. This process has been the norm for both historical and ongoing exploration activities at MWVUG. This work is typically performed by the supervising driller, geologist or company personnel. Samples are most often delivered to the company by the driller after each shift or acquired by company personnel or representatives. Most of the coal core samples were obtained by previous operators on the Property. MM&A did not participate in the collection, sampling and analysis of the majority of core samples within the exploration database. However, it is reasonable to assume, given the sophistication level of the previous operators, that these samples were generally collected and processed under Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 24 industry best-practices. This assumption is based on MM&A’s familiarity with the operating companies and the companies used to perform the analysis. 8.2 Lab Procedures Coal quality testing has been performed over a large number of years by operating companies using different laboratories and testing regimens. Some of the samples have raw analyses and washabilities on the full seam (with coal and rock parting layers co-mingled) and are mainly useful for characterizing the coal quality for projected production from underground and highwall mining. Other samples have coal and rock analyzed separately, the results of which can be manipulated to forecast either surface or underground mining quality. Care has been taken to use only those analyses that are representative of the coal quality parameters for the appropriate mining type for each sample. Standard procedure upon receipt of core samples by the testing laboratory is to log the depth and thickness of the sample, then perform testing as specified by a representative of the operating company. Each sample is then analyzed in accordance with procedures defined under American Society for Testing and Materials (ASTM) standards including, but not limited to; washability (ASTM D4371); ash (ASTM D3174); sulfur (ASTM D4239); Btu/lb. (ASTM D5865); volatile matter (ASTM D3175); and Free Swell Index (FSI) (ASTM D720). 9 Data Verification 9.1 Procedures of Qualified Person MM&A reviewed the Alpha-supplied digital geologic database and supplemented the database with its own in-house records which have been maintained for both Alpha and previous operators of the property. The database consists of data records, which include drill hole information for holes that lie within and adjacent to the Property and records for numerous supplemental coal seam thickness measurements. Once the initial integrity of the database was established, stratigraphic columnar sections were generated using cross-sectional analysis to establish or confirm coal seam correlations. Geophysical logs were used wherever available to assist in confirming the seam correlation and to verify proper seam thickness measurements and recovery of coal samples. Additionally, an audit of the AMR digital database was conducted by comparing seam depths, coal, and parting thicknesses in the database against the source drill logs and the results were acceptable. After establishing and/or verifying proper seam correlation, seam data control maps and geological cross-sections were generated and again used to verify seam correlations and data integrity. Once the database was fully vetted, seam thickness, base-of-seam elevation, roof and floor lithology, and overburden maps were independently generated for use in the mine planning process.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 25 Coal quality was analyzed and summarized by MM&A’s team of geologists and engineers. Quality was provided by Alpha in various database formats, laboratory data sheets, and also obtained directly from MM&A’s files. Care was taken to ensure that sampled data was representative of the mineable section. In instances where minimal representative data was noted, geological tonnages were estimated based upon applying assumed densities of coal and non-coal material to thicknesses expressed in geological database files. 9.2 Limitations As with any exploration program, localized anomalies cannot always be discovered. The greater the density of the samples taken, the less the risk. Once an area is identified as being of interest for inclusion in the mine plan, additional samples are taken to help reduce the risk in those specific areas. In general, provision is made in the mine planning portion of the study to allow for localized anomalies that are typically classed more as a nuisance than a hinderance. 9.3 Opinion of Qualified Person Sufficient data has been obtained through various exploration and sampling programs and mining operations to support the geological interpretations of seam structure and thickness for coal horizons situated on the MWVUG Property. The data is of sufficient quantity and reliability to reasonably support the coal resource and coal reserve estimates in this TRS. 10 Mineral Processing and Metallurgical Testing 10.1 Testing Procedures Basic chemical analyses (both raw and washed quality), petrographic data, rheological data and ash, ultimate and sulfur analysis are available but not summarized for this filing. Available coal quality data sourced from MM&A’s vaults (associated with former projects for Alpha and its predecessors) was tabulated by resource area in a Microsoft® EXCEL workbook. Such data contained laboratory sheets which MM&A utilized to confirm that sampled intervals were representative of geological models and confirm that appropriate laboratory procedures were utilized to derive raw and clean coal parameters. Additionally, Alpha provided MM&A with a database of its own in-house coal quality information which did not include backup laboratory information or sampled intervals. MM&A compared wash recovery values from Alpha’s dataset to proximal holes with wash recovery data in MM&A’s dataset and calculated estimates of wash recovery based upon the relative percentages of coal and rock from lithologic descriptions. In general, MM&A found that Alpha’s dataset was representative and appropriate for inclusion in coal quality summaries. Quality tables also provide basic statistical analyses of the coal quality datasets, including average value; maximum and minimum Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 26 values; and the number of samples available to represent each quality parameter of the seam. Coal samples that were deemed by MM&A geologists to be unrepresentative were not used for statistical analysis of coal quality, as documented in the tabulations. The amount and areal extent of coal sampling for geological data is generally sufficient to represent the quality characteristics of the coal horizons and allow for proper market placement of the subject coal seams. For some of the coal deposits there are considerable laboratory data from core samples that are representative of the full extent of the resource area; and for others there are more limited data to represent the resource area. For example, in the active operations with considerable previous mining, there may be limited quality data within some of the remaining resource areas; however, in those cases the core sampling data can be supplemented with operational data from mining and shipped quality samples representative of the resource area. 10.2 Relationship of Tests to the Whole The extensive sampling and testing procedures typically followed in the Coal Industry result in an excellent correlation between samples and Marketable product. As shipped analyses of the coal from MWVUG were reviewed to verify that the coal quality and characteristics were as expected. The MWVUG Property has a long history of saleable production, in the High-volatile metallurgical and thermal markets, confirming exploration results. In select instances, those areas which did not contain exploration information inclusive of coal quality analysis but were located relatively adjacent to active producing areas and/or areas which contained coal quality information were downgraded to a “probable” classification. Based upon the extensive production history locally and regionally, the report authors deemed this process acceptable. 10.3 Lab Information Each sample is analyzed at area Laboratories that operate in accordance with procedures defined under ASTM standards including, but not limited to; washability (ASTM D4371); ash (ASTM D3174); sulfur (ASTM D4239); Btu/lb. (ASTM D5865); volatile matter (ASTM D3175); Free Swell Index (FSI) (ASTM D720). 10.4 Relevant Results No critical factors have been found that would adversely affect the recovery of the Reserve. Any quality issues that occur, either localized or generally are accounted for in the Marketing Study done for this TRS.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 27 11 Mineral Resource Estimates MM&A created independent geologic models to define the coal resources at MWVUG. Coal resources were estimated as of December 31, 2021. 11.1 Assumptions, Parameters and Methodology Geological data was imported into Carlson Mining® (formerly SurvCADD®) geological modelling software in the form of Microsoft® Excel files incorporating drill hole collars, seam and thickness picks, bottom seam elevations and raw and washed coal quality. These data files were validated prior to importing into the software. Once imported, a geologic model was created, reviewed, and verified- with a key element being a gridded model of coal seam thickness. Resource tons were estimated by using the seam thickness grid based on each valid point of observation and by defining resource confidence arcs around the points of observation. Points of observation for Measured and Indicated confidence arcs were defined for all valid drill holes that intersected the seam using standards deemed acceptable by MM&A based on a detailed geologic evaluation and a statistical analysis of all drill holes within the projected reserve areas as described in Section 11.1.1. The geological evaluation incorporated an analysis of seam thickness related to depositional environments, adjacent roof and floor lithologies, and structural influences. After validating coal seam data and establishing correlations, the seam thickness, coal thickness and elevation for seams of economic interest were used to generate a geologic model. Local geologic and physical conditions were incorporated into the model where mineability and or mining costs could be affected by the conditions. Both coal thickness and quality data are deemed by MM&A to be reasonably sufficient within the resource areas. Therefore, there is a reasonable level of confidence in the geologic interpretations required for coal resource determination based on the available data and the techniques applied to the data. Table 11-1 below provides the geological mapping and coal tonnage estimation criteria used for the coal resource and reserve evaluation. These cut-off parameters have been developed by MM&A based on its experience with the Alpha Property and are typical of mining operations in the Central Appalachian coal basin. This experience includes technical and economic evaluations of numerous properties in the region for the purposes of determining the economic viability of the subject coal reserves. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 28 Table 11-1: General Reserve & Resource Criteria Item Parameters Technical Notes & Exceptions* • General Reserve Criteria Reserve Classification Reserve and Resource Coal resources as reported are inclusive of coal reserves. Reliability Categories Reserve (Proven and Probable) Resource (Measured, Indicated & Inferred) To better reflect geological conditions of the coal deposits, distance between points of observation is determined via statistical analysis Proven and Measured Classification 0.25 Mile, (1320’) Projection form Measurement Point Based on 11.1.1 Analysis Probable and Indicated Classification 0.25 to 0.75 Mile, (1320’ to 3960’) Projection form Measurement Point Based on 11.1.1 Analysis; Required for Reserve or Resource Classification Inferred Classification 0.75 to 3.0 Mile, (3960’ to 15,840) Projection form Measurement Point Based on 11.1.1 Analysis Effective Date of Resource Estimate December 31, 2021 Coal resources were estimated based upon depletion maps as of September 30, 2021, and a fourth quarter 2021 production depletion adjustment. Effective Date of Reserve Estimate December 31, 2021 Coal reserves were estimated based upon depletion maps as of September 30, 2021, and a fourth quarter 2021 production depletion adjustment Seam Density - with Raw Seam Analysis 1.25 + (Raw Ash% / 100) Seam Density - without Raw Seam Analysis Estimated by (1) assuming specific gravity of 1.30 for coal and 2.25 for rock parting • Underground-Mineable Criteria Map Thickness Total seam thickness Minimum Seam Thickness 30 inches Minor Exceptions for localized zones of thinner coal Minimum Mining Thickness 48 to 54 inches Minimum Total Coal Thickness 30 inches Minor Exceptions for localized zones of thinner coal Minimum In-Seam Wash Recovery Determined as function of seam thickness Wash Recovery Applied to Coal Reserves Based on average yield for drill holes within reserve area, or in the absence of laboratory washability data, based on estimated visual recovery using specific gravities noted above and 95 percent yield on "clean" coal Out-of-Seam Dilution Thickness for Run-of-Mine Tons Applied to ROM tonnages Delta between minimum mining thickness (54 inches) and seam thickness 2 inches minimum OSD Mine Barrier 200-foot distance from abandoned mines and 50’ sealed or pillared areas of active Alpha mines Minimum Reserve Tonnage 400 thousand recoverable tons for individual area (logical mining unit) Minimum Overburden Depth 100 feet Minimum Interval to Rider Coal Considered on a case-by-case basis, depending on interval lithology, etc. Minimum Interval to Overlying or Underlying Reserves Considered on a case-by-case basis, depending on interval lithology, extent and type of extraction, etc. Minimum Interval to Overlying or Underlying Mined Areas Considered on a case-by-case basis, depending on interval lithology, extent and type of extraction, etc. Adjustments Applied to Coal Reserves 6.0 percent moisture increase; 5 percent preparation plant inefficiency Note: Exceptions for application of these criteria to reserve estimation are made as warranted and demonstrated by either actual mining experience or detailed data that allows for empirical evaluation of mining conditions. Final classification of coal reserve is made based on the pre-feasibility evaluation. 11.1.1 Geostatistical Analysis MM&A completed a geostatistical analysis on drill holes within the reserve boundaries to determine the applicability of the common United States classification system for measured and indicated coal resources. Historically, the United States has assumed that coal within ¼-mile (1,320 feet) of a point of

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 29 observation represents a measured resource whereas coal between ¼-mile (1,320 feet) and ¾-mile (3,960 feet) from a point of observation is classified as indicated. Inferred resources are commonly assumed to be located between ¾-mile (3,960 feet) and 3 miles (15,840 feet) from a point of observation. Per SEC regulations, only measured and indicated resources may be considered for reserve classification, respectively as proven and probable reserves. MM&A performed a geostatistical analysis test of the MWVUG, Black Eagle data set using the Drill Hole Spacing Analysis (DHSA) method. This method attempts to quantify the uncertainty of applying a measurement from a central location to increasingly larger square blocks and provides recommendations for determining the distances between drill holes for measured, indicated, and inferred resources. To perform DHSA the data set was processed to remove any erroneous data points, clustered data points, as well as directional trends. This was achieved through the use of histograms, as seen in Figure 11-1, color coded scatter plots showing the geospatial positioning of the borings, Figure 11-2, and trend analysis. Figure 11-1: Histogram of the Total Seam Thickness for the Eagle Seam Present in the MWVUG Complex Figure 11-2: Scatter plot of the Total Seam Thickness for the Eagle Seam Present in the MWVUG Complex Following the completion of data processing, a variogram of the data set was created, Figure 11-3. The variogram plots average square difference against the separation distance between the data pairs. The separation distance is broken up into separate bins defined by a uniform lag distance (e.g., for a lag distance of 500 feet the bins would be 0 – 500 feet, 501 – 1,000 feet, etc.). Each pair of data points that are less than one lag distance apart are reported in the first bin. If the data pair is further apart than one lag distance but less than two lag distances apart, then the variance is reported in the second Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 30 bin. The numerical average for differences reported for each bin is then plotted on the variogram. Care was taken to define the lag distance in such a way as to not overestimate any nugget effect present in the data set. Lastly, modeled equations, often spherical, gaussian, or exponential, are applied to the variogram in order to represent the data set across a continuous spectrum. Figure 11-3: Variogram of the Total Seam Thickness for the Eagle Seam Present in the MWVUG Complex The estimation variance is then calculated using information from the modeled variogram as well as charts published by Journel and Huijbregts (1978). This value estimates the variance from applying a single central measurement to increasingly larger square blocks. Care was taken to ensure any nugget effect present was added back into the data. This process was repeated for each test block size. The final step of the process is to calculate the global estimation variance. In this step the number square blocks that would fit inside the selected study area is determined for each block size that was investigated in the previous step. The estimation variance is then divided by the number of blocks that would fit inside the study area for each test block size. Following this determination, the data is then transformed back to represent the relative error in the 95th-percentile range.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 31 Figure 11-4 shows the results of the DHSA performed on the Eagle seam data for the MWVUG Complex. DHSA provides hole to hole spacing values, these distances need to be converted to radius from a central point to compare to the historical standards. A summary of the radius data is shown in Table 11-2. DHSA prescribes measured, indicated, and inferred drill hole spacings be determined at the 10- percent, 20-percent, and 50-percent levels of relative error, respectively. Figure 11-4: Result of DHSA for the Eagle Seam Present in the MWVUG Complex Table 11-2: DHSA Results Summary for Radius from a Central Point Model: Measured Radial Distance (10% Relative Error) Indicated Radial Distance (20% Relative Error) Inferred Radial Distance (50% Relative Error) (Miles) (Miles) (Miles) Gaussian: 0.46 0.87 2.10 Spherical: 0.45 0.82 1.96 Exponential: 0.43 0.77 1.79 Comparing the results of the DHSA to the historical standards, it is evident that the historical standards are more conservative than even the most conservative DHSA model with regards to determining measured resources. The Spherical model recommends using a radius of 0.45 miles for measured resources compared to the historical value of 0.25 miles. With respect to indicated resources the DHSA falls in line closely with the historical standards. The Spherical model recommends using a radius 0.82 miles, while the Gaussian model recommend a radius of 0.87 miles and Exponential model recommend a radius of 0.77 miles. These values line up closely with the historical radius of 0.75 miles. These results Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 32 have led the QP’s to report the data following the historical classification standards, as outlined in United States Geological Survey Circular 891 rather than use the results of the DHSA. 11.2 Resources Exclusive of Reserves The MWVUG property contains multiple resource blocks which were not deemed to exhibit reserve potential at the time of the study. These resources, formally identified as resources exclusive of reserves, are in the: Chilton, Upper, Middle and Lower Cedar Groves, Powellton, Eagle, Glen Alum Tunnel, Beckley and Fire Creek seams. Reasons which may preclude elevation of resources to reserves include, but are not limited to: 1. Limited availability of quality information to document coal seam market characteristics. a. Chilton Seam – Map 1: limited metallurgical analysis 2. Coal quality inconsistent with typical metallurgic properties preferred for coking coal. a. Chilton Seam – Map 1: historically not a coking coal, sulfur >1% 3. Isolation of resource blocks in which seam access costs are cost prohibitive at the time of the study. a. Titan Middle Cedar Grove – Map 4: eastern resource block isolated from reserve by below cutoff coal thickness b. Black King Lower Cedar Grove – Map 5: isolated block bound on three sides by abandoned mine workings c. Brown’s Branch Powellton – Map 7: resource along White Castle abandoned mine works due to limited access and poor geometry for a new mine d. Glen Alum Tunnel – Map 9: resource located in two blocks, north of the sandstone washout 4. Unfavorable economics at the PFS level, yet economics could become attractive in the future under different market conditions. a. Castle II Peerless - Map 6: raw coal haul distance and difficult up-dip access b. 10-B Area Powellton Seam – Map 7: uncertain access through a sealed existing mine or a faceup where the surface is not controlled c. Mountain Laurel Beckley – Map 10: below-drainage slope access and raw haul to coal processing d. Mountain Laurel Fire Creek – Map 11: below-drainage slope access and raw haul to coal processing

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 33 5. Exclusion from LOM planning by mining operator due to remaining resource blocks which are relatively small, isolated blocks and not currently attractive from an operational perspective. a. 10-B Area Powellton Seam - Map 7: uncertain access through a sealed existing mine or a faceup where the surface is not controlled b. Panther Eagle – Map 8: two small coal blocks between the Horse Creek mine workings and the outcrop that will be isolated when the mine is sealed c. Sycamore Eagle– Map 8: isolated block d. Roland Beckley - Map 10: isolated block where additional mineral control is needed for access 6. Mineability constraints due to over/under mining, underground conditions and physical locations. a. Ellis Upper Cedar Grove – Map 3: area where interburden to Middle Cedar Grove >30 feet b. Dow Fork Eagle – Map 8: inferred resource adjacent to inclusive LOM plan c. Sycamore Eagle – Map 8: mine plan is not defined as whether deep mine or surface mine. Jurisdictional water determinations have not been completed for a surface assessment. d. Mountain Laurel Beckley – Map 10: two below-drainage coal blocks located on the north side of Beckley, West Virginia. Overburden depth is 360 feet to 920 feet. These blocks are questionable due to permitting and potential liability of a mine under an urban area with shopping malls, residential areas, Interstate and State highways. e. Mountain Laurel Fire Creek – Map 11: single coal block laced approximately 70 feet to 110 feet below the Mountain Laurel Beckley. Would require an in-mine slope from the Beckley seam for access. 11.2.1 Initial Economic Assessment MM&A completed an initial economic assessment to determine the potential economic viability of resources exclusive of reserves. MM&A applied relevant technical factors to estimate potential saleable tons without the resource blocks, should the resources be extracted via deep, continuous mining methods. MM&A developed cash cost profiles for the resource blocks, including direct cash costs (labor, supplies, roof control, maintenance and repair, power, and other); washing, trucking, materials handling, general and administrative, and environmental costs; and indirect cash costs (royalties, production taxes, property tax, insurance). Costs were developed based off relevant cost drivers (per-ft, per-raw-ton, per-clean-ton). Additionally, MM&A estimated capital costs to access resources. Capital costs associated with mine development were amortized across the resource’s potential saleable tonnages). Additional non-cash items (depreciation of equipment and depletion) and cash costs were compared to an assumed sale price of $130 per ton netback FOB loadout Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 34 (approximately $171 per ton U.S. East Coast basis) for high-volatile markets. This resource assumed sales value was developed as a premium to the market-based reserve sales value to properly estimate the sales related expenses should these resources be extracted during higher-than-average market conditions. Pricing used for the primary product was selected by the QP and deemed reasonable based on a review of historical average pricing for the MWVUG complex coal products over the past 5 years. Results of the analysis are shown below and demonstrate potential profitability on a fully loaded cost basis. Detailed summaries are shown in Appendix B. Table 11-3: Results of Initial Economic Assessment ($/ton) Mine Resource Block Direct Cash Transportation, Washing, Enviro, G&A Indirect Non-Cash Total Cost Fully Loaded P&L Seng Creek Chilton $43.07 $26.89 $14.17 $10.11 $94.24 $5.76 Glen Alum GAT $60.22 $18.99 $13.57 $21.93 $114.72 $15.28 Titan Block D MCG $55.93 $26.05 $12.27 $13.12 $107.37 $22.63 Black King Block A1 LCG $54.97 $20.25 $13.57 $6.00 $94.79 $35.21 Black King Block D LCG $51.60 $19.38 $13.57 $12.22 $96.77 $33.23 Castle Peerless PEER $52.93 $18.89 $11.17 $15.92 $98.90 $1.10 Dow Fork Eagle EG $57.60 $34.53 $17.47 $6.00 $115.61 $14.39 Sycamore Eagle EG $48.32 $19.37 $17.47 $15.01 $100.17 $29.83 Panther Eagle EG $60.34 $18.42 $12.27 $6.00 $97.03 $32.97 Beckley Mt. Laurel BEC $59.85 $33.03 $5.77 $28.80 $127.45 $2.55 Beckley Workman BEC $46.12 $17.20 $17.47 $12.77 $93.56 $36.44 Fire Creek Mt. Laurel FC $62.31 $31.53 $4.47 $21.22 $119.53 $10.47 Brown's Br Powellton POW $60.83 $21.71 $17.47 $6.00 $106.01 $23.99 Powellton Block 10-B POW $57.95 $21.01 $17.47 $13.37 $109.80 $20.20 Figure 11-5: Results of Initial Economic Assessment

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 35 11.3 Qualified Person’s Estimates Based on the work previously described and detailed modelling of those areas, considering all the modifying actors, a coal resource estimate, summarized in Table 11-4, was prepared as of December 31, 2021, for property controlled by Alphas MWVUG operating unit. Table 11-4: Coal Resources Summary as of December 31, 2021 Coal Resource (Dry Tons, In Situ) Area/Mine Seam Measured Indicated Inferred Total Inclusive of Reserve Laurel Area Hernshaw 19,404,000 5,902,000 0 25,306,000 Round Bottom UCG Upper Cedar Grove 4,427,000 1,810,000 0 6,237,000 Seng Creek UCG Upper Cedar Grove 7,343,000 2,249,000 0 9,592,000 Coon Cedar Grove Upper Cedar Grove 4,264,000 182,000 0 4,446,000 Ellis Cedar Grove Upper Cedar Grove 4,869,000 31,000 0 4,899,000 Titan Middle Cedar Grove 10,849,000 4,649,000 0 15,498,000 Low Gap Middle Cedar Grove 1,920,000 14,000 0 1,935,000 Black King LCG Lower Cedar Grove 19,018,000 3,146,000 0 22,164,000 Berwind Lower Cedar Grove 6,315,000 251,000 0 6,566,000 Elk Run - Hunter Peerless Peerless 18,307,000 8,787,000 0 27,094,000 Browns Branch Powellton 48,420,000 30,227,000 0 78,647,000 Browns Branch High Seam Powellton 11,033,000 11,807,000 0 22,840,000 Roundbottom Powellton 4,292,000 2,237,000 0 6,528,000 Beetree Powellton 1,005,000 333,000 0 1,338,000 Slip Ridge Powellton Powellton 1,094,000 271,000 0 1,364,000 Dow Fork Eagle 30,546,000 13,104,000 2,000 43,652,000 Dow Fork Eagle 33,792,000 15,540,000 0 49,332,000 Panther Eagle Eagle 14,128,000 5,933,000 0 20,062,000 Horse Creek Eagle 659,000 615,000 0 1,274,000 Clear Fork/Horse Creek Eagle 1,110,000 28,000 0 1,139,000 Glen Alum Tunnel Glen Alum Tunnel 9,700,000 3,449,000 0 13,149,000 Workman Beckley 50,253,000 43,362,000 0 93,615,000 Subtotal Subtotal 302,748,000 153,928,000 2,000 456,677,000 Exclusive of Reserve Elk Run - Seng Creek Chilton 14,555,000 11,353,000 0 25,907,000 Titan Middle Cedar Grove 393,000 8,000 0 401,000 Black King LCG Lower Cedar Grove 4,589,000 644,000 0 5,234,000 Elk Run (Castle II) Peerless 13,584,000 4,533,000 0 18,117,000 Browns Branch Powellton 11,451,000 1,613,000 0 13,064,000 Browns Branch High Seam Powellton 0 0 185,000 185,000 Powellton 10-B Powellton 3,533,000 211,000 0 3,744,000 Dow Fork Eagle 0 0 1,327,000 1,327,000 Panther Eagle Eagle 843,000 634,000 0 1,477,000 Sycamore Eagle 7,217,000 888,000 0 8,105,000 Glen Alum Tunnel Glen Alum Tunnel 1,403,000 451,000 0 1,854,000 Workman Beckley 2,934,000 5,605,000 57,000 8,596,000 Mountain Laurel Beckley 14,800,000 14,565,000 55,000 29,420,000 Mountain Laurel Fire Creek 4,389,000 1,506,000 0 5,895,000 Subtotal Subtotal 79,691,000 42,011,000 1,624,000 123,326,000 Grand Total Inclusive of Reserve 302,748,000 153,928,000 2,000 456,677,000 Exclusive of Reserve 79,691,000 42,011,000 1,624,000 123,326,000 Grand Total 382,439,000 195,939,000 1,626,000 580,004,000 Note(1): Resource tons are inclusive of reserve tons since they include the in-situ tons from which recoverable coal reserves are derived. Note (2): Coal resources are reported on a dry basis. Surface moisture and inherent moisture are excluded. Note (3): The Property contains 121.7 million tons (Mt) of dry, in-place measured and indicated coal resources exclusive of reserves as of December 31, 2021. Totals may not add due to rounding. See Appendix A for detailed breakdown. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 36 11.4 Qualified Person’s Opinion While there is some stratigraphically controlled seam-thickness variability due to seam splitting, sand channels, etc., MM&A geologists and engineers modeled the deposit and resource areas to reflect realistic mining scenarios, giving special consideration to seam thickness, floor and roof conditions, mining equipment, etc. This statistical study demonstrates that for each configuration of mineable seams, the classification system of measured (0 – ¼ mile), indicated (¼ to ¾ mile), and inferred (¾ to 3 miles) is reasonably adequate to predict seam thickness variation for modeling and mining purposes. Based on MM&A’s geostatistical analysis, it would be possible to extend the measured, and indicated arcs slightly beyond historically accepted practices due to consistent geological settings. The QP’s have again elected not to extend arc distances, introducing a level of conservatism in measured and indicated coal classification. Based on the data review, the attendant work done to verify the data integrity and the creation of an independent Geologic Model, MM&A believes this is a fair and accurate representation of the MWVUG coal resources. 12 Mineral Reserve Estimates 12.1 Assumptions, Parameters and Methodology Coal Reserves are classified as proven or probable considering “modifying factors” including mining, metallurgical, economic, marketing, legal, environmental, social and governmental factors. > Proven Coal Reserves are the economically mineable part of a measured coal resource, adjusted for diluting materials and allowances for losses when the material is mined. It is based on appropriate assessment and studies in consideration of and adjusted for reasonably assumed modifying factors. These assessments demonstrate that extraction could be reasonably justified at the time of reporting. > Probable Coal Reserves are the economically mineable part of an indicated coal resource, and in some circumstances a measured coal resource, adjusted for diluting materials and allowances for losses when the material is mined. It is based on appropriate assessment and studies in consideration of and adjusted for reasonably assumed modifying factors. These assessments demonstrate that extraction could be reasonably justified at the time of reporting. Upon completion of delineation and calculation of coal resources, MM&A generated a LOM plan for MWVUG. The footprint of each reserve area is shown on the maps in Appendix C. The Mine plan was generated based on 5-year budget mine plans provided by Alpha and supplemented with additional projections by MM&A to reflect LOM plans that honor property control limits, geologic mapping, or other factors determined during the evaluation.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 37 Carlson Mining software was used to generate the LOM plan for MWVUG. The mine plan was sequenced based on productivity schedules provided by Alpha. MM&A judged the productivity estimates and plans to be reasonable based on experience and current industry practice. Raw, ROM production data outputs from LOM plan sequencing were processed into Microsoft® EXCEL spreadsheets and summarized on an annual basis for processing into the economic model. Average seam densities were estimated to determine raw coal tons produced from the LOM plan. Average mine recovery and wash recovery factors were applied to determine coal reserve tons. Coal reserve tons in this evaluation are reported at a 6.0-percent moisture and represent the saleable product from the Property. Pricing data as provided by Alpha is described in Table 16-2. The pricing data assumes a flat-line long term realization of $144 per short ton port pricing, with an average $104.65 per ton netback pricing reflective of the product currently sold at MWVUG. These estimates are based on long-term pricing published by third party sources and adjusted for quality and transportation. The coal resource mapping and estimation process, described in the report, was used as a basis for the coal reserve estimate. Proven and probable coal reserves were derived from the defined coal resource considering relevant processing, economic (including technical estimates of capital, revenue, and cost), marketing, legal, environmental, socio-economic, and regulatory factors and are presented on a moist, recoverable basis. As is customary in the US, the categories for proven and probable coal reserves are based on the distances from valid points of measurement as determined by the QP for the area under consideration. For this evaluation, measured resource, which may convert to a proven reserve, is based on a ¼-mile radius from a valid point of observation. Points of observation include exploration drill holes, and mine measurements which have been fully vetted and processed into a geologic model. The geologic model is based on seam depositional modeling, the interrelationship of overlying and underlying strata on seam mineability, seam thickness trends, the impact of seam structure, intra-seam characteristics, etc. Once the geologic model was completed, a statistical analysis, described in Section 11.1.1 was conducted and a ¼-mile radius from a valid point of observation was selected to define Measured Resources. Likewise, the distance between ¼ and ¾ of a mile radius was selected to define Indicated Resources. Indicated Resources may convert to Probable Reserves. Inferred Resources (greater than a ¾-mile radius from a valid point of observation) have been excluded from Reserve consideration. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 38 12.2 Underground Coal Reserves MWVUG Property reserves are derived from multiple coal seams as shown on Figure 7-1. Demonstrated reserve tons are listed in the discussion below. Table 12-1 shows the demonstrated tonnage by Proven and Probable status. 12.2.1 Laurel Hernshaw (Map 2) Laurel Hernshaw demonstrated reserves are 4.6 Mt clean recoverable tons. The Hernshaw seam is generally characterized by two benches of coal with an approximate 0.5-foot to 1.0-foot shale parting. The parting thickness increases and the seam splits in the southern portion of the reserve, forming the southern reserve boundary. The average Hernshaw seam thickness of the reserve is 4.7 feet. The roof and floor rock are typically shale. A localized sandstone channel is present in the immediate roof and in the floor in the northeast portion of the reserve. This area is not included as a reserve due to mine cuttability. 12.2.2 Coon/Ellis Upper Cedar Grove (UCG) (Map 3) Coon UCG demonstrated reserves are 0.8 Mt clean recoverable tons, and Ellis area demonstrated Reserves are 0.9 Mt clean recoverable tons. Coon reserves are the remaining, unmined portion of the Coon Cedar Grove deep mine and the Ellis reserve is located on the ridge south of Coon. The UCG is generally two benches separated by an approximate 1-foot to 3-foot parting. The parting thickness increases and the seam splits in the northeast portion of the reserve, forming the eastern Coon reserve boundary. The average seam thickness of the reserve is 5.4 to 6.1 feet. Roof rock is generally sandstone, and the floor is shale. The southern limit of reserves is marked by a sandstone channel that has cut into the seam, eroding most of the coal. The northern limit to the Ellis reserve is defined by less than 30-foot of interburden to the mined out Middle Cedar Grove seam. 12.2.3 Round Bottom/Seng Creek Upper Cedar Grove (UCG) (Map 3) Round Bottom UCG demonstrated reserves are 1.9 Mt clean recoverable tons, and Seng Creek UCG demonstrated reserves are 2.7 Mt clean recoverable tons. The reserves are located in two blocks separated by thin, below-cutoff coal zone. Due to low coal between the blocks, separate portal areas are proposed for each reserve. The roof is generally sandstone, and a sandstone channel has likely eroded the coal, forming the thin coal zone. Additionally, one drill hole in the north block indicates a complete seam washout. The floor is mostly shale and will be cuttable developing through the low coal zone. The seam generally contains 3 to 4 coal benches separated by thin partings. The average seam thickness of the reserves is 4.2 feet. 12.2.4 Titan Middle Cedar Grove (MCG) (Map 4) Titan MCG Demonstrated reserves are 5.2 Mt clean recoverable tons. Republic surface mine has developed a faceup area for the Titan mine. The roof and floor rock are generally cuttable shale. The

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 39 seam is generally 1 to 2 coal benches separated by thin partings. A third, lower bench is present in the western part of the reserve creating a thicker seam and coal. The average seam thickness of the reserve is 3.20 feet. Sulfur averages greater than 1% west of the reserve area, although MM&A has no coal quality analysis within the reserve. With no washed coal quality analysis within the reserve boundary, the reserve is classified as a Probable Reserve. 12.2.5 Low Gap Middle Cedar Grove (MCG) (Map 4) Low Gap MCG demonstrated reserves are 0.6 Mt clean recoverable tons. The reserve is located on the hilltop immediately north of the MWV Deep Office. The reserve is an extension of the Marsh Fork Mine, west of the low gap that is below the crop line. The roof and floor rock are generally cuttable shale. A sandstone is present in the roof in the southeast area of the reserves and has reduced the coal/seam thickness. The seam is generally comprised of two coal benches separated by thin parting. A third, lower bench, is present in the central part of the reserve creating a thicker seam and coal. The average seam thickness of the reserve is 3.46 feet. 12.2.6 Black King Lower Cedar Grove (LCG) (Map 5) Black King LCG Demonstrated reserves are 9.9 Mt clean recoverable tons. The reserve is located adjacent to and north and west of the closed Black King 1 Mine. Roof rock is mostly sandstone, and the floor is cuttable shale. The northeast reserve limit is defined by a sandstone washout of the coal seam. The seam is generally one clean bench of coal. The average seam thickness of the reserve is 2.81 feet. An isolated seam block south of the Black King Mine is classified as a resource due difficult reserve access. 12.2.7 Berwind Area Lower Cedar Grove Seam (LCG) (Map 5) Berwind LCG Demonstrated reserves are 2.2 Mt clean recoverable tons. The reserve is located west of Hazy Creek. Roof rock is thick sandstone, and the floor is cuttable shale. The seam is generally one clean bench of coal. The average seam thickness of the reserve is 2.8 feet. An isolated seam block northwest of the reserve is classified as a resource due to access through below cutoff coal. 12.2.8 Elk Run Hunter Peerless Seam (Map 6) Elk Run Hunter Peerless seam demonstrated reserves are 6.8 Mt clean recoverable tons. The reserve is unmined areas west and east of the closed Hunter Peerless mine. Access to the reserves will require rehabilitation to the closed mine, and due to uncertain conditions of the mine the reserve is classified as Probable. The Peerless seam is comprised of two distinct coal beds separated by a 0.5-foot to 3.0- foot shale parting. The parting thickens to the south and the seam eventually splits. Access to the eastern reserve will be through splitting, thick parting coal seam. The roof rock is shale, and the floor rock is shale or sandstone. The average seam thickness of the reserve is 5.6 feet. The Peerless sulfur is greater than 2% and will likely need to be blended with lower sulfur coal and/or sold in specialty market. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 40 12.2.9 Browns Branch Powellton Seam (Map 7) Browns Branch Powellton seam demonstrated reserves are 18.8 Mt clean recoverable tons. The Browns Branch area includes the area from Browns Branch east to the Elk Run impoundment, from the White Knight Mine to north of the Revolution Mine. The Powellton seam is comprised of multiple coal benches with shale partings. Locally, the parting to the top bench thickens and the top bench is not considerate part of the minable seam. The roof rock is shale and sandstone, and the floor rock is shale. No hard cutting areas were identified. The average seam thickness of the reserve is 3.78 feet. An isolated High Seam area where the No. 2 Gas seam has merged with the Powellton seam is located near the Elk Run Impoundment. The High Seam demonstrated reserves are 2.5 Mt clean recoverable tons. The average seam thickness of the reserve is 9.32 feet. The projected inseam yield is 31%. 12.2.10 Slip Ridge and Bee Tree Powellton Seam (Map 7) Slip Ridge area Powellton reserve is located north of the Brushy Fork Impoundment and south of Little Marsh Fork and would be accessed by two portals. Slip Ridge and Bee Tree Powellton seam Demonstrated reserves are 0.6 Mt and 0.5 Mt clean recoverable tons, respectively. The seam is comprised of one coal bench generally void of any partings. Roof rock is shale and sandstone on the east portion of the reserve and the floor rock is shale and fireclay. The average seam thickness of the reserve is 2.7 to 2.9 feet. 12.2.11 Roundbottom Powellton (Map 7) Roundbottom Powellton reserve is the remaining reserve of the closed Roundbottom mine. The reserves are located in barrier blocks and north of the existing mine workings. Access to the reserves will require rehabilitation to the closed mine, and due to uncertain conditions of the mine the reserve is classified as Probable. Demonstrated reserves are 1.5 Mt clean recoverable tons. The average seam thickness of the reserve is 3.57 feet. 12.2.12 Panther Eagle Seam (Map 8) Panther Eagle reserve is actively being mined. Demonstrated reserves are 6.1 Mt clean recoverable tons. The seam generally has two coal benches separated by a thin 0.15-foot to 0.30-foot parting. Roof rock is dominated by sandstone and may have washed out the upper coal bench where the seam thins below cutoff. The floor rock is mostly shale making the seam cuttable. The average seam thickness of the reserve is 3.16 feet. 12.2.13 Horse Creek and Clear Fork Eagle Seam (Map 8) Horse Creek and Clear Fork Eagle are two remaining reserve blocks to be mined from the active Horse Creek mine. Reserves were calculated for the blocks and the reserve blocks are projected to be totally exhausted in 2022. The seam contains two coal benches separated by an approximately 0.3-foot

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 41 parting. Roof rock is shale and sandstone, and the floor rock is generally shale. The average seam thickness of the reserve is 3.2 feet. 12.2.14 Black Eagle Mine - Eagle Seam (Map 8) Black Eagle reserve is actively being mined. Demonstrated reserves are 12.8 Mt clean recoverable tons. The seam contains two distinct coal benches with a parting up to 0.5 feet thick. The roof is mostly sandstone with localized thin shale between the seam and sandstone main roof. The floor is generally shale. The average seam thickness of the reserve is 3.5 feet. 12.2.15 Dow Fork Eagle Seam (Map 8) Dow Fork Eagle Demonstrated reserves are 10.1 Mt clean recoverable tons. The seam, consistent with other Eagle reserves, is two distinct coal benches separated by a parting. Parting is less than 1.0 foot in the west and northeast portions of the reserve. The parting thickness increases in the center portion of the reserve and eventually splits the seam creating the reserve southern limit. The roof rock is dominated by sandstone in the west and east with shale roof common in the center portion on the reserve. Floor rock is shale. The average seam thickness of the reserve is 4.5 feet. 12.2.16 Glen Alum Tunnel Seam (Map 9) Glen Alum Tunnel mine faceup is currently being developed in the Workman Creek area. Demonstrated reserves are 2.3 Mt clean recoverable tons. The seam is composed of multiple coal benches and partings. The parting above the lower coal bench increases to over 15 feet in the center portion of the property, splitting the reserve into two blocks. The reserve is bound by a sandstone channel that has eroded the coal seam to the north and outcrop to the south. Roof and floor rock is predominantly shale with isolated areas of sandstone. The average seam thickness of the reserve is 4.7 feet. 12.2.17 Workman Beckley Seam (Map 10) Workman Beckley seam reserve is below drainage and located east of the Workman Creek facilities and west of Interstate Highway I77. Demonstrated reserves are 26.2 Mt clean recoverable tons. Overburden thickness ranges from 600 feet to over 2,000 feet along the ridges. The roof is typically sandstone with areas of shale roof. The west and east reserve limits are bound by north-south trending sandstone seam washout zones. The closed and abandoned Bonny mine encountered small scale, localized seam washouts within the reserve. Additional, unidentified seam washouts are likely within the reserve. The floor rock is generally shale. Previous mining in the Bonny and Beckley mines indicate in situ horizontal stress and methane gas will be present. The average seam thickness of the reserve is 4.3 feet. 12.3 Qualified Person’s Estimates The coal reserves, as shown in Table 12-1, are based on a technical evaluation of the geology and a preliminary feasibility study of the coal deposits. The extent to which the coal reserves may be affected Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 42 by any known environmental, permitting, legal, title, socio-economic, marketing, political, or other relevant issues has been reviewed rigorously. Similarly, the extent to which the estimates of coal reserves may be materially affected by mining, metallurgical, infrastructure and other relevant factors has also been considered. The results of this TRS define an estimated 117.5 Mt of proven and probable marketable coal reserves. The maps included in Appendix C reflect mining depletion at the time of the resource/reserve calculation taken from Alpha mine maps at various points during calendar year 2021. Mine depletion tonnages were supplied by Alpha through the end of 2021, and MM&A deducted this historical production from the mapped reserves in order to estimate reserves as of December 31, 2021. Table 12-1: Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2021 Demonstrated Coal Reserves Quality (Dry Basis) (Wet Tons, Washed or Direct Shipped) By Reliability Category By Control Type Seam Proven Probable Total Owned Leased Ash% Sulfur% VM%* Hernshaw 3,562,000 1,021,000 4,583,000 0 4,583,000 5 0.8 36 Upper Cedar Grove 5,225,000 1,123,000 6,348,000 0 6,348,000 9 0.8 35 Middle Cedar Grove 632,000 5,238,000 5,870,000 0 5,870,000 6 1.1 37 Lower Cedar Grove 10,634,000 1,437,000 12,071,000 0 12,071,000 5 0.8 36 Peerless 0 6,820,000 6,820,000 0 6,820,000 6 1.6 - Powellton 13,716,000 10,093,000 23,809,000 0 23,809,000 6 1.0 34 Eagle 20,240,000 9,255,000 29,494,000 315,000 29,180,000 5 0.8 33 Glen Alum Tunnel 1,812,000 488,000 2,300,000 154,000 2,146,000 6 1.4 26 Beckley 13,343,000 12,851,000 26,195,000 1,558,000 24,636,000 5 0.9 20 Grand Total 69,165,000 48,326,000 117,491,000 2,027,000 115,464,000 6 0.9 31 Notes: Marketable reserve tons are reported on a moist basis, including a combination of surface and inherent moisture. Coal quality is based on a weighted average of laboratory analysis from core holes. The combination of surface and inherent moisture is modeled at 6.0-percent. Actual product moisture is dependent upon multiple geological factors, operational factors, and product contract specifications and can exceed 8-percent. As such, the modeled moisture values provide a level of conservatism for reserve reporting. *Some reserves lack coal quality. As such, Ellis, Seng Creek and Round Bottom Lower Cedar Grove reserves are priced as High-Vol A. Low Gap Middle Cedar Grove and Berwind Lower Cedar Grove reserves are priced as High-Vol A. Peerless reserves were priced as High-Vol B and the Powellton reserves were priced as High-Vol A. Totals may not add due to rounding. See Appendix A for detailed breakdown. 12.4 Qualified Person’s Opinion The estimate of coal reserves was determined in accordance with the new SEC Guidelines which will become effective for the first fiscal year falling on or after January 1, 2022. The LOM mining plan for MWVUG was prepared to the level of preliminary feasibility. Mine projections were prepared, and timing scheduled to match production with coal seam characteristics. Production timing was carried out from current locations to depletion of the coal reserve area. Coal reserve estimates could be materially affected by the risk factors described in Section 22.2. Based on the Preliminary Feasibility Study and the attendant Economic Review, MM&A believes this is a fair and accurate calculation of the MWVUG coal reserves.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 43 13 Mining Methods Twenty underground mining areas were modeled and tested economically. Once the Resources were calculated, mine plans were created to project operating each resource area to depletion, with crews and equipment scheduled to move to subsequent mining areas as depletion occurs. Underground mine operations are projected to be exhausted in 2068. Individual mine lives range from 2 to 34 years. 13.1 Geotech and Hydrology Mining plans for potential underground mines were developed by Alpha and MM&A. Pillar stability was tested by MM&A using the Analysis of Coal Pillar Stability (ACPS) program that was developed by NIOSH. MM&A reviewed the results from the ACPS analysis and considered it in the development of the LOM plan. Hydrology has not been an issue of concern at MWV Deep. Based on numerous site visits to the underground operations of the property by the QP’s, it has been determined that this is not a significant concern. Mining of future reserves is projected to occur in areas which exhibit similar hydrogeological characteristics as those formerly mined areas. 13.2 Production Rates Operations at MWVUG by Alpha and its predecessors have been on-going for many years. The Mine plan and productivity expectations reflect historical performance and efforts have been made to adjust the plan to reflect future conditions. MM&A is confident that the mine plan is reasonably representative to provide an accurate estimation of coal reserves. Mine development and operation have not been optimized within the TRS. Carlson Mining software was used by MM&A to generate mine plans for the mineable coal seams. Mine plans were sequenced based on productivity schedules provided by Alpha, which were based on historically achieved productivity levels. All production forecasting ties assumed production rates to geological models as constructed by MM&A’s team of geologists and mining engineers. The MWVUG Mining Complex currently operates three underground mines with a total of seven (7) operating sections. The Horse Creek Eagle mine is phasing out of production as reserves deplete and one of the operating sections will be introduced into Panther Eagle Mine. The Glen Alum mine is located in the Workman Creek surface area and is currently being developed and will accept one operating section. The projected underground mines are set up similarly to the currently active operation. Black Eagle will operate three production sections, Panther Eagle will operate two production sections and the Glen Alum Mine will operate two production sections. All sections are configured with dual continuous miners in a super section operation. In all cases, mines are forecasted to produce coal two shifts each day. Production is scheduled Monday through Friday each week, and every other Saturday. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 44 As shown in Table 13-1, the twenty areas planned for underground mines produce coal until 2068. Clean coal production varies directly with coal thickness. Table 13-1: MWV Deep Complex Underground Mine Production Schedule (x 1,000 Saleable Tons) Mine Name 2021 2022 2023 2024 2025 2026 2027 2028 Laurel Hernshaw 0 0 0 0 0 0 0 0 Black King LCG Brown's Br 0 0 0 0 0 0 0 0 Seng Creek Roundbottom UCG 0 0 0 0 0 0 0 0 Seng Creek UCG 0 0 0 0 0 0 0 0 Berwind LCG 0 0 0 0 0 0 0 0 Low Gap MCG 0 0 0 0 0 0 0 0 Titan MCG 0 0 0 0 0 0 0 0 Coon UCG 0 0 0 0 0 0 0 0 Ellis UCG 0 0 0 0 0 0 0 0 Castle Peerless 0 0 0 0 0 0 0 0 Hunter Peerless 0 0 0 0 0 0 0 0 Brown's Branch Powellton 0 0 0 0 0 0 0 0 Slip Ridge Powellton 0 0 0 0 0 0 0 0 Bee Tree Powellton 0 0 0 0 0 0 0 0 Roundbottom Powellton 0 0 0 0 0 0 0 0 Black Eagle 297 1,260 1,244 1,207 1,044 982 939 863 Dow Fork Eagle 0 0 0 0 0 184 538 567 Horse Creek Eagle 206 467 0 0 0 0 0 0 Panther Eagle 134 531 560 683 605 537 552 520 Workman's Creek Beckley 0 0 0 0 0 0 0 0 Glen Alum Tunnel 0 147 619 579 520 401 36 0 Total 637 2,404 2,423 2,468 2,169 2,103 2,064 1,950 Mine Name 2029 2030 2031 2032 2033 2034 2035 2036 Laurel Hernshaw 0 0 0 0 183 318 325 334 Black King LCG Brown's Br 0 0 0 0 0 83 590 580 Seng Creek Roundbottom UCG 0 0 0 0 0 0 0 0 Seng Creek UCG 0 0 0 0 0 0 0 0 Berwind LCG 0 0 0 0 0 0 0 0 Low Gap MCG 0 0 0 0 0 0 0 0 Titan MCG 0 0 0 0 0 0 0 0 Coon UCG 0 0 0 0 0 0 0 0 Ellis UCG 0 0 0 0 0 0 0 0 Castle Peerless 0 0 0 0 0 0 0 0 Hunter Peerless 0 0 0 0 0 0 0 0 Brown's Branch Powellton 0 0 0 0 0 101 669 622 Slip Ridge Powellton 0 0 0 0 34 247 254 18 Bee Tree Powellton 0 0 11 252 188 0 0 0 Roundbottom Powellton 0 0 0 0 0 0 0 0 Black Eagle 890 878 873 869 889 653 65 0 Dow Fork Eagle 563 565 541 504 523 595 609 650 Horse Creek Eagle 0 0 0 0 0 0 0 0 Panther Eagle 556 611 514 272 117 0 0 0 Workman's Creek Beckley 0 0 0 0 0 85 760 1,247 Glen Alum Tunnel 0 0 0 0 0 0 0 0 Total 2,009 2,053 1,940 1,896 1,933 2,082 3,271 3,450

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 45 Mine Name 2037 2038 2039 2040 2041 2042 2043 2044 Laurel Hernshaw 318 285 282 294 286 285 330 318 Black King LCG Brown's Br 600 572 571 576 579 594 564 552 Seng Creek Roundbottom UCG 0 0 0 0 0 0 0 0 Seng Creek UCG 0 0 0 0 0 0 0 0 Berwind LCG 0 0 0 0 0 0 0 0 Low Gap MCG 0 0 0 0 0 0 0 0 Titan MCG 0 0 0 0 0 0 0 121 Coon UCG 0 0 0 0 0 0 0 0 Ellis UCG 0 0 0 0 0 0 0 0 Castle Peerless 0 0 0 0 0 0 0 0 Hunter Peerless 0 0 0 0 0 0 0 0 Brown's Branch Powellton 595 528 525 552 570 625 769 734 Slip Ridge Powellton 0 0 0 0 0 0 0 0 Bee Tree Powellton 0 0 0 0 0 0 0 0 Roundbottom Powellton 0 0 0 0 0 0 0 0 Black Eagle 0 0 0 0 0 0 0 0 Dow Fork Eagle 630 574 564 648 667 581 515 128 Horse Creek Eagle 0 0 0 0 0 0 0 0 Panther Eagle 0 0 0 0 0 0 0 0 Workman's Creek Beckley 1,338 1,364 1,343 1,403 1,526 1,450 1,381 1,728 Glen Alum Tunnel 0 0 0 0 0 0 0 0 Total 3,481 3,323 3,286 3,473 3,628 3,535 3,558 3,581 Mine Name 2045 2046 2047 2048 2049 2050 2051 2052 Laurel Hernshaw 319 324 347 35 0 0 0 0 Black King LCG Brown's Br 547 557 587 586 589 576 447 167 Seng Creek Roundbottom UCG 0 0 0 0 0 0 0 318 Seng Creek UCG 0 0 0 0 0 0 0 0 Berwind LCG 0 0 0 0 0 279 311 305 Low Gap MCG 0 0 0 0 0 0 193 295 Titan MCG 280 272 352 688 631 630 602 551 Coon UCG 0 0 0 0 0 0 239 381 Ellis UCG 0 0 0 0 0 0 309 382 Castle Peerless 0 0 0 0 0 0 110 430 Hunter Peerless 0 0 0 0 0 0 0 0 Brown's Branch Powellton 671 576 589 615 661 660 653 658 Slip Ridge Powellton 0 0 0 0 0 0 0 0 Bee Tree Powellton 0 0 0 0 0 0 0 0 Roundbottom Powellton 0 0 0 0 0 0 0 0 Black Eagle 0 0 0 0 0 0 0 0 Dow Fork Eagle 0 0 0 0 0 0 0 0 Horse Creek Eagle 0 0 0 0 0 0 0 0 Panther Eagle 0 0 0 0 0 0 0 0 Workman's Creek Beckley 2,079 2,091 1,960 2,073 2,044 1,628 674 22 Glen Alum Tunnel 0 0 0 0 0 0 0 0 Total 3,896 3,820 3,835 3,998 3,924 3,773 3,538 3,508 Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 46 Mine Name 2053 2054 2055 2056 2057 2058 2059 2060 Laurel Hernshaw 0 0 0 0 0 0 0 0 Black King LCG Brown's Br 0 0 0 0 0 0 0 0 Seng Creek Roundbottom UCG 364 377 383 353 152 0 0 0 Seng Creek UCG 179 336 322 291 299 330 356 302 Berwind LCG 302 301 256 351 50 0 0 0 Low Gap MCG 144 0 0 0 0 0 0 0 Titan MCG 595 408 108 0 0 0 0 0 Coon UCG 163 0 0 0 0 0 0 0 Ellis UCG 217 0 0 0 0 0 0 0 Castle Peerless 594 598 565 546 575 315 64 0 Hunter Peerless 0 477 860 862 758 755 803 923 Brown's Branch Powellton 658 597 613 662 633 659 635 569 Slip Ridge Powellton 0 0 0 0 0 0 0 0 Bee Tree Powellton 0 0 0 0 0 0 0 0 Roundbottom Powellton 165 343 373 275 290 64 0 0 Black Eagle 0 0 0 0 0 0 0 0 Dow Fork Eagle 0 0 0 0 0 0 0 0 Horse Creek Eagle 0 0 0 0 0 0 0 0 Panther Eagle 0 0 0 0 0 0 0 0 Workman's Creek Beckley 0 0 0 0 0 0 0 0 Glen Alum Tunnel 0 0 0 0 0 0 0 0 Total 3,380 3,438 3,480 3,340 2,756 2,123 1,858 1,794 Mine Name 2061 2062 2063 2064 2065 2066 2067 2068 Laurel Hernshaw 0 0 0 0 0 0 0 0 Black King LCG Brown's Br 0 0 0 0 0 0 0 0 Seng Creek Roundbottom UCG 0 0 0 0 0 0 0 0 Seng Creek UCG 298 0 0 0 0 0 0 0 Berwind LCG 0 0 0 0 0 0 0 0 Low Gap MCG 0 0 0 0 0 0 0 0 Titan MCG 0 0 0 0 0 0 0 0 Coon UCG 0 0 0 0 0 0 0 0 Ellis UCG 0 0 0 0 0 0 0 0 Castle Peerless 0 0 0 0 0 0 0 0 Hunter Peerless 746 415 220 0 0 0 0 0 Brown's Branch Powellton 757 862 741 591 564 767 483 132 Slip Ridge Powellton 0 0 0 0 0 0 0 0 Bee Tree Powellton 0 0 0 0 0 0 0 0 Roundbottom Powellton 0 0 0 0 0 0 0 0 Black Eagle 0 0 0 0 0 0 0 0 Dow Fork Eagle 0 0 0 0 0 0 0 0 Horse Creek Eagle 0 0 0 0 0 0 0 0 Panther Eagle 0 0 0 0 0 0 0 0 Workman's Creek Beckley 0 0 0 0 0 0 0 0 Glen Alum Tunnel 0 0 0 0 0 0 0 0 Total 1,801 1,277 961 591 564 767 483 132 *LOM tonnage evaluated in the financial model includes 3.8 million tons for Castle Peerless underground mine, which failed to achieve positive economic results, as well as 4th quarter 2021 production (466,599 clean tons) which was subtracted from coal reserves in order to make the effective date of reserves December 31, 2021.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 47 13.3 Mining Related Requirements 13.3.1 Underground A mine plan with sequenced mining projections was prepared for each logical mining unit. For each mine plan, the appropriate number of production units is selected for the resource area, and a productivity level assigned, expressed in feet of advance per unit-shift of production. The productivity is based on the equipment and personnel configuration, mining height and expected physical conditions. 13.4 Required Equipment and Personnel 13.4.1 Underground Mines 13.4.1.1 Panther Eagle Mine (Map 8) The Panther Eagle Mine is currently a two-section room-and-pillar mine operating in the Eagle Seam. The location is near the Marfork Preparation Plant with its run-of-mine (ROM) product transported by conveyor belt to the plant’s Raw Coal Stockpiles. The mine produces metallurgical grade coal from leased mineral property. The mine started production in 2017. One production unit utilizes a mobile bridge unit in lieu of shuttle cars while the other is a traditional supersection. Production is scheduled for approximately 265 days each year, which represents production on Monday through Friday plus every other Saturday. On each day, production sections are scheduled to produce coal on two shifts. The sections are configured as super sections with two continuous miners used for production on each section. Productivity is planned at the rate of 270 feet of advance per shift on the super section and 250 feet per shift from the bridge unit. Principal production equipment for the super section includes two continuous miners, two roof bolters, four shuttle cars, and one scoop. Coal is extracted from the production face with the continuous miners and hauled to the mine conveyor in shuttle cars. At the conveyor belt, the coal is discharged from the shuttle cars onto a feeder breaker for transfer onto the conveyor. The conveyors carry the coal to the outside, where it is transported to the Raw Coal Stockpiles at the preparation plant. Principal production equipment for the bridge unit includes one continuous miner, two roof bolters, mechanical bridge unit and one scoop. Coal is extracted from the production face with the continuous miner and transported to the section conveyor belt by the bridge unit. The mine conveyors carry the coal to the surface and then to the Raw Coal Stockpile at the preparation plant. Coal is then transported by means of surface conveyors to the Raw Coal Stockpile at the Marfork Preparation Plant where it is processed and loaded onto CSX rail for transport to the consumer. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 48 The Panther Eagle mine is operational at the time of this report; all necessary infrastructure and utilities are in place; all necessary permits have been obtained. Estimated expenditures for site closure and reclamation are included in the financial model for this site. Plans to develop a Coal Handling Facility at Dorothy, West Virginia would include transporting the run- of-mine coal from future mines located along Clear Fork through the Panther Eagle mine to the Marfork Preparation Plant. The required environmental permits have been acquired which allows the Panther Eagle Mine to develop a portal in the Clear Fork watershed. The Mine is scheduled to deplete its mining assignment in 2033. 13.4.1.2 Black Eagle Mine (Map 8) The Black Eagle Mine, which is currently operational with two (2) continuous mining sections producing coal in the Eagle seam on leased mineral property. The Black Eagle Mine started production in 2019. The Black Eagle Mine is a two (2) section mine with each working section operated as a super section (two sets of mining equipment operating simultaneously and sharing a common dumping point on the same section, with each set being ventilated by a separate split of intake air) Each super section operates two (2) Continuous Miners, two (2) Roof Bolters, four (4) Shuttle Cars and one (1) scoop. Coal is extracted from the production face with the continuous miners and hauled to the mine conveyor in shuttle cars. At the conveyor belt, the coal is discharged from the shuttle cars onto a feeder breaker for transfer onto the conveyor. The conveyors carry the coal to the outside, where it is stockpiled. Coal is then transported via highway truck haulage to the Marfork Preparation Plant where it is processed and loaded into CSX rail for transport to the consumer. A third continuous miner unit will be added during calendar year 2022. Additional plans are in place for a set of ventilation shafts at the western side of the boundary. This will provide the necessary ventilation to support the operations through its assignment. A Materials Handling Project to use a surface conveyor belt system to transport the Black Eagle product to the Marfork Preparation Plant has been discussed but is not currently within the CAPEX budget for the operation. The conveyor system would replace the truck haul that is currently being used. Long range plans include the development of a Coal Handling Facility to accommodate the future mines in the Powellton and Upper Cedar Grove Seams. The facility would be located in Browns Branch of the West Fork of the Pond Fork River, roughly 8 miles west of the Marfork Preparation Plant. The Black Eagle mine is operational at the time of this report with all necessary infrastructure and utilities in place. All necessary permits have been obtained. Estimated expenditures for site closure and reclamation are included in the financial model for this site.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 49 The mine is scheduled to deplete its mining assignment in 2035. 13.4.1.3 Glen Alum Tunnel Mine at Workman’s Creek (Map 9) The Glen Alum Tunnel Seam produces a premium metallurgical coal. The current 5-year plan projects the development of a two-section room-and-pillar mine near the Workman’s Creek Coal Handling Facility. There is an existing SMRCA permit for the mineral boundary and the location adjacent to the active Coal Handling Facility will provide an economical method to transport the product back to the Marfork Preparation Plant. The mine will produce metallurgical grade coal using two (2) active sections with two (2) continuous miners, two (2) roof bolters, three (3) shuttle cars, one (1) belt feeder, and one (1) scoop per section. Coal is extracted from the production face with the continuous miners and hauled to the mine conveyor in shuttle cars. At the conveyor belt, the coal is discharged from the shuttle cars onto a feeder breaker for transfer onto the conveyor. The conveyors carry the coal to the outside, where it is placed in a stockpile before being loaded on off-highway trucks to transport to the Workman’s Creek Coal Handling Facility. The Workman’s Creek Coal Handling Facility uses an underground conveyor system that travels through three underground mines in three different seams to reach the Marfork Preparation Plant approximately 8 miles to the west. Operating life for the proposed mine is forecast as 4 years – 8 months with two operating sections. 13.4.1.4 Dow Fork Eagle (Map 8) The Dow Fork Eagle Mine is located in the Clear Fork watershed north of the Marfork Preparation Plant. The mineral boundary has two existing environmental permits for portals. The portal site is located on Dow Fork of Long Branch of the Clear Fork of the Coal River. The site is an existing contour surface mine area that is part of the Republic Mining Complex. The reserve can support two operating areas for two continuous miner production sections. The product would be transported by highway trucks. The one-way haul distance to the proposed Clear Fork Coal Handling Facility is 6.96 miles. Coal would be placed into a stockpile prior to being transported on an underground and surface conveyor system to the Marfork Preparation Plant. The one-way haul distance directly to the Marfork Preparation Plant is 15.14 miles. The report includes an initial starting date in 2026 with a second production unit starting in 2027. One continuous mining production unit will deplete its assignment in 2043 and the second production unit would deplete its assignment in 2044. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 50 13.4.1.5 Bee Tree Powellton (Map 7) The Bee Tree Powellton area is located along the Powellton Seam outcrop upstream of the Marfork Preparation Plant. The mining area is relatively small and would be mined using the bridge conveyor mining unit from the Panther Eagle Mine. Principal production equipment for the bridge unit includes one continuous miner, two roof bolters, mechanical bridge unit and one scoop. Coal is extracted from the production face with the continuous miner and transported to the section conveyor belt by the bridge unit. The mine conveyors carry the coal to the surface and then to the Raw Coal Stockpile at the preparation plant. A haul road would be constructed from the valley floor up to the Powellton Seam contour bench level. The faceup would be along a newly exposed highwall to eliminate the potential hazard of weathered rock walls. The run of mine product would be transported by off highway trucks for a distance of 2.8 miles to the Raw Coal Stockpiles at the Marfork Preparation Plant. Operating life for the mine is forecast as 22 months for one production unit. 13.4.1.6 Slip Ridge Powellton (Map 7) The Slip Ridge Powellton area is the successor to the Bee Tree Powellton. Slip Ridge Powellton will be located on an existing contour surface mine bench. The White Queen mine operated in the Number 2 Gas seam and punched out in Slip Ridge. The Slip Ridge Powellton portal is adjacent to the White Queen surface site and will share facilities. This will be a bridge unit utilizing the mobile bridge conveyor system. Principal production equipment for the bridge unit includes one continuous miner, two roof bolters, mechanical bridge unit and one scoop. Coal is extracted from the production face with the continuous miner and transported to the section conveyor belt by the bridge unit. The mine conveyors carry the coal to the surface and then to the Raw Coal Stockpile at the preparation plant. The run of mine product would be transported by off highway trucks for a distance of 3.8 miles to the Raw Coal Stockpiles at the Marfork Preparation Plant. The report includes an initial starting date in 2033. The mining will complete in 2036. Operating life for this mine is forecast as twenty-seven months (2 years – 3 months).

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 51 13.4.1.7 Laurel Hernshaw (Map 2) The Laurel Hernshaw Mine is located in Laurel Branch of Clear Fork. Previous mining in the area included the Laurel Eagle and Laurel Alma Mines in the 1990’s and the basic infrastructure including haul roads and stockpile areas remain. The Laurel Hernshaw Mine will be a single super section continuous miner operation. A new mine bench will be constructed above the former portal location for the Laurel Alma Mine. Mine product would be deposited into the Laurel Alma stockpile area. The product would be transported by highway trucks. The one-way haul distance to the proposed Clear Fork Coal Handling Facility is 2.13 miles. Coal would be placed into a stockpile prior to being transported on an underground and surface conveyor system to the Marfork Preparation Plant. The one-way haul distance directly to the Marfork Preparation Plant is 10.31 miles. Operating life for this mine is forecast as 14 years – 8 months with one production unit. 13.4.1.8 Titan Cedar Grove (Map 4) The Titan Cedar Grove Mine is located in the Clear Fork watershed north of the Marfork Preparation Plant. The portal site is located on Long Branch of the Clear Fork of the Coal River. The site will be created with a new bench and fill area. The reserve can support two operating areas for two continuous miner production super sections. The product would be transported by highway trucks. The one-way haul distance to the proposed Clear Fork Coal Handling Facility is 5.26 miles. Coal would be placed into a stockpile prior to being transported on an underground and surface conveyor system to the Marfork Preparation Plant. The one-way haul distance directly to the Marfork Preparation Plant is 13.44 miles. Operating life for this mine is forecast as 11 years – 0 months. 13.4.1.9 Brown’s Branch Powellton (Map 7) The Powellton Seam in the Brown’s Branch area will be accessed by excavating a boxcut. The excavation will provide space to install portals and a conveyor system. The boxcut provides an alternative to accessing below drainage coal seams that would involve shaft and slope construction. The mine will support two continuous miner units. The construction would include a conveyor belt system to transport the coal from the faceup at the bottom of the boxcut to a stockpile at the Brown’s Branch Coal Handling Facility. The boxcut will be located near the access to the Eagle seam in the Black Eagle Mine. The access would be a gloryhole excavation in the terms of a vertical shaft 300 feet deep. Coal would be dropped into Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 52 the gloryhole to a feeder at the Eagle Seam level. The feeder would distribute the coal onto the conveyor system in the Black Eagle Mine. The coal product would then be transported to the Marfork Preparation Plant for processing and shipping on the CSX rail system. Operating life for this mine is forecast as 33 years – 9 months for two production units. 13.4.1.10 Black King Lower Cedar Grove at Browns Branch (Map 5) The Lower Cedar Grove Seam would be accessed by excavating a contour portal area and a stockpile area. Surface support facilities such as a mine office, change house, warehousing, parking, electrical power, water, sewage and parking would be provided on site. The mine will produce metallurgical grade coal using two (2) active sections with two (2) continuous miners, two (2) roof bolters, three (3) shuttle cars, one (1) belt feeder, and one (1) scoop per section. Coal is extracted from the production face with the continuous miners and hauled to the mine conveyor in shuttle cars. At the conveyor belt, the coal is discharged from the shuttle cars onto a feeder breaker for transfer onto the conveyor. The conveyors carry the coal to the outside, where it is placed in a stockpile before being loaded to a proposed gloryhole construction to the Black Eagle Mine where the run-of-mine product would be transported to the Marfork Preparation Plant. Mine life is forecast as 17 years – 10 months for two operating sections. 13.4.1.11 Beckley Seam at Workman’s Creek (Map 10) The Beckley Seam is a metallurgical coal that has been regionally mined for over a century. Remaining reserve locations of this size are rare. In as much, there is a considerable effort to be made to reach this reserve body. Historic mines in the area include the Bonny Mine, New Beckley Mine, Maple Meadow and Arch’s Beckley Mine. The coal appears in pod type deposits in that mineable height is located in a small region that correlates with its deposition. The coal seam is at 600 feet depth below the valley floor. Access to the seam will be by slope and shaft methods. Construction time will be considerable before coal can be produced from the development. The mine is projected with five (5) continuous miner units operating as super sections. Coal would be transported to the surface through a slope constructed with a conveyor galley on the top and a haulage galley in the bottom of the excavation. From the surface, the coal can be transported to the Workman’s Creek Coal Handling Facility by proposed surface conveyors with final delivery to the Marfork Preparation Plant for processing and loading onto the CSX rail system. The mine life is 17 years – 4 Months with an average of four operating sections.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 53 13.4.1.12 Coon Upper Cedar Grove (Map 3) The Coon Cedar mine is maintained in a non-production active status. The coal conveyor haulage system from Workman’s Creek requires that the mine be maintained to meet the requirements of the federals and state regulations. The mine is ventilated and inspected on a regular basis. Additionally, a small workforce is available for maintaining the conveyor system and any maintenance work that develops. A small reserve block remains for the Coon Cedar Mine. Mining would use the existing infrastructure for access and support. The run-of-mine coal would use the coal conveyor system to transport the product to the Marfork Preparation Plant for processing and loading onto the CSX rail system. Operating life for this mine is forecast as 2 years – 0 months for one production section. 13.4.1.13 Low Gap Middle Cedar Grove (Map 4) The Low Gap area hosts the coarse refuse disposal area. Access to the site is provided by a well- developed system of roads that have supported the coarse refuse disposal area, a Cedar Grove Seam Mine to the east and two Powellton Seam mines. Access to the site will require the construction of a new access road to reach the outcrop on the western side of the valley. A contour mine bench would be created to access the seam and coal transport off the bench to the Powellton Seam level below would be accomplished with conveyors. The mine would be a single super section mine operating along a relatively narrow ridgetop. Coal would be transported 1.2 miles by truck down the existing haul road to the Marfork Preparation Plant where the product would be processed and shipped by rail on the CSX rail system. Operating life for this mine is forecast as 2 years – 3 months for one production section. 13.4.1.14 Ellis Upper Cedar Grove (Map 3) The Ellis Cedar Grove Mine has received its environmental permits. The mine is projected in the Upper Cedar Grove Seam in Ellis Creek off Marsh Fork, approximately 3.3 miles south of the Marfork Preparation Plant. The portal area will be located adjacent to the existing portal facility that was constructed as part of the Slip Ridge Cedar Grove Mine in the Middle Cedar Grove Seam. In as much, infrastructure such as haul roads, drainage control and utilities have been available at the site. The mine would feature a single super section with two (2) continuous miners, two (2) roof bolters, three (3) shuttle cars, one (1) belt feeder, and one (1) scoop per section. Coal is extracted from the production face with the continuous miners and hauled to the mine conveyor in shuttle cars. At the conveyor belt, the coal is discharged from the shuttle cars onto a feeder breaker for transfer onto the Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 54 conveyor. The conveyors carry the coal to the outside, where it is placed in a stockpile before being loaded onto trucks to be hauled for a distance of 9.4 miles to the Marfork Preparation Plant. Operating life for this mine is forecast as 2 years – 11 months for one production section. 13.4.1.15 Berwind Lower Cedar Grove (Map 5) The Berwind Cedar Grove area is an isolated block in the Lower Cedar Grove Seam. The portal location has been set along a tributary of Hazy Creek of Marsh Fork and is located approximately 5.6 miles southwest of the Marfork Preparation Plant. No environmental permits have been acquired for this reserve at this time. The portal area will utilize existing infrastructure as well as new construction to build a contour bench for the portal area. The excess material would be placed below the contour bench to create a stockpile area for the mine product. The mine will develop through an area of low coal to reach the body of the reserve. The mine would feature a single super section with two (2) continuous miners, two (2) roof bolters, three (3) shuttle cars, one (1) belt feeder, and one (1) scoop per section. Coal is extracted from the production face with the continuous miners and hauled to the mine conveyor in shuttle cars. At the conveyor belt, the coal is discharged from the shuttle cars onto a feeder breaker for transfer onto the conveyor. The conveyors carry the coal to the outside, where it is placed in a stockpile before being loaded onto trucks to be hauled for a distance of 11.0 miles to the Marfork Preparation Plant. Operating life for this mine is forecast as 7 years – 1 month for one production section. 13.4.1.16 Seng Creek Upper Cedar Grove (Map 3) The Seng Creek Cedar Grove area is located on Seng Creek of the Big Coal River. The faceup area is located approximately 4.1 miles north of the Marfork Preparation Plant. No environmental permits have been acquired for this proposed facility. The portal area would be reached by excavating an access road to the Upper Cedar Grove level and creating a contour bench. The excess material would be placed below the contour bench to create a stockpile area for the mine product. The mine will develop through an area of low coal to reach the body of the reserve. The mine would feature a single super section with two (2) continuous miners, two (2) roof bolters, three (3) shuttle cars, one (1) belt feeder, and one (1) scoop per section. Coal is extracted from the production face with the continuous miners and hauled to the mine conveyor in shuttle cars. At the conveyor belt, the coal is discharged from the shuttle cars onto a feeder breaker for transfer onto the

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 55 conveyor. The conveyors carry the coal to the outside, where it is placed in a stockpile before being loaded onto trucks to be hauled for a distance of 8.8 miles to the Marfork Preparation Plant. Operating life for the mine is forecast as 8 years – 6 months with one production section. 13.4.1.17 Roundbottom Upper Cedar Grove (Map 3) The Roundbottom Cedar Grove area is located on Roundbottom Branch of the Big Coal River. The faceup area is located approximately 5.2 miles northwest of the Marfork Preparation Plant. No environmental permits have been acquired for this proposed facility. The portal area would be reached by excavating an access road to the Upper Cedar Grove level and creating a contour bench. The excess material would be placed below the contour bench to create a stockpile area for the mine product. Existing infrastructure from the Roundbottom Powellton Mine including a haul road and utilities access would assist in the construction of the mine faceup. The mine would feature a single super section with two (2) continuous miners, two (2) roof bolters, three (3) shuttle cars, one (1) belt feeder, and one (1) scoop per section. Coal is extracted from the production face with the continuous miners and hauled to the mine conveyor in shuttle cars. At the conveyor belt, the coal is discharged from the shuttle cars onto a feeder breaker for transfer onto the conveyor. The conveyors carry the coal to the outside, where it is placed in a stockpile before being loaded onto trucks to be hauled for a distance of 7.5 miles to the Marfork Preparation Plant. Operating life for this mine is forecast as 5 years – 4 months for one production section. 14 Processing and Recovery Methods 14.1 Description or Flowsheet The MWVUG Division currently includes the Marfork Preparation Plant in addition to the supporting mines. The plant was originally constructed in 1994 and received its latest upgrade in 2019.1 The plant produces a typical product with an ash content of 7.42% and typical sulfur content of 1.02% at a utilization rate of 53.62% in 2021. The infrastructure includes four (4) distinct raw coal stockpiles and seven (7) distinct clean coal stockpiles. The plant itself includes separation equipment including a heavy media vessel, cyclones, froth flotation, spirals, centrifugal dryers, screens, pumps and sumps. The plant design feed rate is 2400 tons per hour. 1 Coal Age Magazine, October 2021, Prep Plant Census Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 56 Coarse and fine refuse are disposed at the Brushy Branch Impoundment and coarse refuse disposal is supplemented at the Low Gap Refuse Disposal Facility. Plant feed can be blended from the different stockpiles and plant products can be blended during the loading process. The flood railroad loadout is serviced by the CSX rail system. The empty train is cut once to create two strings for loading a 150-car unit train. Coal is recovered from the clean coal stockpiles by a reclaim belt located in a tunnel beneath the stockpiles. Processes and equipment are typical of those used in the coal industry and are in use in nearly all plants in the Central Appalachian Basin. 14.2 Requirements for Energy, Water, Material and Personnel Personnel have historically been sourced from the surrounding communities in Raleigh, Kanawha, Fayette, and Boone Counties, and have proven to be adequate in numbers to conduct processing operations at MWV Deep. As mining is common in the surrounding areas, the workforce is generally familiar with mining practices, and many are experienced miners. Water is sourced locally from public water sources or rivers, and electricity is sourced from American Electric Power. The service industry in the areas surrounding the mine complex has historically provided supplies, equipment repairs and fabrication, etc. 15 Infrastructure Alpha’s Marfork preparation plant services the area with washed coal, which is transported via the CSX rail line at the plant’s loadout. Haul roads, primary roads, and conveyor belt systems account for transport from the various mine sites to the preparation plant. This practice will continue for future reserves. 15.1 Marfork Preparation Plant The preparation plant and associated refuse disposal areas have been established and maintained to provide a modern coal processing facility. Product flexibility is available with the in-bound product transportation systems that maximize the ability of the facility to reach regional reserves. Unique to the Marfork infrastructure is an existing transportation system that utilizes conveyor belts in underground mines as well as surface conveyors to transport raw coal to the facility for processing. This allows the plant ability to bring feed from considerable distance without incurring the cost of trucking over highways. Additionally, the rock content of the mine product does not impact the transportation cost as much as a trucking cost due to the efficiency of the conveyors.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 57 Product flexibility includes surface and underground mine production that is processed or shipped directly to the CSX rail system. The various areas and different seams provide a method to offer a wide variety of coal products for the customer. The coal handling ability in both the raw coal and clean coal areas allows for separating different types of coals for servicing different customer’s needs. The existing blending capabilities and the variety of coal seams reporting to the facility allows for a custom coal to be provided. An aerial photo of the facility follows in Figure 15-1: Figure 15-1: Marfork Facilities Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 58 15.2 Workman’s Creek Coal Handling Facility The existing transport system reaches from the preparation plant approximately 8 miles to the east to the Workman Creek Coal Handling Facility. The facility provides transport for coal product from the existing surface mine operations surrounding the site generally located within the Rowland Land holdings. Coal is transported to the Marfork Preparation Plant for processing and shipping metallurgical and steam products. The Coal Handling Facility includes a stockpile area at the Upper Powellton level. The stockpile area feeds coal onto a conveyor system that enters the non-producing Allen Powellton Mine. The conveyor system travels through underground mines and surface areas to transport the product to the Marfork Preparation Plant for processing and shipment on the CSX rail system. The conveyor system covers 10.7 miles in total. An aerial view of the Workman’s Creek Coal Handling Facility is shown in Figure 15-2. Figure 15-2: Workman’s Creek Coal Handling Facility

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 59 15.3 Underground Conveyor Coal Transport System Starting at the Workman’s Creek Coal Handling Facility, the coal transportation system consists of a conveyor belt system that travels through three non-producing coal mines to reach the Marfork Preparation Plant. The transportation system provides an economical alternative to trucking coal over large distances to reach existing preparation and shipping facilities. The Allen Powellton Mine is used to transport from the Workman’s Creek Coal Handling Facility to the mine’s original portal area in Horse Creek. The mine’s original stockpile area and overland conveyor to the portal in the Slip Ridge Cedar Grove Mine is utilized for the transportation system. The overall underground conveyor distance is 18,825 feet. The Horse Creek Coal Handling Facility provided coal transportation for the Horse Creek Eagle Mine and the Allen Powellton Mine. The Allen Powellton Mine recently ceased production in 2021 and the Horse Creek Eagle Mine is projected to close in early 2022. With the mine closings, the coal transport system will be dedicated to the operations at Workman’s Creek. From the Horse Creek Coal Handling Facility, the coal is transported in the Slip Ridge Cedar Grove Mine located in the overlying Middle Cedar Grove Seam. The Slip Ridge Cedar Grove Mine has been idled since 2020. The underground conveyors transport the coal to the Brushy Creek Portal on the face of the impoundment. The overall underground conveyor distance is 17,363 feet. The conveyor system daylights and crosses the impoundment face to the Coon Cedar Brushy Creek Portal on the other side of the valley, a distance of 1,570 feet. The Coon Cedar Mine has been in non-producing status since 2021. This mine is located in the Upper Cedar Grove Seam which is the seam above the Middle Cedar Grove Seam. The underground conveyors transport the coal from the Impoundment Portal for a distance of 9,063 feet to the main portal area in Coon Branch which is located above the raw coal stockpiles. A series of surface conveyors transport the coal from the portal area 4,374 feet to the raw coal stockpiles. At the raw coal stockpiles, the coal can be placed in different stockpiles to provide product separation for blending purposes. The conveyor system covers 10.7 miles in total. Figure 15-3 is an aerial view of the conveyor system along the mine benches located in Coon Branch above the Marfork Preparation Plant. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 60 Figure 15-3: Underground Conveyor Coal Transport System As new areas are developed, the infrastructure requirements will change. These changes have been considered in the LOM plans and financial model. 15.4 Proposed Coal Handling Facility on Clear Fork The Panther Eagle Mine has been permitted to punchout into the Clear Fork watershed near Dorothy, West Virginia. Included within the plans is the construction of a Coal Handling Facility for bringing coal from the Clear Fork watershed from underground mines: Table 15-1: Clear Fork Coal Handling Facility Mine Raw Tons Clean Tons Laurel Hernshaw 10,208,000 4,583,000 Titan MCG 11,266,000 5,238,000 Dow Fork Eagle 22,241,000 10,144,000 Total 43,714,000 19,965,000

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 61 The conveyor system would eliminate 16.4 miles from a highway truck round trip to the Marfork Preparation Plant. Construction would include a new bridge to span Clear Fork, a stockpile area, a reclaim system and a 3500-ft long overland conveyor belt system from the stockpiles to the Panther Eagle punchout. Estimated CAPEX costs for the facility are included within the financial model. 15.5 Proposed Coal Handling Facility on Browns Branch of West Fork Browns Branch is located between the towns of Van and Bandytown in Boone County, West Virginia. The site is approximately 8 miles west of the Marfork Preparation Plant. Two proposed mines located on Brown’s Branch are included within this report. The Brown’s Branch Powellton and Brown’s Branch Lower Cedar Grove Mines would portal near the mouth of the valley and the coal would be transported to the Marfork Preparation Plant by utilizing the Black Eagle Mine’s conveyor transportation system. Table 15-2: Browns Branch Coal Handling Facility Raw Tons Clean Tons Browns Br Powellton 47,554,000 21,297,000 Browns Br LCG 21,683,000 9,917,000 Total 69,237,000 31,214,000 A vertical gloryhole would be used to drop the run-of-mine product to the Eagle Seam Level. A vertical shaft is constructed and a feeder system that is placed at the bottom. The vertical shaft performs similar to a coal storage silo and allows the coal to be brought to the lower level in a controlled manner. Coal would be stockpiled at the mine sites as needed to separate the quality. Coal would be batched through the system to maintain separation for quality control. Estimated CAPEX costs for the facility are included within the financial model. 15.6 Proposed Overland Conveyor – Black Eagle Mine to Marfork Preparation Plant Not included within the CAPEX in the financial package is the cost of an overland conveyor system to transport coal from the existing Black Eagle Mine to the Marfork Preparation Plant. The coal is currently transported with highway trucks for a one-way distance of 2.7 miles. The active Black Eagle Mine will operate until 2035 and will produce approximately 25,000,000 ROM tons during its life span. The Browns Branch Coal Handling Facility will service approximately 70,000,000 raw tons during its lifetime from the Browns Branch Powellton Mine and the Black King LCG Mine. An operations savings could be realized with a conveyor project. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 62 Table 15-3: Black Eagle Coal Handling Facility Raw Tons Clean Tons Black Eagle 25,486,000 13,283,000 Browns Br Powellton 47,554,000 21,297,000 Browns Br LCG 21,683,000 9,917,000 Total 94,723,000 44,497,000 16 Market Studies 16.1 Market Description The quality characteristics for the subject coal resources and coal reserves have been reviewed in detail by MM&A. The drill hole data were utilized to develop average coal quality characteristics for the mining site. These average coal quality characteristics were then utilized as the basis for determining the various markets into which the saleable coal will likely be placed. Quality Specifications for the MWVUG products are as shown in Table 16-1. Table 16-1: Quality Specifications HVA Ash (%) 7.04 Sulfur (%) 1.02 Volatile Matter (%) 31.39 The mine production serves the high-volatile metallurgical markets. 16.2 Price Forecasts Company-wide pricing data as provided by Alpha is described in Table 16-2. Note that not all products reflected in Table 16-2 will apply to every business unit. The pricing data assumes a flat-line long-term realization of $144 per short ton port pricing, with an average $104.65 per ton netback pricing reflective of the high-volatile product currently sold at MWVUG. These estimates are based on long-term pricing published by third party sources and adjusted for quality and transportation. The netback pricing represents adjustments made to published benchmark pricing based on quality and transportation. A large majority of the coal sold by Alpha and their MWVUG business group is shipped internationally as part of blended products from other business units within Alpha or sourced from other companies. These netback adjustments reflect these additional costs carried after the products leave the MWVUG business unit.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 63 Table 16-2: Price Forecasts Coal Quality Market Pricing Per Ton (1) (2) High-Vol. A $138 High- Vol. B $117 Mid-Vol. $144 Low-Vol. $144 Thermal $76 (1) Market pricing shown on U.S. East Coast basis. (2) Metallurgical and thermal pricing based on 10-year and 3- year average, respectively of forecasted pricing from pricing services. 16.3 Contract Requirements Some contracts are necessary for successful marketing of the coal. For MWVUG, since all mining, preparation and marketing is done in-house, the remaining contracts required are: > Transportation – Alpha contracts with the CSX Railroad to transport coal to market > Sales – Sales contracts are a mix of spot and contract sales. With the volatility of the market, long- term contracts are not typically written. 17 Environmental Studies, Permitting and Plans, Negotiations or Agreements with Local Individuals 17.1 Results of Studies MM&A completed an environmental review in 2011 of the Massey properties acquired by Alpha, including those operations that were active at MWVUG at that time. The environmental review completed by MM&A included site inspections, reviews of historical records, database searches of State and Federal regulatory records and interviews to identify potential recognized environmental conditions (RECs) that may create environmental liability for the sites. While MM&A identified RECs during both studies, MM&A’s opinion was that those issues would not preclude the continued or future use of the properties as a coal mining/preparation venture. Based on this former ESA completed by MM&A, it is MM&A’s opinion that MWVUG has a generally typical coal industry record of compliance with applicable mining, water quality, and environmental laws. Estimated costs for mine closure, including water quality monitoring during site reclamation, are included in the financial models. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 64 17.2 Requirements and Plans for Waste Disposal Based on a recent engineering review, done by Alpha, approximately 78 years of fine refuse disposal capacity and 66 years of coarse refuse disposal capacity at current rates have been identified, a significant portion of which is permitted and active. Securing additional coarse and fines capacity will be critical to execute the business plan as outlined in this TRS. The table below outlines the current estimated capacities and permits of Marfork’s coarse refuse disposal area and slurry impoundment. Table 17-1: Marfork Refuse Disposal Summary Refuse Facility State SMCRA Permit Number MSHA ID Refuse Disposal Type Classified as a Dam Permit Status Current Planned Maximum Coarse Life (Approved + Planned) Current Planned Maximum Fines Life (Approved + Planned) Est. Coarse/ Combined Refuse Life (Approved/ Permitted) Est. Fine Refuse Life (Approved/ Permitted) Brushy Fork Refuse Impoundment O-3010-95 1211- WV40234- 02 Slurry Impoundment - Downstream and Upstream Yes Active 48.1 78.5 0.6 21.6 Low Gap Refuse Disposal Area O-3005-94 1211- WV40234- 01 Coarse Refuse Fill No Active 18.5 0.0 18.5 0.0 The estimated facility life was based on a 10-year average of 466 acre-feet of slurry storage consumed per year and coarse placement of 4,000,000 refuse tons per year. Total facility capacity provided 66.7 years of coarse refuse storage and 78.5 years of fine storage capacity. Reclamation permit outlines indicate that both storage facilities have been permitted to the top of the ridgelines to maximize the storage capacity. The current MSHA approved impoundment design (Crest Elevation 2200 feet) provides 21 years of slurry disposal. 17.3 Permit Requirements and Status All mining operations are subject to federal and state laws and must obtain permits to operate mines, coal preparation and related facilities, haul roads, and other incidental surface disturbances necessary for mining to occur. Permits generally require that the permittee post a performance bond in an amount established by the regulatory program to provide assurance that any disturbance or liability created during mining operations is properly restored to an approved post-mining land use and that all regulations and requirements of the permits are fully satisfied before the bond is returned to the permittee. Significant penalties exist for any permittee who fails to meet the obligations of the permits including cessation of mining operations, which can lead to potential forfeiture of the bond. Any

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 65 company, and its directors, owners and officers, which are subject to bond forfeiture can be denied future permits under the program.2 New permits or permit revisions will occasionally be necessary to facilitate the expansion or addition of new mining areas on the Property, such as amendments to existing permits and new permits for mining of reserve areas. Exploration permits also are required. Property under lease includes provisions for exploration among the terms of the lease. New or modified mining permits are subject to a public advertisement process and comment period, and the public is provided an opportunity to raise objections to any proposed mining operation. MM&A is not aware of any specific prohibition of mining on the subject property and given sufficient time and planning, Alpha should be able to secure new permits to maintain its planned mining operations within the context of current regulations. Necessary permits are in place to support current production on the Property, but future permits are required to maintain and expand production. Portions of the Property are located near local communities. Regulations prohibit mining activities within 300 feet of a residential dwelling, school, church, or similar structure unless written consent is first obtained from the owner of the structure. Where required, Alpha reports that such consents have been obtained where mining is proposed beyond the regulatory limits. Alpha has obtained all mining and discharge permits to operate its mines and processing, loadout or related facilities. MM&A is unaware of any obvious or current Alpha permitting issues that are expected to prevent the issuance of future permits. MWVUG, along with all coal producers, is subject to a level of uncertainty regarding future clean water permits due to United States Environmental Protection Agency (EPA) involvement with state programs. The Mining permits currently held by MWVUG are shown in Table 17-2. 2 Monitored under the Applicant Violator System (AVS) by the Federal Office of Surface Mining. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 66 Table 17-2: MWVUG Mining Permits Mine Name Seam Permit Status Expires Acres Disturbed Acres Reclaimed Acres Bonded Marfork Coal Company, LLC RtFk Low Gap BR. Coal. Ref. Dis - O-3005-94 Active, no coal removed 6/12/2023 116.95 25.16 249.76 Brushy Fork Slurry Impoundment - O-3010-95 Active, no coal removed 11/28/2025 645 88 660.75 Marfork Processing - O-3024-93 Active, no coal removed 3/16/2024 100.34 0 100.45 Slip Ridge HWM Surface Mine 2 Gas, Powellton S-3008-09 Phase 1 8/20/2015 42.85 42.85 55.5 Bee Tree Surface Mine Chilton, Hernshaw, Coalburg, 2 Gas, Stockton, Winifrede, Eagle, Peerless, Powellton, Cedar Grove S-3010-04 Inactive 7/11/2026 244.36 141.27 1080.24 Hazy Creek Highwall Mine No. 1 2 Gas, Powellton S-3017-09 Not Started 10/17/2022 0 0 109.59 Horse Creek Eagle Deep Mine Eagle U-3001-04 Active, moving coal 12/23/2024 136.76 2.97 139.73 Black Eagle Deep Mine Eagle U-3001-18 Active, moving coal 8/8/2023 109.72 Horse Creek No. 2 Gas Deep Mine 2 Gas U-3002-04 Active, moving coal 12/23/2024 79.21 3.4 82.61 Bee Tree Powellton re-permit Powellton U-3003-18 Not Started 1/30/2024 0 0 3.75 Panther Eagle Deep Mine Eagle U-3003-98 Active, moving coal 3/2/2024 8.09 0 32.66 Brushy Eagle #1 Mine - U-3006-93 Active, moving coal 10/21/2023 85.65 2.32 102.56 Coon - Cedar Grove Deep Mine Cedar Grove U-3009-00 Active, moving coal 12/21/2025 16.41 7.16 23.57 Glen Alum Tunnel Mine Glen Alum Tunnel U-3012-09 Not Started 7/11/2022 0 0 14.54 Ellis Upper Cedar Grove Mine Cedar Grove U-3013-19 Not Started 9/8/2025 0 0 5.48 Lower Cedar Grove Mine #1 - U-3013-94 Active, reclamation only 6/7/2026 35.85 0 35.85 Slip Ridge Powellton 2 Gas, Powellton U-3013-99 Active, no coal removed 5/3/2025 17.36 0 20.46 Parker Peerless Deep Mine Peerless U-3014-06 Inactive 4/20/2022 18.32 0 18.78 Beckley Seam Deep Mine Beckley U-3017-08 Inactive 12/4/2024 30.16 0 31.19 Slip Ridge Cedar Grove Cedar Grove U-3021-00 Active, moving coal 4/29/2022 150.38 0 147.81 Coon Hollow No. 3 - U-5003-93 Active, no coal removed 6/11/2023 139.01 14.54 162.18

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 67 17.4 Local Plans, Negotiations or Agreements MM&A found no indication of agreements beyond the scope of Federal or State Regulations. 17.5 Mine Closure Plans Applicable regulations require that mines be properly closed, and reclamation commenced immediately upon abandonment. In general, site reclamation includes removal of structures, backfilling, regrading, and revegetation of disturbed areas. For surface mines, the majority of the expense for backfilling and regrading is completed as part of ongoing mining operations, with only reclamation of final pits and HWM benches required at end-of-mine life. Sediment control is required during the establishment of vegetation, and bond release generally requires a minimum five-year period of site maintenance, water sampling, and sediment control following mine completion. This requirement is reduced to two years for certain operations involving re-mining. Reclamation of underground mines includes closure and sealing of mine openings such as portals and shafts in addition to the items listed above. Estimated costs for mine closure, including water quality monitoring during site reclamation, are included in the financial models. As with all mining companies, an accretion calculation is performed annually so the necessary Asset Retirement Obligations (ARO) can be shown as a Liability on the Balance Sheet. 17.6 Qualified Person’s Opinion The MWVUG complex is an operating facility; all necessary permits for current production have been obtained. MM&A knows of no reason that any permits revisions that may be required cannot be obtained. Estimated expenditures for site closure and reclamation are included in the financial model for this site. 18 Capital and Operating Costs 18.1 Capital Cost Estimate The production sequence selected for a property must consider the proximity of each reserve area to coal preparation plants, river docks and/or railroad loading points, along with suitability of production equipment to coal seam conditions. The in-place infrastructure was evaluated, and any future needs were planned to a level suitable for a Preliminary Feasibility Study and included in the Capital Forecast. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 68 Alpha provided MM&A with information related to the number of currently operating production units at MWVUG. MM&A’s capital schedules assume that major equipment rebuilds occur over the course of each machine’s remaining assumed operating life. Replacement equipment was scheduled based on MM&A’s experience and knowledge of mining equipment and industry standards with respect to the useful life of such equipment. As one mine is depleted, the equipment is moved to its replacement. The capital expenditures tables detail costs for major equipment and infrastructure such as conveyor belt terminal groups. “Other” costs include expenditures for mine access and construction, mine extension capital and miscellaneous costs. A summary of the estimated capital for the consolidated MWVUG operations is provided in Figure 18-1 below. Total capital by mine is summarized in Table 18- 1. Figure 18-1: Projected Capital Expenditures – Consolidated MWVUG Operations

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 69 Table 18-1: Summary of Capital Expenditures Schedule by Mine Item Total 2021 2022 2023 2024 2025 2026 2027 Laurel Hernshaw $30,131 $0 $0 $0 $0 $0 $0 $0 Black King LCG Brown's Br $79,376 $0 $0 $0 $0 $0 $0 $0 Seng Creek Roundbottom UCG $10,244 $0 $0 $0 $0 $0 $0 $0 Seng Creek UCG $20,150 $0 $0 $0 $0 $0 $0 $0 Berwind LCG $21,301 $0 $0 $0 $0 $0 $0 $0 Low Gap MCG $6,157 $0 $0 $0 $0 $0 $0 $0 Titan MCG $38,273 $0 $0 $0 $0 $0 $0 $0 Coon UCG $7,145 $0 $0 $0 $0 $0 $0 $0 Ellis UCG $14,511 $0 $0 $0 $0 $0 $0 $0 Castle Peerless $62,938 $0 $0 $0 $0 $0 $0 $0 Hunter Peerless $34,328 $0 $0 $0 $0 $0 $0 $0 Brown's Branch Powellton $164,282 $0 $0 $0 $0 $0 $0 $0 Slip Ridge Powellton $4,503 $0 $0 $0 $0 $0 $0 $0 Bee Tree Powellton $10,636 $0 $0 $0 $0 $0 $0 $0 Roundbottom Powellton $13,108 $0 $0 $0 $0 $0 $0 $0 Black Eagle $102,482 $20,898 $21,355 $0 $3,240 $9,803 $6,810 $868 Dow Fork Eagle $62,718 $0 $0 $0 $0 $0 $6,675 $0 Panther Eagle $29,304 $0 $0 $0 $6,480 $3,503 $1,328 $0 Workman's Creek Beckley $411,145 $0 $0 $0 $0 $0 $0 $0 Glen Alum Tunnel $20,402 $0 $6,350 $180 $6,480 $7,048 $344 $0 Total $1,143,133 $20,898 $27,705 $180 $16,200 $20,354 $15,158 $868 Item 2028 2029 2030 2031 2032 2033 2034 2035 Laurel Hernshaw $0 $0 $0 $0 $0 $5,872 $0 $800 Black King LCG Brown's Br $0 $0 $0 $0 $0 $0 $31,139 $0 Seng Creek Roundbottom UCG $0 $0 $0 $0 $0 $0 $0 $0 Seng Creek UCG $0 $0 $0 $0 $0 $0 $0 $0 Berwind LCG $0 $0 $0 $0 $0 $0 $0 $0 Low Gap MCG $0 $0 $0 $0 $0 $0 $0 $0 Titan MCG $0 $0 $0 $0 $0 $0 $0 $0 Coon UCG $0 $0 $0 $0 $0 $0 $0 $0 Ellis UCG $0 $0 $0 $0 $0 $0 $0 $0 Castle Peerless $0 $0 $0 $0 $0 $0 $0 $0 Hunter Peerless $0 $0 $0 $0 $0 $0 $0 $0 Brown's Branch Powellton $0 $0 $0 $0 $0 $0 $40,661 $0 Slip Ridge Powellton $0 $0 $0 $0 $0 $3,703 $0 $800 Bee Tree Powellton $0 $0 $0 $4,892 $5,744 $0 $0 $0 Roundbottom Powellton $0 $0 $0 $0 $0 $0 $0 $0 Black Eagle $3,240 $3,240 $4,740 $4,985 $11,814 $11,488 $0 $0 Dow Fork Eagle $6,480 $0 $1,600 $6,770 $11,488 $0 $0 $1,600 Panther Eagle $6,480 $0 $3,405 $2,020 $6,088 $0 $0 $0 Workman's Creek Beckley $0 $0 $0 $0 $0 $63,670 $64,268 $0 Glen Alum Tunnel $0 $0 $0 $0 $0 $0 $0 $0 Total $16,200 $3,240 $9,745 $18,667 $35,134 $84,732 $136,068 $3,200 Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 70 Item 2036 2037 2038 2039 2040 2041 2042 2043 Laurel Hernshaw $6,103 $0 $0 $524 $4,040 $3,385 $0 $0 Black King LCG Brown's Br $0 $0 $6,480 $6,286 $688 $0 $6,480 $0 Seng Creek Roundbottom UCG $0 $0 $0 $0 $0 $0 $0 $0 Seng Creek UCG $0 $0 $0 $0 $0 $0 $0 $0 Berwind LCG $0 $0 $0 $0 $0 $0 $0 $0 Low Gap MCG $0 $0 $0 $0 $0 $0 $0 $0 Titan MCG $0 $0 $0 $0 $0 $0 $0 $0 Coon UCG $0 $0 $0 $0 $0 $0 $0 $0 Ellis UCG $0 $0 $0 $0 $0 $0 $0 $0 Castle Peerless $0 $0 $0 $0 $0 $0 $0 $0 Hunter Peerless $0 $0 $0 $0 $0 $0 $0 $0 Brown's Branch Powellton $0 $180 $6,480 $6,286 $868 $0 $19,412 $0 Slip Ridge Powellton $0 $0 $0 $0 $0 $0 $0 $0 Bee Tree Powellton $0 $0 $0 $0 $0 $0 $0 $0 Roundbottom Powellton $0 $0 $0 $0 $0 $0 $0 $0 Black Eagle $0 $0 $0 $0 $0 $0 $0 $0 Dow Fork Eagle $12,206 $0 $344 $704 $8,080 $6,770 $0 $0 Panther Eagle $0 $0 $0 $0 $0 $0 $0 $0 Workman's Creek Beckley $25,729 $25,966 $5,228 $1,086 $7,606 $27,939 $15,922 $22,907 Glen Alum Tunnel $0 $0 $0 $0 $0 $0 $0 $0 Total $44,038 $26,146 $18,532 $14,887 $21,282 $38,094 $41,815 $22,907 Item 2044 2045 2046 2047 2048 2049 2050 2051 Laurel Hernshaw $5,400 $1,144 $2,863 $0 $0 $0 $0 $0 Black King LCG Brown's Br $1,600 $6,770 $11,488 $0 $0 $1,960 $6,484 $0 Seng Creek Roundbottom UCG $0 $0 $0 $0 $0 $0 $0 $0 Seng Creek UCG $0 $0 $0 $0 $0 $0 $0 $0 Berwind LCG $0 $0 $0 $0 $0 $3,334 $3,678 $700 Low Gap MCG $0 $0 $0 $0 $0 $0 $0 $6,157 Titan MCG $12,068 $1,144 $2,343 $0 $6,480 $0 $1,600 $7,978 Coon UCG $0 $0 $0 $0 $0 $0 $0 $3,905 Ellis UCG $0 $0 $0 $0 $0 $0 $3,111 $3,455 Castle Peerless $0 $0 $0 $0 $0 $0 $0 $47,802 Hunter Peerless $0 $0 $0 $0 $0 $0 $0 $0 Brown's Branch Powellton $1,600 $6,770 $11,488 $0 $0 $1,600 $12,206 $0 Slip Ridge Powellton $0 $0 $0 $0 $0 $0 $0 $0 Bee Tree Powellton $0 $0 $0 $0 $0 $0 $0 $0 Roundbottom Powellton $0 $0 $0 $0 $0 $0 $0 $0 Black Eagle $0 $0 $0 $0 $0 $0 $0 $0 Dow Fork Eagle $0 $0 $0 $0 $0 $0 $0 $0 Panther Eagle $0 $0 $0 $0 $0 $0 $0 $0 Workman's Creek Beckley $35,877 $34,042 $35,522 $15,690 $16,772 $6,480 $2,720 $3,720 Glen Alum Tunnel $0 $0 $0 $0 $0 $0 $0 $0 Total $56,546 $49,870 $63,704 $15,690 $23,252 $13,374 $29,799 $73,717

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 71 Item 2052 2053 2054 2055 2056 2057 2058 2059 Laurel Hernshaw $0 $0 $0 $0 $0 $0 $0 $0 Black King LCG Brown's Br $0 $0 $0 $0 $0 $0 $0 $0 Seng Creek Roundbottom UCG $9,263 $0 $180 $800 $0 $0 $0 $0 Seng Creek UCG $0 $7,043 $180 $800 $8,087 $0 $0 $0 Berwind LCG $3,240 $3,205 $800 $180 $6,164 $0 $0 $0 Low Gap MCG $0 $0 $0 $0 $0 $0 $0 $0 Titan MCG $6,480 $0 $180 $0 $0 $0 $0 $0 Coon UCG $3,240 $0 $0 $0 $0 $0 $0 $0 Ellis UCG $2,800 $5,145 $0 $0 $0 $0 $0 $0 Castle Peerless $344 $704 $4,840 $9,248 $0 $0 $0 $0 Hunter Peerless $0 $0 $3,428 $800 $7,923 $8,088 $1,143 $0 Brown's Branch Powellton $344 $704 $8,080 $6,770 $0 $0 $11,144 $1,944 Slip Ridge Powellton $0 $0 $0 $0 $0 $0 $0 $0 Bee Tree Powellton $0 $0 $0 $0 $0 $0 $0 $0 Roundbottom Powellton $0 $12,584 $0 $0 $0 $524 $0 $0 Black Eagle $0 $0 $0 $0 $0 $0 $0 $0 Dow Fork Eagle $0 $0 $0 $0 $0 $0 $0 $0 Panther Eagle $0 $0 $0 $0 $0 $0 $0 $0 Workman's Creek Beckley $0 $0 $0 $0 $0 $0 $0 $0 Glen Alum Tunnel $0 $0 $0 $0 $0 $0 $0 $0 Total $25,711 $29,385 $17,689 $18,598 $22,174 $8,612 $12,287 $1,944 Item 2060 2061 2062 2063 2064 2065 2066 2067 Laurel Hernshaw $0 $0 $0 $0 $0 $0 $0 $0 Black King LCG Brown's Br $0 $0 $0 $0 $0 $0 $0 $0 Seng Creek Roundbottom UCG $0 $0 $0 $0 $0 $0 $0 $0 Seng Creek UCG $4,040 $0 $0 $0 $0 $0 $0 $0 Berwind LCG $0 $0 $0 $0 $0 $0 $0 $0 Low Gap MCG $0 $0 $0 $0 $0 $0 $0 $0 Titan MCG $0 $0 $0 $0 $0 $0 $0 $0 Coon UCG $0 $0 $0 $0 $0 $0 $0 $0 Ellis UCG $0 $0 $0 $0 $0 $0 $0 $0 Castle Peerless $0 $0 $0 $0 $0 $0 $0 $0 Hunter Peerless $4,040 $6,625 $2,280 $0 $0 $0 $0 $0 Brown's Branch Powellton $5,206 $0 $6,480 $0 $1,944 $7,634 $6,480 $0 Slip Ridge Powellton $0 $0 $0 $0 $0 $0 $0 $0 Bee Tree Powellton $0 $0 $0 $0 $0 $0 $0 $0 Roundbottom Powellton $0 $0 $0 $0 $0 $0 $0 $0 Black Eagle $0 $0 $0 $0 $0 $0 $0 $0 Dow Fork Eagle $0 $0 $0 $0 $0 $0 $0 $0 Panther Eagle $0 $0 $0 $0 $0 $0 $0 $0 Workman's Creek Beckley $0 $0 $0 $0 $0 $0 $0 $0 Glen Alum Tunnel $0 $0 $0 $0 $0 $0 $0 $0 Total $13,286 $6,625 $8,760 $0 $1,944 $7,634 $6,480 $0 18.2 Operating Cost Estimate Alpha provided historical costs and budgeted projections of operating costs for its active mines (Black Eagle, Panther Eagle, and Horse Creek Eagle) and the planned Glen Alum Tunnel mine for MM&A’s review. MM&A used the historical and/or budget cost information as a reference and developed a personnel schedule for the mine. Hourly labor rates and salaries were based upon information contained in Alpha’s financial summaries. Fringe benefit costs were developed for vacation and holidays, federal and state unemployment insurance, retirement, workers’ compensation and pneumoconiosis, casualty and life insurance, healthcare and bonuses. A cost factor for mine supplies Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 72 was developed that relates expenditures to mine advance rates for roof control costs and other mine supply costs based on the historical cost data provided by Alpha. Other factors were developed for maintenance and repair costs, rentals, mine power, outside services, coal preparation plant processing, refuse handling, coal loading, property taxes, and insurance and bonding and other direct mining costs. Appropriate royalty rates were assigned for production from leased coal lands and sales taxes were calculated for state severance taxes, the federal black lung excise tax, and federal and state reclamation fees. Statutory sales related costs are summarized in Table 18-2. Table 18-2: Estimated Coal Production Taxes and Sales Costs Description of Tax or Sales Cost Basis of Assessment Cost Federal Black Lung Excise Tax - Underground Per Ton $1.10 Federal Reclamation Fees – Underground Per Ton $0.12 West Virginia Reclamation Tax - Underground Per Ton $0.279 West Virginia Severance Tax Percentage of Revenue 1 to 5% Royalties - Underground Percentage of Revenue 6.0% Notes: 1. Federal black lung excise tax is paid only on coal sold domestically. MM&A assumed 50% of sales will be into domestic market. A summary of the projected operating costs for the consolidated MWVUG operations is provided in Figure 18-2.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 73 Figure 18-2: MWVUG Operating Costs 19 Economic Analysis 19.1 Economic Evaluation 19.1.1 Introduction The pre-feasibility financial model prepared for this TRS was developed to test the economic viability of each coal resource area. The results of this financial model are not intended to represent a bankable feasibility study, required for financing of any current or future mining operations contemplated for the Alpha properties, but are intended to establish the economic viability of the estimated coal reserves. Cash flows are simulated on an annual basis based on projected production from the coal reserves. The discounted cash flow analysis presented herein is based on an effective date of January 1, 2022. On an un-levered basis, the NPV of the project cash flow after taxes represents the Enterprise Value of the project. The project cash flow, excluding debt service, is calculated by subtracting direct and indirect operating expenses and capital expenditures from revenue. Direct costs include labor, operating supplies, maintenance and repairs, facilities costs for materials handling, coal preparation, refuse disposal, coal loading, reclamation and general and administrative costs. Indirect costs include statutory and legally agreed upon fees related to direct extraction of the mineral. The indirect costs Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 74 are the Federal black lung tax, Federal and State reclamation taxes, property taxes, coal production royalties, and income taxes. The Alpha mines’ historical costs provided a useful reference for MM&A’s cost estimates. The operations are projected on a calendar year basis. MM&A’s projection of annual sales tonnage is summarized in the chart below. While all Alpha coal resources properties deemed by MM&A to have potential for classification as coal reserves were evaluated as part of the economic model, some of those resource areas were determined to be uneconomical in the current market and were therefore excluded from coal reserves as discussed below. Figure 19-1: Projection of Sales Tons Sales revenue is based on the metallurgical coal price information provided to MM&A by Alpha. Only the revenue from Alpha’s captive mining operations is included in the financial model used for this TRS. The P&L projections of the individual mines of Alpha’s MWVUG operations are then consolidated into a P&L and cash flow schedule for further testing of the economics. Projected debt service is excluded from the P&L and cash flow model in order to determine Enterprise Value of the aggregated entity. The financial model expresses coal sales prices, operating costs, and capital expenditures in current day dollars without adjustment for inflation. Capital expenditures and reclamation costs are included based

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 75 on engineering estimates for each mine by year. MM&A also included an estimate of administrative costs in the financial projections. Alpha will pay royalties for the various current and projected operations. The royalty rates vary by location as provided by Alpha. The royalty rates were assumed to be 6.0% of the sales revenue. The projection model also includes consolidated income tax calculations at Alpha’s MWVUG Division level, incorporating statutory depletion calculations, as well as state income taxes, and a federal tax rate of 21%. To the extent the Alpha mines generate net operating losses for tax purposes, the losses are carried over to offset future taxable income from Alpha mines. The terms “cash flows” and “project cash flows” used in this report refer to after-tax cash flows. Alpha’s projected consolidated annual revenue for the MWVUG operations is shown in the chart below: Figure 19-2: Consolidated Annual Revenue Projected consolidated revenue, cash costs, and EBITDA for the Marfork operations are expressed in dollars per ton in the graph below. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 76 Figure 19-3: Revenue, Cash Costs, and EBITDA The above chart shows an average LOM revenue of $105 per ton, cash costs of $68 to $97 per ton and EBITDA of $8 to $38 per ton at steady state. Positive EBITDA per ton averages $27.39 per ton over the life of the operations. Table 19-1 shows LOM tonnage, P&L, and EBITDA for each Alpha mine at MWVUG.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 77 Table 19-1: Life-of-Mine Tonnage, P&L before Tax, and EBITDA LOM Tonnage LOM Pre-Tax P&L P&L Per Ton LOM EBITDA EBITDA Per Ton Laurel Hernshaw 4,583 $74,109 $16.17 $107,013 $23.35 Black King LCG Brown's Br 9,917 $219,922 $22.18 $307,378 $30.99 Seng Creek Roundbottom UCG 1,946 $57,547 $29.57 $69,033 $35.47 Seng Creek UCG 2,711 $45,351 $16.73 $66,276 $24.44 Berwind LCG 2,154 $32,966 $15.31 $50,855 $23.61 Low Gap MCG 632 $9,858 $15.59 $14,183 $22.44 Titan MCG 5,238 $68,736 $13.12 $108,591 $20.73 Coon UCG 783 $9,219 $11.78 $19,596 $25.03 Ellis UCG 908 $12,669 $13.95 $18,838 $20.75 Castle Peerless* 3,798 ($43,759) $(11.52) $21,276 $5.60 Hunter Peerless 6,820 $88,880 $13.03 $126,303 $18.52 Brown's Branch Powellton 21,297 $251,484 $11.81 $485,834 $22.81 Slip Ridge Powellton 553 $5,151 $9.32 $8,886 $16.08 Bee Tree Powellton 451 $1,860 $4.12 $7,639 $16.94 Roundbottom Powellton 1,509 $23,158 $15.34 $39,439 $26.13 Black Eagle 12,952 $288,318 $22.26 $420,637 $32.48 Dow Fork Eagle 10,144 $93,423 $9.21 $165,567 $16.32 Horse Creek Eagle 673 $6,629 $9.85 $15,269 $22.69 Panther Eagle 6,192 $132,942 $21.47 $175,466 $28.34 Workman's Creek Beckley 26,195 $641,805 $24.50 $1,066,078 $40.70 Glen Alum Tunnel 2,300 $20,279 $8.82 $41,270 $17.94 Consolidated Deep Mines 121,756 $2,040,546 $16.76 $3,335,427 $27.39 Note: * This resource area failed to achieve positive EBITDA in the economic evaluation. Therefore, the coal tons forecasted from this mine have been excluded from the estimate of coal reserves in this TR. ** LOM tonnage evaluated in the financial model includes September 2021 through December 2021 production (466,599 clean tons) which was subtracted from coal reserves in order to make the effective date of the reserves December 31, 2021. As shown in Table 19-1, all of the mines analyzed show positive EBITDA over the LOM. Overall, the Alpha consolidated Marfork operations show positive LOM P&L and EBITDA of $2.0 billion and $3.3 billion, respectively. A breakdown of projected EBITDA for the consolidated MWVUG operations is shown in the chart below: Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 78 Figure 19-4: Annual EBITDA 19.1.2 Cash Flow Summary Alpha’s consolidated MWVUG cash flow summary in constant dollars, excluding debt service, is shown in Table 19-2 below. Table 19-2: Project Cash Flow Summary (000) YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 Total 2021 2022 2023 2024 2025 2026 Production & Sales tons 121,756 637 2,404 2,423 2,468 2,169 2,103 Total Revenue $12,742,316 $66,790 $251,548 $252,367 $257,200 $225,985 $219,349 EBITDA $3,335,427 $19,262 $82,164 $86,407 $89,835 $63,960 $54,602 Net Income $1,659,628 ($2,848) $50,218 $57,393 $59,310 $37,139 $29,295 Net Cash Provided by Operating Activities $2,954,510 $15,390 $57,266 $73,329 $76,517 $61,304 $51,573 Purchases of Property, Plant, and Equipment ($1,143,133) ($20,898) ($27,705) ($180) ($16,200) ($20,354) ($15,158) Net Cash Flow $1,811,377 ($5,508) $29,560 $73,149 $60,317 $40,950 $36,416

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 79 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2027 2028 2029 2030 2031 2032 2033 Production & Sales tons 2,064 1,950 2,009 2,053 1,940 1,896 1,933 Total Revenue $216,162 $204,358 $210,499 $215,161 $203,272 $198,729 $202,607 EBITDA $51,749 $43,071 $45,847 $50,968 $41,502 $36,906 $35,181 Net Income $27,631 $24,424 $28,328 $31,112 $21,633 $14,944 $12,836 Net Cash Provided by Operating Activities $48,250 $40,761 $40,316 $44,167 $39,111 $34,466 $33,179 Purchases of Property, Plant, and Equipment ($868) ($16,200) ($3,240) ($9,745) ($18,667) ($35,134) ($84,732) Net Cash Flow $47,382 $24,561 $37,076 $34,422 $20,443 ($668) ($51,553) YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2034 2035 2036 2037 2038 2039 2040 Production & Sales tons 2,082 3,271 3,450 3,481 3,323 3,286 3,473 Total Revenue $218,768 $347,752 $369,675 $373,464 $357,099 $353,047 $373,114 EBITDA $41,256 $94,963 $97,271 $102,500 $89,410 $85,218 $103,020 Net Income ($4,865) $43,648 $46,524 $46,383 $33,435 $28,649 $49,725 Net Cash Provided by Operating Activities $36,789 $77,566 $88,550 $92,545 $85,041 $79,644 $90,281 Purchases of Property, Plant, and Equipment ($136,068) ($3,200) ($44,038) ($26,146) ($18,532) ($14,887) ($21,282) Net Cash Flow ($99,279) $74,366 $44,512 $66,399 $66,509 $64,758 $68,999 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2041 2042 2043 2044 2045 2046 2047 Production & Sales tons 3,628 3,535 3,558 3,581 3,896 3,820 3,835 Total Revenue $390,148 $379,864 $381,865 $386,470 $421,766 $413,933 $414,657 EBITDA $114,006 $105,476 $105,720 $116,711 $142,472 $134,583 $135,172 Net Income $70,256 $56,048 $60,941 $64,670 $82,271 $70,884 $72,383 Net Cash Provided by Operating Activities $98,440 $93,426 $93,855 $100,510 $117,126 $119,328 $119,977 Purchases of Property, Plant, and Equipment ($38,094) ($41,815) ($22,907) ($56,546) ($49,870) ($63,704) ($15,690) Net Cash Flow $60,347 $51,612 $70,947 $43,965 $67,256 $55,624 $104,287 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2048 2049 2050 2051 2052 2053 2054 Production & Sales tons 3,998 3,924 3,773 3,538 3,508 3,380 3,438 Total Revenue $432,449 $424,452 $405,942 $373,224 $360,465 $344,045 $341,917 EBITDA $152,484 $147,881 $132,610 $95,796 $81,740 $72,814 $71,332 Net Income $86,811 $87,265 $73,052 $37,754 $29,799 $35,469 $37,378 Net Cash Provided by Operating Activities $130,731 $128,431 $117,739 $95,138 $80,524 $69,368 $62,460 Purchases of Property, Plant, and Equipment ($23,252) ($13,374) ($29,799) ($73,717) ($25,711) ($29,385) ($17,689) Net Cash Flow $107,479 $115,057 $87,940 $21,422 $54,813 $39,983 $44,771 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2055 2056 2057 2058 2059 2060 2061 Production & Sales tons 3,480 3,340 2,756 2,123 1,858 1,794 1,801 Total Revenue $340,341 $325,938 $266,018 $204,189 $179,896 $172,249 $175,964 EBITDA $73,891 $73,695 $49,590 $41,595 $37,241 $34,871 $37,383 Net Income $37,076 $36,319 $17,513 $19,964 $17,706 $16,632 $18,788 Net Cash Provided by Operating Activities $67,091 $67,436 $52,390 $42,338 $35,134 $32,779 $34,299 Purchases of Property, Plant, and Equipment ($18,598) ($22,174) ($8,612) ($12,287) ($1,944) ($13,286) ($6,625) Net Cash Flow $48,493 $45,262 $43,778 $30,051 $33,190 $19,493 $27,674 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2062 2063 2064 2065 2066 2067 2068 Production & Sales tons 1,277 961 591 564 767 483 132 Total Revenue $126,755 $96,932 $61,964 $59,134 $80,426 $50,572 $13,798 EBITDA $24,169 $13,941 $4,706 $4,725 $15,151 $5,565 ($265) Net Income $10,038 $2,506 ($2,323) ($1,844) $6,083 ($2,295) ($6,992) Net Cash Provided by Operating Activities $25,885 $17,009 $7,410 $6,658 $13,891 $8,980 $3,950 Purchases of Property, Plant, and Equipment ($8,760) $0 ($1,944) ($7,634) ($6,480) $0 $0 Net Cash Flow $17,125 $17,009 $5,466 ($976) $7,411 $8,980 $3,950 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2069 2070 2071 2072 2073 2074 2075 Production & Sales tons 0 0 0 0 0 0 0 Total Revenue $0 $0 $0 $0 $0 $0 $0 Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 80 EBITDA ($2,933) ($1,179) ($607) $0 $0 $0 $0 Net Income ($5,865) ($2,358) ($1,213) $0 $0 $0 $0 Net Cash Provided by Operating Activities ($32,305) ($10,768) ($10,768) $0 $0 $0 $0 Purchases of Property, Plant, and Equipment $0 $0 $0 $0 $0 $0 $0 Net Cash Flow ($32,305) ($10,768) ($10,768) $0 $0 $0 $0 Note: * The Castle II (Peerless) resource area failed to achieve positive EBITDA in the economic evaluation. Therefore, the coal tons forecasted from this mine have been excluded from the estimate of coal reserves in this TR. ** LOM tonnage evaluated in the financial model includes September 2021 through December 2021 production (466,599 clean tons) which was subtracted from coal reserves in order to make the effective date of the reserves December 31, 2021. Consolidated cash flows are driven by annual sales tonnage, which grows from 2.4 million tons in 2022 to a peak of nearly 4.0 million tons in 2048. Between years 2049 and 2056, sales ranges from 3.3 million to 3.9 million tons and between years 2057-2068, sales range from 0.1 million tons to 2.8 million tons. Projected consolidated revenue grows from $251 million in 2022 to a peak of $432 million in 2048. Revenue totals $12.7 billion for the project’s life. Consolidated cash flow from operations is positive throughout the projected operating period, with the exception of post-production years, due to end-of-mine reclamation spending. Consolidated cash flow from operations peaks at $130.7 million in 2048 and totals $3.0 billion over the project life. Capital expenditures total $100.5 million during the first five years and $1.1 billion over the project’s life. Consolidated MWVUG net cash flow after tax, but before debt service, is shown by year in the chart below:

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 81 Figure 19-5: Net Cash Flow after Tax (Before Debt Service) LOM Net cash flow is positive for this project. The cash flows in years 2033-2034 are related to heavy capital expenditures for new mines and after year 2068 are generally related to end of mine reclamation expenditures, which are accrued over the life of the mines. 19.1.3 Discounted Cash Flow Analysis Cash flow after tax, but before debt service, generated over the life of the project was discounted to NPV at a 14.67% discount rate, which represents MM&A’s estimate of the constant dollar, risk adjusted WACC for likely market participants if the subject reserves were offered for sale. On an un-levered basis, the NPV of the project cash flows represents the Enterprise Value of the project and amounts to $279.7 million. Alpha is an active producer, and the financial model shows positive net cash flow for each year of the operating life of the MWVUG reserves. The pre-feasibility financial model prepared for the TRS was developed to test the economic viability of each coal resource area. The NPV estimate was made for purposes of confirming the economics for classification of coal reserves and not for purposes of valuing Alpha or its MWVUG assets. Mine plans were not optimized, and actual results of the operations may be different, but in all cases, the mine production plan assumes the properties are under competent management. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 82 19.1.4 Sensitivity Analysis Sensitivity of the NPV results to changes in the key drivers is presented in the chart below. The sensitivity study shows the NPV at the 14.67% discount rate when Base Case sales prices, operating costs, capital costs and discount rate are increased and decreased in increments of 5% within a +/- 15% range. Figure 19-6: Sensitivity of NPV As shown, NPV is quite sensitive to change in sales price and operating cost estimates, and slightly sensitive to changes in capital cost estimates. 20 Adjacent Properties 20.1 Information Used No Proprietary information associated with neighboring properties was used as part of this study.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 83 21 Other Relevant Data and Information MM&A performed a previous audit of all the Property in year 2020 for reserves effective as of December 31, 2020, for Alpha based on U.S. Securities and Exchange Commission (SEC) Industry Guide 7 standards. MM&A utilized this former audit study as the basis of an updated study which meets those standards set forth by the SEC for 2021 reserve compliance. 22 Interpretation and Conclusions 22.1 Conclusion Sufficient data has been obtained through various exploration and sampling programs and mining operations to support the geological interpretations of seam structure and thickness for coal horizons situated on the MWVUG Property. The data is of sufficient quantity and reliability to reasonably support the coal resource and coal reserve estimates in this TRS. The geological data and preliminary feasibility study, which consider mining plans, revenue, and operating and capital cost estimates are sufficient to support the classification of coal reserves provided herein. This geologic evaluation conducted in conjunction with the preliminary feasibility study is sufficient to conclude that the 117.5 Mt of marketable coal reserves identified on the Property are economically mineable under reasonable expectations of market prices for metallurgical coal products, estimated operation costs, and capital expenditures. 22.2 Risk Factors Risks have been identified for operational, technical and administrative subjects addressed in the Pre- Feasibility Study. A risk matrix has been constructed to present the risk levels for all the risk factors identified and quantified in the risk assessment process. The risk matrix and risk assessment process are modelled to that presented in the Australian and New Zealand Standard on Risk Management (AS/NZS 4360). The purpose of the characterization of the project risk components is to inform the project stakeholders of key aspects of the Alpha projects that can be impacted by events whose consequences can affect the success of the venture. The significance of an impacted aspect of the operation is directly related to both the probability of occurrence and the severity of the consequences. The initial risk for a risk factor is herein defined as the risk level after the potential impact of the risk factor is addressed by competent and prudent management utilizing control measures readily available. Residual risk for a risk factor is Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 84 herein defined as the risk level following application of special mitigation measures if management determines that the initial risk level is unacceptable. Initial risk and residual risk can be quantified numerically, derived by the product of values assigned to probability and consequence ranging from very low risk to very high risk. The probability and consequence parameters are subjective numerical estimates made by practiced mine engineers and managers. Both are assigned values from 1 to 5 for which the value 1 represents the lowest probability and least consequence, and the value 5 represents the highest probability and greatest consequence. The products, which define the Risk Level, are classified from very low to very high. Risk Level Table (R = P x C) Risk Level (R) Very Low (1 to 2) Low (3 to 5) Moderate (6 to 11) High (12 to 19) Very High (20 to 25) Risk aspects identified and evaluated during this assignment total 13. No residual risks are rated Very High. Three (3) residual risks are rated High. Six (6) of the risk aspects could be associated with Moderate residual risk. Four (4) of the risk aspects were attributed Low or Very Low residual risks. 22.2.1 Governing Assumptions The listing of the aspects is not presumed to be exhaustive. Instead that listing is presented based on the experiences of the contributors to the TRS. 1. The probability and consequence ratings are subjectively assigned, and it is assumed that this subjectivity reasonably reflects the condition of the active and projected mine operations. 2. The Control Measures shown in the matrices presented in this chapter are not exhaustive. They represent a condensed collection of activities that the author of the risk assessment section has observed to be effective in coal mining scenarios. 3. Mitigation Measures listed for each risk factor of the operation are not exhaustive. The measures listed, however, have been observed by the author to be effective. 4. The monetary values used in ranking the consequences are generally-accepted quantities for the coal mining industry.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 85 22.2.2 Limitations The risk assessment proposed in this report is subject to the limitations of the information currently collected, tested, and interpreted at the time of the writing of the report. 22.2.3 Methodology The numerical quantities (i.e., risk levels) attributable to either “initial” or “residual” risks are derived by the product of values assigned to probability and consequence ranging from very low risk to very high risk. R = P x C Where: R = Risk Level P = Probability of Occurrence C = Consequence of Occurrence The Probability (P) and Consequence (C) parameters recited in the formula are subjective numerical estimates made by practiced mine engineers and managers. Both P and C are assigned integer values ranging from 1 to 5 for which the value 1 represents the lowest probability and least consequence, and the value 5 represents the highest probability and greatest consequence. The products (R = P x C) which define the Risk Level, are thereafter classified from very low to very high. Risk Level Table Risk Level (R) Very Low (1 to 2) Low (3 to 5) Moderate (6 to 11) High (12 to 19) Very High (20 to 25) Very high initial risks are considered to be unacceptable and require corrective action well in advance of project development. In short, measures must be applied to reduce very high initial risks to a tolerable level. As shown and discussed above, after taking into account the operational, technical, and administrative actions that have been applied or are available for action when required, the residual risk can be determined. The residual risk provides a basis for the management team to determine if the residual risk level is acceptable or tolerable. If the risk level is determined to be unacceptable, further actions should be considered to reduce the residual risk to acceptable or tolerable levels to provide justification for continuation of the proposed operation. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 86 22.2.4 Development of the Risk Matrix Risks have been identified for the technical, operational, and administrative subjects addressed in the TRS. The risk matrix and risk assessment process is modelled to that presented in the Australian and New Zealand Standard on Risk Management (AS/NZS 4360). 22.2.4.1 Probability Level Table Table 22-1: Probability Level Table Category Probability Level (P) 1 Remote Not likely to occur except in exceptional circumstances. <10% 2 Unlikely Not likely to occur; small in degree. 10 - 30% 3 Possible Capable of occurring. 30 - 60% 4 Likely High chance of occurring in most circumstances. 60 - 90% 5 Almost Certain Event is expected under most circumstances; impossible to avoid. >90% The lowest rated probability of occurrence is assigned the value of 1 and described as remote, with a likelihood of occurrence of less than 10 percent. Increasing values are assigned to each higher probability of occurrence, culminating with the value of 5 assigned to incidents considered to be almost certain to occur. 22.2.4.2 Consequence Level Table Table 22-2 lists the consequence levels.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 87 Table 22-2: Consequence Level Table Correlation of Events in Key Elements of the Project Program to Event Severity Category Category Severity of the Event Financial Impact of the Event Unplanned Loss of Production (Impact on Commercial Operations) Events Impacting on the Environment Events Affecting the Program’s Social and Community Relations Resultant Regulatory / Sovereign Risk Events Affecting Occupational Health & Safety 1 Insignificant < USD $0.5 million ≤ 12 hours Insignificant loss of habitat; no irreversible effects on water, soil and the environment. Occasional nuisance impact on travel. Event recurrence avoided by corrective action through established procedures (Engineering, guarding, training). 2 Minor USD $0.5 million to $2.0 million ≤ 1 day No significant change to species populations; short- term reversible perturbation to ecosystem function. Persistent nuisance impact on travel. Transient adverse media coverage. First aid – lost time. Event recurrence avoided by corrective action thought established procedures. 3 Moderate USD $2.0 million to $10.0 million ≤ 1 week Appreciable change to species population; medium-term (≤10 years) detriment to ecosystem function. Measurable impact on travel and water/air quality. Significant adverse media coverage / transient public outrage. Uncertainty securing or retaining essential approval / license. Medical Treatment – permanent incapacitation Avoiding event recurrence requires modification to established corrective action procedures. Change to regulations (tax; bonds; standards). 4 Major USD $10.0 million to $50.0 million 1 to 2 weeks Change to species population threatening viability; long-term (>10 years) detriment to ecosystem function. Long-term, serious impact on travel and use of water resources; degradation of air quality; sustained and effective public opposition. Suspension / long-delay in securing essential approval / license. Fatality. Avoiding event recurrence requires modification to established corrective action procedures and staff retraining. Change to laws (tax; bonds; standards). 5 Critical >USD $50.0 million >1 month Species extinction; irreversible damage to ecosystem function. Loss of social license. Withdraw / failure to secure essential approval / license. Multiple fatalities. Avoiding event recurrence requires major overhaul of policies and procedures. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 88 The lowest rated consequence is assigned the value of 1 and is described as Insignificant Consequence with parameters that include non-reportable safety incidents with zero days lost accidents, no environmental damage, loss of production or systems for less than one week and cost of less than USD $0.5 million. Increasing values are assigned to each higher consequence, culminating with the value of 5 assigned to critical consequences, the parameters of which include multiple-fatality accidents, major environmental damage, and loss of production or systems for longer than one month and cost of greater than USD $50.0 million. Composite Risk Matrix R = P x C and Color-Code Convention The risk level, defined as the product of probability of occurrence and consequence, ranges in value from 1 (lowest possible risk) to 25 (maximum risk level). The values are color-coded to facilitate identification of the highest risk aspects. Table 22-3: Risk Matrix P x C = R Consequence (C) Insignificant Minor Moderate Major Critical 1 2 3 4 5 P ro b ab ili ty L ev el ( P ) Remote 1 1 2 3 4 5 Unlikely 2 2 4 6 8 10 Possible 3 3 6 9 12 15 Likely 4 4 8 12 16 20 Almost Certain 5 5 10 15 20 25 22.2.5 Categorization of Risk Levels and Color Code Convention Very high risks are considered to be unacceptable and require corrective action. Risk reduction measures must be applied to reduce very high risks to a tolerable level. 22.2.6 Description of the Coal Property The MWVUG is located in Raleigh, Kanawha, Fayette and Boone Counties, West Virginia and is an active operation with three underground mines. The active underground operations within the MWVUG Mine Complex (Black Eagle Mine, Panther Eagle, and Horse Creek Eagle) utilize continuous mining production sections. The method provides continuity, preserving skilled work groups and enabling effective

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 89 utilization of production equipment. The active and projected mines are located above and below drainage and as such are accessed via a combination of drifts, box cuts, shafts and slopes. 22.2.7 Summary of Residual Risk Ratings Each risk factor is numbered, and a risk level for each is determined by multiplying the assigned probability by the assigned consequence. The risk levels are plotted on a risk matrix to provide a composite view of the Alpha risk profile. The average risk level is 6.6, which is defined as Moderate. Table 22-4: Risk Assessment Matrix C o n se q u en ce Critical >$50 MM Major $10-50MM 9 6 Moderate $2-10 MM 1, 12 2, 4, 8, 14 3 Minor $0.5-$2 MM 13 5, 7, 10 Low <$0.5 MM 11 <10% 10-30% 30-60% 60-90% >90% Remote Unlikely Possible Likely Almost Certain 22.2.8 Risk Factors A high-level approach is utilized to characterize risk factors that are generally similar across a number of the active and proposed mining operations. Risk factors that are unique to a specific operation or are particularly noteworthy are addressed individually. 22.2.8.1 Geological and Coal Resource Coal mining is accompanied by risk that, despite exploration efforts, mining areas will be encountered where geological conditions render extraction of the resource to be uneconomic, or that coal quality characteristics disqualify the product for sale into target markets. Offsetting the geological and coal resource risk are the size of the controlled property which allows flexibility in the selection of mine areas away from areas where coal quality and mineability are less favorable. In addition, many of the underground mines are designed to operate with multiple production sections each, which lessens the immediate impact when one section encounters difficulties. The large reserve areas also provide a mitigation strategy of varying the timing of Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 90 development of mines to offset expected or encountered adverse conditions, thereby maintaining consistent production and quality. This flexibility requires additional extension or development cost but increases performance consistency. The larger reserve areas will be developed with multiple production sections and the small, replacement production reserve areas provide ready access to alternative locations if geological and coal resource characteristics require abandonment of an active production area. Table 22-5: Geological and Coal Resource Risk Assessment (Risks 1 and 2) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Recoverable coal tons recognized to be significantly less than previously estimated. Reserve base is adequate to serve market commitments and respond to opportunities for many years. Local adverse conditions may increase frequency and cost of production unit relocations. Previous and ongoing exploration and extensive regional mining history provide a high level of confidence of coal seam correlation, continuity of the coal seams, and coal resource tons. 1 4 4 Optimize mine plan to increase resource recovery; develop mine plan to provide readily available alternate mining locations to sustain expected production level. 1 3 3 Coal quality locally proves to be lower than initially projected. If uncontrolled, production and sale of coal that is out of specification can result in rejection of deliveries, cancellation of coal sales agreements and damage to reputation. Exploration and vast experience and history in local coal seams provide confidence in coal quality; limited excursions can be managed with careful product segregation and blending. 2 5 10 Develop mine plan to provide readily available alternate mining locations to sustain expected production level; modify coal sales agreements to reflect coal quality. 2 3 6 22.2.8.2 Environmental Water quality and other permit requirements are subject to modification and such changes could have a material impact on the capability of the operator to meet modified standards or to receive new permits and modifications to existing permits. Permit protests may result in delays or denials to permit applications. Environmental standards and permit requirements have evolved significantly over the past 50 years and to-date, mining operators and regulatory bodies have been able to adapt successfully to evolving environmental requirements.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 91 Table 22-6: Environmental (Risks 3 and 4) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Environmental performance standards are modified in the future. Delays in receiving new permits and modifications to existing permits; cost of testing and treatment of water and soils Work with regulatory agencies to understand and influence final standards; implement testing, treatment and other actions to comply with new standards. 3 4 12 Modify mining and reclamation plans to improve compliance with new standards while reducing cost of compliance. 3 3 9 New permits and permit modifications are increasingly delayed or denied. Interruption of production and delayed implementation of replacement production from new mines. Comply quickly with testing, treatment and other actions required; continue excellent compliance performance within existing permits. 2 4 8 Establish and maintain close and constructive working relationships with regulatory agencies, local communities and community action groups. 2 3 6 22.2.8.3 Regulatory Requirements Federal and state health and safety regulatory agencies occasionally amend mine laws and regulations. The impact is industry wide. Mining operators and regulatory agencies have been able to adapt successfully to evolving health and safety requirements. Table 22-7: Regulatory Requirements (Risk 5) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Federal and state mine safety and health regulatory agencies amend mine laws and regulations. Cost of training, materials, supplies and equipment; modification of mine examination and production procedures; modification of mining plans. Participate in hearings and workshops when possible to facilitate understanding and implementation; work cooperatively with agencies and employees to facilitate implementation of new laws and regulations. 4 3 12 Familiarity and experience with new laws and regulations results in reduced impact to operations and productivity and improved supplies and equipment options. 4 2 8 22.2.8.4 Market and Transportation Most of the current and future production is expected to be directed to domestic and international metallurgical markets. Historically, the metallurgical markets have been cyclical and highly volatile. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 92 Table 22-8: Market and Transportation (Risk 6) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Volatile coal prices drop precipitously. Loss of revenue adversely affects profitability; reduced cash flow may disrupt capital expenditures plan. Cost control measures implemented; capital spending deferred. 4 5 20 High-cost operations closed, and employees temporarily furloughed. 4 4 16 Occasional delay or interruption of rail, river and terminals service may be expected. The operator can possibly minimize the impact of delays by being a preferred customer by fulfilling shipment obligations promptly and maintaining close working relationships. Table 22-9: Market and Transportation (Risk 7) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Rail or river transport is delayed; storage and shipping access at river and ocean terminals is not available. Fulfillment of coal sales agreements delayed; limited coal storage at mines may increase cost of rehandling; production may be temporarily idled. Provide adequate storage capacity at mines; coordinate continuously with railroad and shipping companies to respond quickly and effectively to changing circumstances. 4 3 12 Provide back-up storage facility along with personnel, equipment and rehandle plan to sustain production and fulfill sales obligations timely. 4 2 8 22.2.8.5 Mining Plan Occupational health and safety risks are inherent in mining operations. Comprehensive training and retraining programs, internal safety audits and examinations, regular mine inspections, safety meetings, along with support of trained fire brigades and mine rescue teams are among activities that greatly reduce accident risks. Employee health monitoring programs coupled with dust and noise monitoring and abatement reduce health risks to miners. As underground mines are developed and extended, observation of geological, hydrogeological and geotechnical conditions lead to modification of mine plans and procedures to enable safe work within the mine environments. Highlighted below are selected examples of safety and external factors relevant to Alpha’s operations. 22.2.8.5.1 Methane Management Coalbed methane is present in coal operations below drainage. Often the methane concentration in shallow coal seams is at such low levels that it can be readily managed with frequent testing and monitoring, vigilance and routine mine ventilation. Very high methane concentrations may be present

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 93 at greater depths. High methane concentrations may require degasification of the coal seam to assure safe mining. Methane is not expected to be present in most of the MWVUG property. Table 22-10: Methane Management (Risk 8) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Methane hazard is present in mines operating below drainage. Injury or loss of life; possible ignition of gas and mine explosion; potential loss of mine and equipment temporarily or permanently; additional mine fan, mine power, ventilation, monitoring and examination requirements. Low to moderate levels can be managed with frequent examinations, testing and monitoring within the mine ventilation system. Excellent rock dust maintenance minimizes explosion propagation risk should an ignition occur. 2 5 10 Very high-level methane concentrations may require coal seam degasification and gob degasification where pillar extraction methods are employed. 2 3 6 22.2.8.5.2 Mine Fires Mine fires, once common at mine operations, are rare today. Most active coal miners have not encountered a mine fire. Vastly improved mine power and equipment electrical systems, along with safe mine practices reduce mine fire risks. Crew training and fire brigade support and training improve response for containment and control if a fire occurs. Spontaneous combustion within coal mines, which is the source of most fires that occur today, is not expected to commonly occur at the Alpha property. When spontaneous combustion conditions are present, monitoring systems are employed for early detection and mine plans are designed to facilitate isolation, containment and rapid extinguishment. Table 22-11: Mine Fires (Risk 9) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Mine fire at underground operation or plant stockpile fire. Injury or loss of life; potential loss of mine temporarily or permanently; damage to equipment and mine infrastructure. Inspection and maintenance of mine power, equipment and mine infrastructure; good housekeeping; frequent examination of conveyor belt entries; prompt removal of accumulations of combustible materials. 1 5 5 If spontaneous combustion conditions are present, enhanced monitoring and examination procedures will be implemented; mine design will incorporate features to facilitate isolation, containment and extinguishment of spontaneous combustion locations. 1 4 4 Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 94 22.2.8.5.3 Ground Control Underground mining exposes miners to the risks of roof falls and rib rolls. Ground control-based risks can be mitigated through effective roof control plans which are supplemented with a strong understanding of future geotechnical conditions. Foremen and crews should be trained to examine the roof, rib and floor conditions and identify pending and immediate hazards. Multiple publicly available software programs can be used to assess pillar sizing and stability. Table 22-12: Ground Control (Risk 10) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Ground control issues cause roof failures, rib rolls, floor heave, etc. Injury or loss of life; catastrophic damage to equipment; production interruption. Regular inspection for change and signs of failure. Dynamic design of roof control plan and safety measures to honor observed conditions and exploration- based information; conservative pillar design. 4 3 12 Multiple operating sections to mitigate any lost production; availability of new working areas in case abandonment of section is required; availability of alternative roof control technologies in case of abrupt changes in mining conditions. 4 2 8 22.2.8.5.4 Availability of Supplies and Equipment The industry has periodically experienced difficulty receiving timely delivery of mine supplies and equipment. Availability issues often accompanied boom periods for coal demand. Any future delivery of supplies and equipment delays are expected to be temporary with limited impact on production. Table 22-13: Availability of Supplies and Equipment (Risk 11) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Disruption of availability for supplies and equipment. Temporary interruption of production. Force majeure provision in coal sales agreements to limit liability for delayed or lost sales. 3 2 6 Work closely with customers to assure delayed coal delivery rather than cancelled sales; monitory external conditions and increase inventory of critical supplies; accelerate delivery of equipment when possible. 3 1 3 22.2.8.5.5 Labor Work stoppage due to labor protests are considered to be unlikely and accompanied by limited impact should it occur. Excellent employee relations and communications limit the exposure to outside

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 95 protesters. Loss of supervisors and skilled employees to retirement is inevitable; the impact can be lessened with succession planning and training and training and mentorship of new employees. Table 22-14: Labor – Work Stoppage (Risk 12) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Work stoppage due to slowdowns or secondary boycott activity. Loss of production and coal sales; damaged customer and employee relations; reputation loss. Maintain excellent employee relations and communications; maintain frequent customer communications. 2 3 6 Develop plan for employee communications and legal support to minimize impact of secondary boycott activities. 1 3 3 Table 22-15: Labor – Retirement (Risk 13) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Retirement of supervisors and skilled employees. Loss of leadership and critical skills to sustain high levels of safety, maintenance and productivity. Monitor demographics closely and maintain communications with employees who are approaching retirement age; maintain employee selection and training programs. 3 3 9 Maintain selection of candidates and implementation of in-house or third-party training for electricians and mechanics; develop employee mentoring program. 3 2 6 22.2.8.6 Comprehensive Health and Safety While largely incorporated in mine plan-based risk factors, effective health and safety programs reduce the risk of accidents, associated loss of production and fines. Currently, coal mining and processing requires a robust health and safety team, consisting of executive level health and safety roles, regional health and safety managers, and multiple operational level health and safety coordinators. Table 22-16: Health and Safety (Risk 14) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Failure to attain operations safety standards and associated occurrence of accidents Injuries and possible loss of life; damage to morale and workforce confidence; loss of production and diminished productivity; regulatory issues, closures and fines; reputation loss Safety and loss control awareness training to help employees recognize hazardous conditions and actions; frequent job observations and feedback; periodic employee performance reviews 2 5 10 Senior management's active participation in safety process; utilization of motivational methods to reinforce company's values and commitment to safety; regular comprehensive safety audits to assure safety standards are maintained. 2 3 6 Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 96 23 Recommendations Alpha should continue to work both internally and with outside assistance to further define their Resource Base and to Optimize the LOM Plan. 24 References Publicly available information from various State and Federal agencies was used where relevant. JOURNEL, A.G., & HUIJBREGTS, CH, J., 1978: Mining Geostatistics, The Blackburn Press Caldwell, New Jersey. 25 Reliance on Information Provided by Registrant For the purpose of this TRS, MM&A utilized the Geological and Coal Quality data provided by Alpha. This information was subjected to verification of its integrity and completeness. Historical productivity and operating costs were also supplied by Alpha. This information was combined with the experience and knowledge of the QP’s to forecast the LOM plan. Alpha supplied a long-term price forecast based on published benchmark pricing. This benchmark pricing was adjusted by Alpha to reflect the effects of quality and transportation borne after FOB plant costs were calculated. A summary of the information provided by Alpha relied upon by MM&A for the purposes of this TRS is provided in Table 25-1.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Mid-West Virginia Underground Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin West Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 97 Table 25-1: Information from Registrant Relied Upon by MM&A Category Information Provided by Alpha Report Section Legal Mineral control and surface control rights as shown on maps 3.2, 3.3 Geological Geologic data including digital databases and original source data including geologist logs, driller’s logs, geophysical logs 9.1 Coal Quality Database of coal quality information supplemented with original source laboratory sheets where available 10.1 Mining Historical productivities and manpower from operating and future Alpha mines 13.2, 13.4 Coal Preparation Flow sheet and other information representing current and future methods of coal processing 14.1 Marketing Long-term price forecast used in financial projections 16.2 Waste Disposal Engineering data and estimates representing remaining capacities for coarse and fine coal waste disposal 17.2 Environmental Permit and bonding information 17.3 Costs Historical and budgetary operating cost information used to derive cost drivers for reserve financial modeling 18.2 APPENDIX A SUMMARY TABLES

Alpha Metallurgical Resources 2021 SEC Update - MWV Underground Summary of Coal Resource (Short Tons) • Effective December 31, 2021 Appendix A Table 1 Mine/Area Seam Measured Indicated Total Inferred Grand Total Owned Leased Permitted Not Permitted Ash% Sulfur% VM% Elk Run - Seng Creek Chilton 14,555,000 11,353,000 25,907,000 0 25,907,000 25,907,000 0 0 25,907,000 - - - Titan Middle Cedar Grove 393,000 8,000 401,000 0 401,000 0 401,000 401,000 0 - - - Black King LCG Lower Cedar Grove 4,589,000 644,000 5,234,000 0 5,234,000 0 5,234,000 0 5,234,000 7 0.8 - Elk Run (Castle II) Peerless 13,584,000 4,533,000 18,117,000 0 18,117,000 0 18,117,000 9,161,000 8,956,000 25 2.4 - Browns Branch Powellton 11,451,000 1,613,000 13,064,000 0 13,064,000 0 13,064,000 0 13,064,000 - - - Browns Branch High Seam Powellton 0 0 0 185,000 185,000 0 0 0 0 - - - Powellon 10-B Powellton 3,533,000 211,000 3,744,000 0 3,744,000 0 3,744,000 0 3,744,000 - - - Dow Fork Eagle 0 0 0 1,327,000 1,327,000 0 0 0 0 36 0.7 - Panther Eagle Eagle 843,000 634,000 1,477,000 0 1,477,000 0 1,477,000 1,477,000 0 13 1.7 - Sycamore Eagle 7,217,000 888,000 8,105,000 0 8,105,000 0 8,105,000 0 8,105,000 - - - Glen Alum Tunnel Glen Alum Tunnel 1,403,000 451,000 1,854,000 0 1,854,000 0 1,854,000 1,854,000 0 26 1.2 - Workman Beckley 2,934,000 5,605,000 8,539,000 57,000 8,596,000 0 8,539,000 0 8,539,000 20 1.3 - Mountain Laurel Beckley 14,800,000 14,565,000 29,365,000 55,000 29,420,000 29,365,000 0 0 29,365,000 - - - Mountain Laurel Fire Creek 4,389,000 1,506,000 5,895,000 0 5,895,000 5,895,000 0 0 5,895,000 4 0.7 20 Total 79,691,000 42,011,000 121,702,000 1,624,000 123,326,000 61,168,000 60,534,000 12,893,000 108,809,000 16 0.9 20 Note(1): Resource tons are exclusive of reserve tons. Note (2): Coal resources are reported on a dry basis. Surface moisture and inherent moisture are excluded. Note (3): The Property contains 121.7 million tons (Mt) of dry, in-place measured and indicated coal resources exclusive of reserves as of December 31, 2021. All resources exclusive of reserves are considered a met market. Totals may not add due to rounding. Quality (Dry Basis) By Permit StatusBy Reliability Category Coal Resource (Dry Tonnes, In Situ) By Control Type CES129 MWV UG Tables (2022-02-10).xlsx • MWVU ANR Resource Report • 2/17/2022 Page 1 of 1 Alpha Metallurgical Resources 2021 SEC Update - MWV Underground Summary of Coal Reserves (Short Tons) • Effective December 31, 2021 Appendix A Table 2 By Permit Status By Market Mine/Area Mine Proven Probable Total Surface UG Owned Leased Permitted Not Permitted Thermal Met Ash% Sulfur% VM% Elk Run - Seng Creek Chilton 0 0 0 0 0 0 0 0 0 0 0 - - - Laurel Area Hernshaw 3,562,000 1,021,000 4,583,000 0 4,583,000 0 4,583,000 0 4,583,000 0 4,583,000 5 0.8 36 Round Bottom UCG Upper Cedar Grove 1,465,000 481,000 1,946,000 0 1,946,000 0 1,946,000 0 1,946,000 0 1,946,000 10 0.7 - Seng Creek UCG Upper Cedar Grove 2,095,000 616,000 2,711,000 0 2,711,000 0 2,711,000 0 2,711,000 0 2,711,000 10 0.7 - Coon Cedar Grove Upper Cedar Grove 765,000 18,000 783,000 0 783,000 0 783,000 783,000 0 0 783,000 7 1.1 35 Ellis Cedar Grove Upper Cedar Grove 901,000 7,000 908,000 0 908,000 0 908,000 908,000 0 0 908,000 5 0.9 - Titan Middle Cedar Grove 0 5,238,000 5,238,000 0 5,238,000 0 5,238,000 3,932,000 1,306,000 0 5,238,000 6 1.1 37 Low Gap Middle Cedar Grove 632,000 0 632,000 0 632,000 0 632,000 0 632,000 0 632,000 6 0.8 - Black King LCG Lower Cedar Grove 8,534,000 1,383,000 9,917,000 0 9,917,000 0 9,917,000 4,509,000 5,408,000 0 9,917,000 5 0.7 36 Berwind Lower Cedar Grove 2,100,000 54,000 2,154,000 0 2,154,000 0 2,154,000 0 2,154,000 0 2,154,000 5 0.9 - Elk Run - Hunter Peerless Peerless 0 6,820,000 6,820,000 0 6,820,000 0 6,820,000 4,909,000 1,911,000 0 6,820,000 6 1.6 - Elk Run (Castle II) Peerless 0 0 0 0 0 0 0 0 0 0 0 - - - Browns Branch Powellton 11,694,000 7,085,000 18,779,000 0 18,779,000 0 18,779,000 5,741,000 13,038,000 0 18,779,000 6 1.0 34 Browns Branch High Seam Powellton 1,220,000 1,298,000 2,518,000 0 2,518,000 0 2,518,000 0 2,518,000 0 2,518,000 8 0.9 34 Roundbottom Powellton 0 1,509,000 1,509,000 0 1,509,000 0 1,509,000 1,509,000 0 0 1,509,000 4 1.1 - Powellon 10-B Powellton 0 0 0 0 0 0 0 0 0 0 0 - - - Beetree Powellton 335,000 116,000 451,000 0 451,000 0 451,000 274,000 177,000 0 451,000 2 0.8 - Slip Ridge Powellton Powellton 466,000 86,000 553,000 0 553,000 0 553,000 343,000 209,000 0 553,000 3 1.0 - Black Eagle Eagle 8,581,000 4,204,000 12,785,000 0 12,785,000 0 12,785,000 8,876,000 3,909,000 0 12,785,000 5 0.8 35 Dow Fork Eagle 7,057,000 3,087,000 10,144,000 0 10,144,000 315,000 9,829,000 7,171,000 2,973,000 0 10,144,000 4 0.7 32 Panther Eagle Eagle 4,181,000 1,889,000 6,070,000 0 6,070,000 0 6,070,000 3,789,000 2,281,000 0 6,070,000 4 1.2 35 Horse Creek Eagle 172,000 70,000 242,000 0 242,000 0 242,000 242,000 0 0 242,000 4 1.2 35 Cledar Fork/Horse Creek Eagle 249,000 4,000 253,000 0 253,000 0 253,000 253,000 0 0 253,000 5 1.3 30 Sycamore Eagle 0 0 0 0 0 0 0 0 0 0 0 - - - Glen Alum Tunnel Glen Alum Tunnel 1,812,000 488,000 2,300,000 0 2,300,000 154,000 2,146,000 4,000 2,296,000 0 2,300,000 6 1.4 24 Workman Beckley 13,343,000 12,851,000 26,195,000 0 26,195,000 1,558,000 24,636,000 2,984,000 23,211,000 0 26,195,000 5 0.9 12 Mountain Laurel Beckley 0 0 0 0 0 0 0 0 0 0 0 - - - Mountain Laurel Fire Creek 0 0 0 0 0 0 0 0 0 0 0 - - - Grand Total Grand Total 69,165,000 48,326,000 117,491,000 0 117,491,000 2,027,000 115,464,000 46,227,000 71,264,000 0 117,491,000 6 0.9 31 Notes: Marketable reserve tons are reported on a moist basis, including a combination of surface and inherent moisture. Coal quality is based on a weighted average of laboratory analysis from core holes. The combination of surface and inherent moisture is modeled at 6.0-percent. Actual product moisture is dependent upon multiple geological factors, operational factors, and product contract specifications and can exceed 8-percent. As such, the modeled moisture values provide a level of conservatism for reserve reporting. *Some reserves lack coal quality. As such, Ellis, Seng Creek and Round Bottom Lower Cedar Grove reserves are priced as High-Vol A. Low Gap Middle Cedar Grove and Berwind Lower Cedar Grove reserves are priced as High-Vol A. Peerless reserves were priced as High-Vol B and the Powellton reserves were priced as High-Vol A. Totals may not add due to rounding. Demonstrated Coal Reserves By Mining TypeBy Reliability Category Quality (Dry Basis)(Wet Tons, Washed or Direct Shipped) By Control Type CES129 MWV UG Tables (2022-02-10).xlsx • MWVU ANR Reserve Report • 2/17/2022 Page 1 of 1

APPENDIX B INITIAL ECONOMIC ASSESSMENT RESOURCES EXCLUSIVE OF RESERVES (PER TON) Alpha Metallurgical Resources, Inc. Initial Economic Assessment Resources Exclusive of Reserves (per Ton) Appendix B: MWVUG Complex Seam: CH GAT MCG LCG LCG PEER EG EG EG BEC BEC FC POW POW MWVUG MWVUG MWVUG MWVUG MWVUG MWVUG MWVUG MWVUG MWVUG MWVUG MWVUG MWVUG MWVU MWVUG Area: Elk Run Seng Creek Chilton Glen Alum Tunnel Titan Middle Cedar Grove Block D Black King I Block A1 Black King I Block D Castle Peerless Dow Fork Eagle Sycamore Eagle Panther Eagle Beckley Mt. Larel Beckley Workman Firecreek Mt. Laurel Brown's Branch Powellton Powellton Block 10-B In-Place Resource Tons 25,907,456 1,854,136 401,168 2,064,401 3,169,107 18,117,235 1,326,773 8,104,903 1,476,559 29,420,161 8,595,909 5,895,383 13,249,279 3,743,627 Potentially Recoverable Tons* 6,087,799 502,060 165,040 834,610 1,286,241 6,352,718 256,940 2,774,995 542,920 6,928,735 2,216,202 1,642,268 3,026,311 1,085,872 Mining Method Deep - CM Deep - CM Deep - CM Deep - CM Deep - CM Deep - CM Deep - CM Deep - CM Deep - CM Deep - CM Deep - CM Deep - CM Deep - CM Deep - CM Assumed Sales Realization at Plant** 100$ 130$ 130$ 130$ 130$ 100$ 130$ 130$ 130$ 130$ 130$ 130$ 130$ 130$ Iniital Capex Estimate to Access Resources*** 25,000,000$ 8,000,000$ 2,000,000$ -$ 8,000,000$ 63,000,000$ -$ 25,000,000$ -$ 158,000,000$ 15,000,000$ 25,000,000$ -$ 8,000,000$ Direct Mining Costs: Labor**** 19.83$ 33.84$ 31.27$ 29.62$ 27.90$ 29.23$ 29.11$ 25.56$ 31.12$ 32.10$ 25.32$ 34.50$ 32.63$ 31.20$ Supplies, Excluding Roof Control 3.97$ 6.77$ 6.25$ 5.92$ 5.58$ 5.85$ 5.82$ 5.11$ 6.22$ 6.42$ 5.06$ 6.90$ 6.53$ 6.24$ Roof Control 3.97$ 6.77$ 6.25$ 5.92$ 5.58$ 5.85$ 5.82$ 5.11$ 6.22$ 6.42$ 5.06$ 6.90$ 6.53$ 6.24$ M&R 10.60$ 8.89$ 8.41$ 9.35$ 8.68$ 8.31$ 11.66$ 8.68$ 11.61$ 10.32$ 7.39$ 9.70$ 10.48$ 9.88$ Power 2.35$ 1.98$ 1.87$ 2.08$ 1.93$ 1.85$ 2.59$ 1.93$ 2.58$ 2.29$ 1.64$ 2.16$ 2.33$ 2.20$ Other 2.35$ 1.98$ 1.87$ 2.08$ 1.93$ 1.85$ 2.59$ 1.93$ 2.58$ 2.29$ 1.64$ 2.16$ 2.33$ 2.20$ Total Direct Cash Costs 43.07$ 60.22$ 55.93$ 54.97$ 51.60$ 52.93$ 57.60$ 48.32$ 60.34$ 59.85$ 46.12$ 62.31$ 60.83$ 57.95$ Transporation, Washing, Environmental & G&A Costs: Coal Prep***** 9.42$ 7.90$ 7.47$ 8.31$ 7.72$ 7.38$ 10.37$ 7.71$ 10.32$ 13.76$ 6.57$ 12.93$ 9.32$ 8.78$ Materials Handling 1.50$ 1.50$ 1.50$ 1.50$ 1.50$ 1.50$ 1.50$ 1.50$ 1.50$ 1.50$ 1.50$ 1.50$ 1.50$ 1.50$ Raw Coal Trucking***** 9.37$ 2.99$ 10.47$ 3.83$ 3.56$ 3.41$ 16.07$ 3.56$ -$ 11.17$ 2.53$ 10.49$ 4.30$ 4.13$ Clean Coal Trucking 1.25$ 1.25$ 1.25$ 1.25$ 1.25$ 1.25$ 1.25$ 1.25$ 1.25$ 1.25$ 1.25$ 1.25$ 1.25$ 1.25$ Enviro****** 0.35$ 0.35$ 0.35$ 0.35$ 0.35$ 0.35$ 0.35$ 0.35$ 0.35$ 0.35$ 0.35$ 0.35$ 0.35$ 0.35$ G&A 5.00$ 5.00$ 5.00$ 5.00$ 5.00$ 5.00$ 5.00$ 5.00$ 5.00$ 5.00$ 5.00$ 5.00$ 5.00$ 5.00$ Total Transporation, Washing, Environmental & G&A Costs: 26.89$ 18.99$ 26.05$ 20.25$ 19.38$ 18.89$ 34.53$ 19.37$ 18.42$ 33.03$ 17.20$ 31.53$ 21.71$ 21.01$ Indirect Cash Costs Royalty 6.00$ 7.80$ 7.80$ 7.80$ 7.80$ 6.00$ 7.80$ 7.80$ 7.80$ -$ 7.80$ -$ 7.80$ 7.80$ Black Lung Excise Tax 0.55$ 0.55$ 0.55$ 0.55$ 0.55$ 0.55$ 0.55$ 0.55$ 0.55$ 0.55$ 0.55$ 0.55$ 0.55$ 0.55$ SMCRA 0.12$ 0.12$ 0.12$ 0.12$ 0.12$ 0.12$ 0.12$ 0.12$ 0.12$ 0.12$ 0.12$ 0.12$ 0.12$ 0.12$ State Severance 5.00$ 2.60$ 1.30$ 2.60$ 2.60$ 2.00$ 6.50$ 6.50$ 1.30$ 2.60$ 6.50$ 1.30$ 6.50$ 6.50$ Property Tax & Insurance 2.50$ 2.50$ 2.50$ 2.50$ 2.50$ 2.50$ 2.50$ 2.50$ 2.50$ 2.50$ 2.50$ 2.50$ 2.50$ 2.50$ Total Indirect Cash Costs 14.17$ 13.57$ 12.27$ 13.57$ 13.57$ 11.17$ 17.47$ 17.47$ 12.27$ 5.77$ 17.47$ 4.47$ 17.47$ 17.47$ Non Cash Costs Amoritiztion of Development Capital 4.11$ 15.93$ 12.12$ -$ 6.22$ 9.92$ -$ 9.01$ -$ 22.80$ 6.77$ 15.22$ -$ 7.37$ Depreciation of Initial Equipment and Sustaining Capital 5.00$ 5.00$ -$ 5.00$ 5.00$ 5.00$ 5.00$ 5.00$ 5.00$ 5.00$ 5.00$ 5.00$ 5.00$ 5.00$ Depletion 1.00$ 1.00$ 1.00$ 1.00$ 1.00$ 1.00$ 1.00$ 1.00$ 1.00$ 1.00$ 1.00$ 1.00$ 1.00$ 1.00$ Total Non Cash 10.11$ 21.93$ 13.12$ 6.00$ 12.22$ 15.92$ 6.00$ 15.01$ 6.00$ 28.80$ 12.77$ 21.22$ 6.00$ 13.37$ Total Cash Cost 84.13$ 92.78$ 94.25$ 88.79$ 84.55$ 82.99$ 109.61$ 85.16$ 91.03$ 98.65$ 80.79$ 98.31$ 100.01$ 96.43$ EBITDA 15.87$ 37.22$ 35.75$ 41.21$ 45.45$ 17.01$ 20.39$ 44.84$ 38.97$ 31.35$ 49.21$ 31.69$ 29.99$ 33.57$ Fully Loaded Cost 94.24$ 114.72$ 107.37$ 94.79$ 96.77$ 98.90$ 115.61$ 100.17$ 97.03$ 127.45$ 93.56$ 119.53$ 106.01$ 109.80$ Fully Loaded P&L 5.76$ 15.28$ 22.63$ 35.21$ 33.23$ 1.10$ 14.39$ 29.83$ 32.97$ 2.55$ 36.44$ 10.47$ 23.99$ 20.20$ Passes Resource Iniital Economic Assessment? YES YES YES YES YES YES YES YES YES YES YES YES YES YES *Potentially recoverable tons are calculated by applying appropriate modifying factors to in-place resource tonnages **Sales relization represents estimated long range sales price. ***No initial capital required where resources are accessible from existing mines. ****Labor rates are driven based off of super section productivities assuming 250 to 350 feet per unit shift per section. *****Processing assumed to occur at Marfork plant with the exception of Mt. Laurel resouces, which are assumed to be toll washed at another regional plant. ******Environmental costs assumed to include permiting, outfall maintenance, etc. CES129 MWV Underground Initial Economic Assessment Resources Exclusive of Reserves 2-1-22.xlsx Page 1 of 1

APPENDIX C MAPS Seng Creek Area Elk Run - 3000' Scale In Feet 0 Data Point Location Map 1 MWV Underground Chilton Seam Alpha Metallurgical Resource, LLC Boone & Raleigh Counties, West Virginia Coordinate System: West Virginia South State Plane NAD 27 Controlled Underground Reserve / Resource as of 12/31/21 Resource Exclusive of Reserve N

Bethlehem Mines No. 113 Bethlehem Mines No. 114 & 115 Laurel Area 4000' Scale In Feet 0 Data Point Location Map 2 MWV Underground Hernshaw Seam Alpha Metallurgical Resource, LLC Boone, Raleigh & Kanawha Counties, West Virginia Coordinate System: West Virginia South State Plane NAD 27 Controlled Underground Reserve / Resource as of 12/31/21 Reserve Previous Underground Mining N R 1" OF COAL CUT UP 80' 9/14/67 King Mine Anchor Coal Co. Mine No.4 Coon Area Seng Creek Area Round Bottom Area Ellis Area 2 Scale In Miles 0 Data Point Location Map 3 MWV Underground Upper Cedar Grove Seam Alpha Metallurgical Resource, LLC Boone & Raleigh Counties, West Virginia Coordinate System: West Virginia South State Plane NAD 27 Controlled Underground Reserve / Resource as of 12/31/21 Reserve Previous Underground Mining N

TSH-14 BADTOP BADTOP XX XX XX X X X X X X X X X X X X X X X X XX X X X X X X X X X X XXX X X X X X X X X X X X BE LT N o. 2 BELT No.3 X X X XX X X X FALL X X X XX XX X X XX X BAD TOP AREA FALL X X X X X X X X XX X X X X X X XX X X X X X X X X X X 308° 47' 39" AZI. 308° 47' 39" AZI. $ $ $ $ $ $ $$ $ SEALED AREA SEALED AREA SEALED AREA SEALED AREA SEALED AREA SEALED AREA 50 ft. Barrier 128° 52' 05" AZI. $ $ $ $ $$ 21 8° 5 0' 3 0" A ZI . BOTH SPLITS RAMPED UP TOP SPLIT ONLY 308° 48' 28.35" AZI. 308° 48' 28" AZI. 21 8° 4 8' 28 " A ZI . BM M AI NS AZI.308°48'28" Ra m pe d up To p s pli t o nly Bo th Sp lits XX X X X X X X X X X X X X X X X X XX X X X X X X X X X X X X X X X X X X X X XX X XX X X X Laurel Alma Mine Titan Area Low Gap Area 6000' Scale In Feet 0 Data Point Location Map 4 MWV Underground Middle Cedar Grove Seam Alpha Metallurgical Resource, LLC Kanawha & Fayette Counties, West Virginia Coordinate System: West Virginia South State Plane NAD 27 Controlled Underground Reserve / Resource as of 12/31/21 Reserve Resource Exclusive of Reserve Previous Underground Mining N PILLARS MINED 7 MAD DOG MAINS D O O BE R M AI N S FALL FALL FALL HOOVE /FALL LAYERED SHALE Sealed Area of Kessler No. 4 BIG R FAULT FAULT FAULT FAULT Sealed Area of Kessler No. 4 Sealed Area of Kessler No. 4 (Not measured by Elk Run Coal Company) (Not measured by Elk Run Coal Company) (Not measured by Elk Run Coal Company) Berwind Area Black King I Area Elk Run Black King I Mine 2 Scale In Miles 0 Data Point Location Map 5 MWV Underground Lower Cedar Grove Seam Alpha Metallurgical Resource, LLC Boone & Raleigh Counties, West Virginia Coordinate System: West Virginia South State Plane NAD 27 Controlled Underground Reserve / Resource as of 12/31/21 Reserve Resource Exclusive of Reserve Previous Underground Mining N

Caymus Mine Castle East Portal Mine Hunter Peerless Mine Castle Peerless Mine Elk Run Impoundment Area Elk Run - Hunter Peerless Area 5000' Scale In Feet 0 Data Point Location Map 6 MWV Underground Peerless Seam Alpha Metallurgical Resource, LLC Boone, Raleigh, Kanawha & Fayette Counties, West Virginia Coordinate System: West Virginia South State Plane NAD 27 Controlled Underground Reserve / Resource as of 12/31/21 Reserve Resource Exclusive of Reserve Previous Underground Mining N CC + + + + + + + + + + + + + + + + + + + + + BELT No.12 + + + + + + + + + + + + + + + + + + + + + + + + + + Bad Top Bad Top Bad Top AREA SEALED 10-04-2014 Life-line 6-10-80 7-22-80 10-22-80 12-16-80 6-7-81 LONGWALL FACE 9/16/81 5-1-78 4-5-78 ROWLAND NO. 11 MINE White Knight Mine (Castle Mine) Browns Branch Area Roundbottom Area 10-B Area Beetree Area Slip Ridge Area Roundbottom Deep Mine 10-B Mine 2.25 Scale In Miles 0 Data Point Location Map 7 MWV Underground Powellton Seam Alpha Metallurgical Resource, LLC Boone & Raleigh Counties, West Virginia Coordinate System: West Virginia South State Plane NAD 27 Controlled Underground Reserve / Resource as of 12/31/21 Reserve Resource Exclusive of Reserve Previous Underground Mining N

234.0000' SL O PE Rock Fault Rock Fault MINED BY OTHERS Sealed Area Sealed Area Sealed Area Sealed Area Sta. LBR 1 C C MILL HOLLOW MINE D HOGLEG MINE (2) 4" DEWATER HOLES 36 Black Eagle Mine Panther Eagle Deep Mine Horse Creek Eagle Deep Mine Sycamore Area Black Eagle Mine Area Dow Fork Eagle Area Panther Eagle Mine Area Horse Creek Area Clear Fork / Horse Creek Area 2 Scale In Miles 0 Data Point Location Map 8 MWV Underground Eagle Seam Alpha Metallurgical Resource, LLC Boone, Raleigh & Kanawha Counties, West Virginia Coordinate System: West Virginia South State Plane NAD 27 Controlled Underground Reserve / Resource as of 12/31/21 Reserve Resource Exclusive of Reserve Previous Underground Mining 4000' Scale In Feet 0 Data Point Location Map 9 MWV Underground Glen Alum Tunnel Seam Alpha Metallurgical Resource, LLC Raleigh County, West Virginia Coordinate System: West Virginia South State Plane NAD 27 Controlled Underground Reserve / Resource as of 12/31/21 Reserve Resource Exclusive of Reserve Previous Underground Mining N

Beckley Lick Run Bonny Mine Stanaford No. 1 Mine Skelton Mine Mountain Laurel Area Workman Area Beckley Mine 2 Scale In Miles 0 Data Point Location Map 10 MWV Underground Beckley Seam Alpha Metallurgical Resource, LLC Raleigh & Fayette Counties, West Virginia Coordinate System: West Virginia South State Plane NAD 27 Controlled Underground Reserve / Resource as of 12/31/21 Reserve Resource Exclusive of Reserve Previous Underground Mining N Mountain Laurel Area 3000' Scale In Feet 0 Data Point Location Map 11 MWV Underground Fire Creek Seam Alpha Metallurgical Resource, LLC Boone, Raleigh, Kanawha & Fayette Counties, West Virginia Coordinate System: West Virginia South State Plane NAD 27 Controlled Underground Reserve / Resource as of 12/31/21 Resource Exclusive of Reserve Previous Underground Mining N